UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2022

Item 1. Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:
SEMI-ANNUAL REPORT

December 31, 2022

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Mid-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Sustainable Small-Cap Core Fund

Brown Advisory Global Leaders Fund

Brown Advisory Sustainable International Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Sustainable Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax-Exempt Bond Fund

Brown Advisory Tax-Exempt Sustainable Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory Emerging Markets Select Fund

Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	7
Brown Advisory Sustainable Growth Fund	10
Brown Advisory Mid-Cap Growth Fund	13
Brown Advisory Small-Cap Growth Fund	16
Brown Advisory Small-Cap Fundamental Value Fund	20
Brown Advisory Sustainable Small-Cap Core Fund	23
Brown Advisory Global Leaders Fund	27
Brown Advisory Sustainable International Leaders Fund	30
Brown Advisory Intermediate Income Fund	33
Brown Advisory Total Return Fund	37
Brown Advisory Sustainable Bond Fund	43
Brown Advisory Maryland Bond Fund	49
Brown Advisory Tax-Exempt Bond Fund	53
Brown Advisory Tax-Exempt Sustainable Bond Fund	58
Brown Advisory Mortgage Securities Fund	63
Brown Advisory – WMC Strategic European Equity Fund	73
Brown Advisory Emerging Markets Select Fund	76
Brown Advisory – Beutel Goodman Large-Cap Value Fund	79
Statements of Assets and Liabilities	82
Statements of Operations	87
Statements of Changes in Net Assets	92
Financial Highlights	102
Notes to Financial Statements	110
Additional Information	125

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2022 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2022. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Absolute basis is to express as a fixed amount rather than referring to variable factors.

Absolute performance refers to the percentage rise or fall in the share price of a security over a stated period.

Absolute return refers to the percent amount that an asset rises or declines in value in a given period.

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

American Rescue Plan (ARP) is a $1.9 trillion economic stimulus bill passed by the 117th United States Congress and signed into law by President Joe Biden on March 11, 2021, to speed up the United States’ recovery from the economic and health effects of the COVID-19 pandemic and the ongoing recession.

Bloomberg 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg US Aggregate Bond Index.

Bloomberg Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

Coronavirus Aid, Relief, and Economic Security Act (CARES Act), also known as the CARES Act, is a $2.2 trillion economic stimulus bill passed by the 116th U.S. Congress and signed into law by President Donald Trump on March 27, 2020, in response to the economic fallout of the COVID-19 pandemic in the United States.

Correlation is a statistical measurement of how two securities move in relation to each other.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

GLOSSARY OF TERMS

Duration contribution equals the spread duration, or the measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates, of a security or market segment multiplied by the size of the allocation to it.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Environmental, Social and Governance (ESG) is an evaluation of a firm’s collective conscientiousness for social and environmental factors. The criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Free Cash Flow (FCF) Conversion represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

Free Cash Flow (FCF) Yield is a financial ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

Global Financial Crisis refers to the financial crisis of 2007-2008, which was a severe worldwide economic crisis. Prior to the COVID-19 recession in 2020, it was considered by many economists to have been the most serious financial crisis since the Great Depression.

Government agency residential mortgage-backed security is an instrument whose principal and interest payments are guaranteed by a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

Inflation rate refers to the rate of increase in prices over a given period of time. Inflation is typically a broad measure, such as the overall increase in prices or the increase in the cost of living in a country.

Internal rate of return (IRR) is a metric used in financial analysis to estimate the profitability of potential investments. IRR is a discount rate that makes the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis.

Mandatory convertible is a bond issued by a company which must be converted into shares to common stock on or before a specific date.

Meme stocks are stocks that see dramatic price increases, mostly fueled by people on social media (primarily Reddit, Twitter and Tik Tok). These stocks rarely have company fundamentals that back the rise in price and are often highly volatile.

Mortgage-backed security (MBS) is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

GLOSSARY OF TERMS

MSCI ACWI ex USA Index is an index that captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries.  The index covers the majority of the global equity opportunity set outside the US.

MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the large- and mid-cap segments of certain developed markets and global emerging markets countries.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Net present value (NPV) is the difference between the present value of cash inflows and the present value of cash outflows over a period of time. NPV is used in capital budgeting and investment planning to analyze the profitability of a projected investment or project.

90% active share is an active share that was developed to quantify the degree of active management and measures the fraction of portfolio (based on position weights) that differs from the benchmark index.  A portfolio with an active share of more than 60% is considered actively managed. Therefore, a 90% active share portfolio significantly differs from its index.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Relative performance measures how a stock is performing relative to a specific market or index.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Risk-adjusted return refers to a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is usually measured in comparison to U.S. Treasuries.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

GLOSSARY OF TERMS

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Securitized credit refers to the transformation of illiquid, nonmarketed assets into liquid, marketable assets, or in other words, securities.

Sell-side research is investment research issued by an investment bank or brokerage firm that is circulated to the firm’s clients. The ultimate outcome of the research is to provide a report including a set of financial estimates, a price target, and a recommendation of a stock’s expected performance.

Standard deviation is a statistical measure of the extent to which returns of an asset vary from its average.

Sustainable Business Advantage Drivers (SBA Drivers) refers to characteristic determined to help drive material value for customers and meaningful differentiation versus peers, as well as strong ESG risk management.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield concessions is when an investor gives up some yield by buying a lower yielding bond that if one were to invest in a higher yielding bond.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholders:

During the six-month period ended December 31, 2022, the Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) decreased 2.62% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, decreased 1.48%.

U.S. markets and the global economy continue to be impacted by numerous macro factors: heightened inflation, rising interest rates, supply-chain constraints, and China’s COVID-Zero policy. Rising rates meaningfully impacted valuations during the year, even for companies with dominant market positions and meaningful growth opportunities. During the fourth quarter, business fundamentals played a bigger role, as interest rates, although volatile, were mostly unchanged. While it is uncertain when some of these global economic challenges will subside, our focus remains entirely on monitoring the Fund’s holdings.

From a sector perspective, communication services and health care were the largest detractors to performance on a relative basis during the period. Match Group, the online dating platform, underperformed during the period as uncertainty regarding the macroeconomic environment led the company to lower guidance for 2023. The new management team, who joined earlier in the year, has reinvigorated the focus on Tinder, the company’s largest brand. We are confident in the management team’s ability to leverage the healthy subscription trends across the dating platforms and improve the monetization of the user-base. Regarding health care, Edwards Lifesciences has seen Transcatheter Aortic Valve Replacement (TAVR) procedures slow, primarily due to the ongoing hospital staffing issues in the United States. Longer-term, the company’s TAVR procedure continues to be mission-critical and we feel the growth opportunity is still well intact.

Consumer discretionary and industrials were the largest positive contributing sectors to relative performance during the period. Despite Lululemon recently reporting increased inventory levels and lower gross margins, the company’s sales continue to be impressive across their product-base. In addition to better-than-expected sales, even in a challenging macroeconomic environment, product and apparel markdowns remain low- giving us confidence in the company’s ability to manage this planned increase to inventory. Several of the Fund’s industrial holdings, IDEX Corporation, Cintas and Roper, were top performers during the period. The uniform rental and facility services company, Cintas, has navigated the inflationary environment incredibly well in our view, posting double-digit organic growth and better-than-expected margins. In addition, the company has successfully provided higher value goods to their customers, cross-sold ancillary products, and increased asset utilization, which have been financially accretive.

From an activity perspective, the volatility in the markets during the period provided opportunities for two upgrades in the Fund. The Fund exited Sherwin-Williams to initiate a position in Generac. Generac is a leading provider of standby generators that attach to homes and automatically kick in to provide backup electricity during power outages. We believe that the number of households with this equipment could double or triple over the next decade, due to the increased severity of weather events and instability in the electric grid. Coupa was also eliminated from the Fund following our purchase of Atlassian. Atlassian is a leader in collaboration and workflow management software-as-a-service solutions and we believe the company has a larger total-addressable market and higher growth rate versus Coupa.

Considering the contraction in valuations seen across large-cap growth stocks this year, we are pleased to see the continued long-term fundamental strength and multi-year growth opportunities for the companies in the Fund.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.4%

Communication Services — 5.4%
886,019	Alphabet, Inc. — Class C*	78,616,466
905,293	Match Group, Inc.*	37,560,607
		116,177,073
Consumer Discretionary — 7.2%
598,350	Amazon.com, Inc.*	50,261,400
1,173,400	Chewy, Inc.*	43,509,672
190,724	Lululemon Athletica, Inc.*	61,104,155
		154,875,227
Consumer Staples — 9.1%
507,447	Brown-Forman Corp.	33,329,119
162,245	Costco Wholesale Corp.	74,064,842
353,832	Estee Lauder Companies, Inc.	87,789,258
		195,183,219
Financials — 2.7%
174,902	S&P Global, Inc.	58,581,676

Health Care — 23.3%
181,519	Align Technology, Inc.*	38,282,357
511,762	DexCom, Inc.*	57,951,929
970,881	Edwards Lifesciences Corp.*	72,437,431
409,065	Intuitive Surgical, Inc.*	108,545,398
173,464	Thermo Fisher Scientific, Inc.	95,524,890
322,476	Veeva Systems, Inc.*	52,041,177
510,036	Zoetis, Inc.	74,745,776
		499,528,958
Industrials — 15.2%
201,080	Cintas Corp.	90,811,750
324,778	Generac Holdings, Inc.*	32,692,153
331,969	IDEX Corp.	75,798,482
201,368	L3Harris Technologies, Inc.	41,926,831
194,176	Roper Technologies, Inc.	83,901,508
		325,130,724
Information Technology — 31.5%
180,368	Adobe, Inc.*	60,699,243
210,286	Atlassian Corp.*	27,059,602
388,928	Autodesk, Inc.*	72,678,975
222,080	Intuit, Inc.	86,437,978
272,710	MasterCard, Inc.	94,829,448
393,243	Microsoft Corp.	94,307,536
343,476	NVIDIA Corp.	50,195,583
361,024	NXP Semiconductors NV	57,052,623
251,710	ServiceNow, Inc.*	97,731,442
937,799	Shopify, Inc.*	32,551,003
		673,543,433
Total Common Stocks (Cost $1,445,476,418)		2,023,020,310

Real Estate Investment Trusts — 2.8%
210,861	SBA Communications Corp.	59,106,447
Total Real Estate Investment Trusts (Cost $19,046,808)		59,106,447

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
56,730,992	First American Government
	Obligations Fund — Class Z, 4.05%#	56,730,992
Total Short-Term Investments (Cost $56,730,992)		56,730,992
Total Investments — 99.9% (Cost $1,521,254,218)		2,138,857,749
Other Assets in Excess of Liabilities — 0.1%		1,765,185
NET ASSETS — 100.0%		$2,140,622,934

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	31.5%
Health Care	23.3%
Industrials	15.2%
Consumer Staples	9.1%
Consumer Discretionary	7.2%
Communication Services	5.4%
Real Estate Investment Trusts	2.8%
Financials	2.7%
Money Market Funds	2.7%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) returned 0.99%. During the same period, the S&P 500 Index (the “Index”), the Fund’s benchmark, returned 2.31%. Our near-term performance has lagged the benchmark, but on a longer-term basis it compares more favorably.

In 2022, the Federal Reserve hit the reset button on financial markets. Call it the Great Reset. It only took over a decade of quantitative easing (QE) and a 40+ year inflation peak to get the Fed to move. The dramatic transition from QE to quantitative tightening (QT) negatively impacted investors. The thirteen years of QE since the Great Financial Crisis broke down the price discovery mechanism in markets and flooded financial markets with excess liquidity. Bond investors got lulled into believing central banks would always be there to support the market. Equity investors ratcheted down their discount rates while expecting COVID-driven earnings to continue as a trend, lifting many segments of the equity market to unsustainable levels. Numbed by global QE for so long, both groups of investors downplayed the drivers of interest rates – real return, inflation, and risk premium (for stock discount rates). In other words, the old rules of economics and finance no longer applied. Until, they did. The long length of the QE era reminds one of the John Maynard Keynes truism, “Markets can stay irrational longer than you [investors] can remain solvent.”

Today, the yield curve is sharply inverted, global QT is in full swing, and inflation remains a sticky problem. Stock and bond valuations still look slightly elevated. Many are bearish. Whereas, in 2022 inflation and interest rates were the biggest driver of stock prices, earnings growth (or lack of it) and sentiment set up as the primary drivers of stock returns in 2023.

In the six-month period, the financials, industrials and information technology sectors had positive returns and contributed the most to the portfolio’s return relative to the Index. As compared to the Index, consumer staples, energy and health care detracted the most from the results. All three had lower weightings and declined while the sectors in the Index increased.

The largest contributors to returns in the six-month period were financials Ameriprise Financial and Berkshire Hathaway, as well as United Rentals, an equipment rental business. Ameriprise Financial has been accelerating its business progress despite the tough macro environment given the company’s positive leverage to rising interest rates, strong organic growth in wealth management and high capital return. Berkshire Hathaway’s share price rebounded from near its low for the year at the start of the fourth quarter which could be attributed to its earnings report showing growth in operating earnings. United Rentals reported strong results and provided a favorable outlook.

The biggest detractors were Alphabet (the holding company of Google and related businesses), online used car retailer CarMax, and Edwards Lifesciences, whose products primarily treat late-stage cardiovascular disease.

Alphabet’s growth accelerated in 2021 due to the pandemic recovery but in 2022, growth slowed against very difficult comparisons. CarMax reported earnings that fell shy of expectations. The poor results were driven by across-the-board weakness in unit comparable sales, wholesale units, finance income and profit margin as consumer demand for used cars dropped due to lack of affordability (especially relative to new cars), higher interest rates, and inflation adversely impacting consumer spending power. Edwards Lifesciences continued to see procedure demand impacted by ongoing macro issues across its hospital customer base, namely staffing shortage issues (primarily nursing).

We added four new investments and eliminated four since our June 30, 2022 annual report.

We initiated a new investment in Netflix, and funded this position by exiting Alibaba, the Chinese e-commerce company, as we find the former’s prospects more attractive.

We eliminated PayPal in favor of investing in Fiserv, given some of the challenges PayPal is facing. Fiserv’s key businesses are merchant acceptance, bank core processing and payments. A large portion of its revenue is recurring in nature.

Stericycle’s waste management business has struggled for some time with its turnaround plans. We exited the position to purchase Adobe, a more compelling opportunity in our view. Adobe is a leading software franchise in the digital content creation and delivery markets.

Finally, we exited Disney, which faces cyclical as well as secular challenges, and reinvested the proceeds in Align Technology, makers of the popular Invisalign dental products.

As a reminder of our approach, the Flexible Equity team searches for investment bargains among long-term attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. Bargains in these types of stocks can

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2022

arise for various reasons but are often due to short-term investor perceptions, temporary business challenges that should improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and stretches when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 96.3%

Communication Services — 10.9%
128,683	Alphabet, Inc. — Class A*	11,353,701
218,467	Alphabet, Inc. — Class C*	19,384,577
86,059	Meta Platforms, Inc.*	10,356,340
30,661	Netflix, Inc.*	9,041,315
193,992	Pinterest, Inc.*	4,710,126
68,214	T-Mobile US, Inc.*	9,549,960
		64,396,019
Consumer Discretionary — 10.5%
161,502	Amazon.com, Inc.*	13,566,168
7,940	Booking Holdings, Inc.*	16,001,323
76,662	Bright Horizons Family Solutions, Inc.*	4,837,372
150,158	CarMax, Inc.*	9,143,121
42,310	Lowe’s Companies, Inc.	8,429,845
129,977	TJX Companies, Inc.	10,346,169
		62,323,998
Consumer Staples — 1.5%
530,946	Nomad Foods, Ltd.*	9,153,509

Energy — 4.0%
319,296	Baker Hughes Co.	9,428,811
445,700	Suncor Energy, Inc.	14,142,061
		23,570,872
Financials — 17.6%
51,334	Ameriprise Financial, Inc.	15,983,867
479,748	Bank of America Corp.	15,889,254
87,752	Berkshire Hathaway, Inc.*	27,106,593
64,201	Blackstone, Inc.	4,763,072
168,139	Charles Schwab Corp.	13,999,253
14,780	First Citizens BancShares, Inc.	11,208,561
336,193	KKR & Co., Inc.	15,606,079
		104,556,679
Health Care — 15.4%
39,774	Agilent Technologies, Inc.	5,952,179
29,337	Align Technology, Inc.*	6,187,173
460,244	Avantor, Inc.*	9,706,546
203,879	Edwards Lifesciences Corp.*	15,211,412
34,234	Elevance Health, Inc.	17,561,015
79,998	Merck & Co., Inc.	8,875,778
51,859	UnitedHealth Group, Inc.	27,494,605
		90,988,708
Industrials — 6.4%
60,950	Canadian National Railway Co.	7,245,736
261,037	Carrier Global Corp.	10,767,776
93,593	Otis Worldwide Corp.	7,329,268
35,267	United Rentals, Inc.*	12,534,597
		37,877,377
Information Technology — 30.0%
32,507	Accenture PLC	8,674,168
24,854	Adobe, Inc.*	8,364,117
61,391	Analog Devices, Inc.	10,069,966
161,976	Apple, Inc.	21,045,542
60,350	Fiserv, Inc.*	6,099,574
27,817	Intuit, Inc.	10,826,933
88,785	MasterCard, Inc.	30,873,208
155,779	Microsoft Corp.	37,358,920
174,301	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	12,983,681
149,904	Visa, Inc.	31,144,055
		177,440,164
Total Common Stocks (Cost $303,529,775)		570,307,326

Real Estate Investment Trusts — 1.5%
30,560	SBA Communications Corp.	8,566,273
Total Real Estate Investment Trusts (Cost $5,125,230)		8,566,273

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
13,255,850	First American Government
	Obligations Fund — Class Z, 4.05%#	13,255,850
Total Short-Term Investments (Cost $13,255,850)		13,255,850
Total Investments — 100.0% (Cost $321,910,855)		592,129,449
Liabilities in Excess of Other Assets — (0.0)%		(35,668)
NET ASSETS — 100.0%		$592,093,781

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	30.0%
Financials	17.6%
Health Care	15.4%
Communication Services	10.9%
Consumer Discretionary	10.5%
Industrials	6.4%
Energy	4.0%
Money Market Funds	2.2%
Consumer Staples	1.5%
Real Estate Investment Trusts	1.5%
Other Assets and Liabilities	(0.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 4.74% in value. During the same period, the S&P 500 Index (the “Index”), the Fund’s benchmark, increased 2.31%.

U.S. stocks gyrated but ended up advancing over the past six months as seven of the Index’s eleven sectors managed to rise during the period. Notably, stock prices rose despite investor concerns about the challenging combination of rising interest rates and persistently high inflation in the U.S. during the period.

In terms of sector performance, consumer discretionary, communication services, and information technology stocks performed the best on a relative basis for the Fund during the period. All of the strategy’s consumer discretionary holdings rose in price during a period when the overall sector in the Index declined. In particular, retailers Best Buy, Home Depot, and Lowe’s gained as consumer spending remained resilient throughout the important year-end holiday selling season. In information technology, payroll processor holding Automatic Data Processing (ADP) was a standout performer as the tight labor market fueled demand for its various employment-related software products. The Fund trimmed its position in ADP as the stock price rallied during the period.

In contrast, the energy, industrials, and utilities sectors detracted the most from the Fund’s relative performance during the period. Energy was the best performing sector for the Index during the period, and the Fund’s holdings detracted from relative performance. In particular, oil and gas services provider Baker Hughes struggled with a host of idiosyncratic issues including parts shortages, project delays, and disruptions related to its ongoing exit from Russia. The company’s stock price declined early in the period and the Fund added to its position amid the weakness. In utilities, Dominion Energy fell after announcing an unexpected business review, which called into question the company’s ability to meet its earnings growth target over the next few years. Additionally, higher commodity input costs, wages, and interest rates have become near-term headwinds for the earnings of large electric utilities like Dominion.

There were no additions or deletions to the Fund during the period. Looking to 2023, inflation remains high on an absolute level, interest rates are still rising, and there are growing indications that global economic growth is slowing. As earnings growth expectations continue to adjust to the cloudy near-term economic backdrop, the stock market’s day-to-day volatility has increased. We believe such an environment can create investment opportunities for patient investors.

The Fund’s consistent orientation toward dividend yield, future growth opportunities, and attractive valuation remains a reasonable way for investors to navigate through the current challenging and uncertain macroeconomic environment. In the end, the ultimate goal is to build the best possible portfolio of investments that offer above-average yields with a strong potential for future growth at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities and ADRs entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 91.0%

Communication Services — 2.2%
45,868	Comcast Corp.	1,604,004

Consumer Discretionary — 11.1%
13,487	Best Buy Co., Inc.	1,081,792
6,134	Home Depot, Inc.	1,937,485
6,762	Lowe’s Companies, Inc.	1,347,261
8,228	McDonald’s Corp.	2,168,325
11,122	Target Corp.	1,657,623
		8,192,486
Consumer Staples — 5.5%
14,731	Procter & Gamble Co.	2,232,630
35,084	Unilever PLC ADR	1,766,480
		3,999,110
Energy — 3.7%
39,784	Baker Hughes Co.	1,174,822
84,741	Kinder Morgan, Inc.	1,532,117
		2,706,939
Financials — 14.7%
9,262	Ameriprise Financial, Inc.	2,883,909
46,718	Bank of America Corp.	1,547,300
21,702	Blackstone, Inc.	1,610,071
9,595	Chubb Ltd.	2,116,657
13,549	JPMorgan Chase & Co.	1,816,921
7,907	T. Rowe Price Group, Inc.	862,338
		10,837,196
Health Care — 20.6%
15,938	AbbVie, Inc.	2,575,740
22,675	CVS Health Corp.	2,113,083
16,677	Gilead Sciences, Inc.	1,431,721
6,713	Johnson & Johnson	1,185,851
13,573	Medtronic PLC	1,054,894
28,575	Merck & Co., Inc.	3,170,396
18,365	Novartis AG ADR	1,666,073
3,683	UnitedHealth Group, Inc.	1,952,653
		15,150,411
Industrials — 6.7%
6,171	Cummins, Inc.	1,495,172
3,621	L3Harris Technologies, Inc.	753,928
11,196	Otis Worldwide Corp.	876,759
10,393	United Parcel Service, Inc.	1,806,719
		4,932,578
Information Technology — 19.9%
5,025	Accenture PLC	1,340,871
9,989	Analog Devices, Inc.	1,638,496
27,516	Apple, Inc.	3,575,154
11,110	Automatic Data Processing, Inc.	2,653,734
33,416	Cisco Systems, Inc.	1,591,938
16,111	Microsoft Corp.	3,863,740
		14,663,933
Materials — 4.2%
16,911	Dow, Inc.	852,145
6,750	Linde PLC	2,201,715
		3,053,860
Utilities — 2.4%
28,982	Dominion Energy, Inc.	1,777,176
Total Common Stocks (Cost $36,393,609)		66,917,693

Preferred Stocks — 1.3%

Financials — 0.5%
6,811	KKR & Co., Inc. — Series C, 6.00%	389,930

Health Care — 0.8%
11,627	Becton, Dickinson & Co. Depositary Shares^	582,280
Total Preferred Stocks (Cost $941,219)		972,210

Real Estate Investment Trusts — 4.7%
6,787	American Tower Corp.	1,437,894
25,410	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	736,382
16,616	W.P. Carey, Inc.	1,298,540
Total Real Estate Investment Trusts (Cost $2,493,691)		3,472,816

Short-Term Investments — 3.1%

Money Market Funds — 3.1%
2,287,109	First American Government
	Obligations Fund — Class Z, 4.05%#	2,287,109
Total Short-Term Investments (Cost $2,287,109)		2,287,109
Total Investments — 100.1% (Cost $42,115,628)		73,649,828
Liabilities in Excess of Other Assets — (0.1)%		(58,486)
NET ASSETS — 100.0%		$73,591,342

ADR — American Depositary Receipt
^
Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company’s filings at sec.gov for additional information.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Health Care	21.4%
Information Technology	19.9%
Financials	15.2%
Consumer Discretionary	11.1%
Industrials	6.7%
Consumer Staples	5.5%
Real Estate Investment Trusts	4.7%
Materials	4.2%
Energy	3.7%
Money Market Funds	3.1%
Utilities	2.4%
Communication Services	2.2%
Other Assets and Liabilities	(0.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholders:

During the six-month period ended December 31, 2022, the Brown Advisory Sustainable Growth Fund Institutional Shares (the “Fund”) declined 2.34% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, declined 1.48%.

The third quarter of 2022 was marked by the same volatile downdraft that characterized the first half of the year. The quarter began favorably, as moderating inflation and a better-than-expected earnings season led equity markets to arguably their best July in decades. That brief-but-bright period of optimism to start the quarter was followed by an even sharper sell-off in August and September driven once again by recessionary fears. Against that backdrop of extreme volatility, the Fund slightly underperformed the Russell 1000 Growth Index for the quarter. In down and volatile markets, we typically remain active and look for opportunities to upgrade the portfolio. We evaluate company valuations using three-year upside/downside scenario analyses, which helps us keep our focus on the long term. In the third quarter, we trimmed back top-performing names United Health and Enphase, and used the proceeds to add to our positions in other portfolio names at valuations we considered to be very favorable on a three-year forward horizon, including Home Depot, NVIDIA, American Tower, and Marvell, among others. Despite persistent uncertainty about the macro environment, we are enthusiastic about these opportunities to increase our stake in some of our highest conviction ideas at compelling discounts relative to our view of their fundamental strengths and forward upside potential.

The fourth quarter also started with a strong rally that once again coincided with earnings season, followed again by a sharp sell-off in the tail-end of the quarter driven by macro concerns. In this case, however, the rally in October and November was stronger than the sell-off in December as the market – and our Fund – closed the quarter with modestly positive gains. Led by strong rebounds from several of our consumer discretionary and information technology names, the Fund’s gains for the quarter slightly outpaced the benchmark. Nike and NVIDIA were among the top performers in the Fund for the quarter, and we had added to both during the third quarter. Visa, Analog Devices, and IDEXX Laboratories were also solid Q4 contributors. The strong performance from our technology and consumer discretionary names was slightly offset by disadvantageous stock selection in health care and industrials, as well as the continued drag from our lack of exposure to energy and consumer staples. Trading activity for the quarter once again focused on maximizing the opportunities we saw with existing portfolio holdings. We took advantage of continued strength from United Health, Enphase and Analog Devices by trimming back those positions, and we redeployed proceeds to names that we felt had been overly discounted, including Adobe, Amazon, Marvell and others.

We remain true to our one-in/one-out philosophy, our disciplined approach to valuation, and our multi-year investment perspective. This approach helps us separate short-term macro-related headwinds/tailwinds from our underlying long-term fundamental theses. As it has since inception, the Fund remains committed to its quality-growth mandate and continues to seek investment opportunities at the intersection of strong fundamentals, sustainable business advantages, and attractive valuation. This philosophy has served us well over the last thirteen years and we believe it will continue to do so in the years ahead.

Sincerely,

David Powell, Karina Funk
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Investments in smaller and medium-sized capitalization companies generally carry greater  risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.3%

Communication Services — 3.8%
2,459,661	Alphabet, Inc. — Class A*	217,015,890

Consumer Discretionary — 10.9%
2,186,365	Amazon.com, Inc.*	183,654,660
91,342	Chipotle Mexican Grill, Inc.*	126,736,112
432,596	Home Depot, Inc.	136,639,773
1,432,245	NIKE, Inc.	167,586,987
		614,617,532
Financials — 4.8%
1,296,327	Blackstone, Inc.	96,174,500
374,137	MSCI, Inc.	174,037,308
		270,211,808
Health Care — 24.0%
340,523	Bio-Rad Laboratories, Inc.*	143,186,516
1,027,416	Danaher Corp.	272,696,755
1,807,843	Edwards Lifesciences Corp.*	134,883,166
418,712	IDEXX Laboratories, Inc.*	170,817,748
442,096	Thermo Fisher Scientific, Inc.	243,457,846
518,093	UnitedHealth Group, Inc.	274,682,547
502,747	West Pharmaceutical Services, Inc.	118,321,506
		1,358,046,084
Industrials — 7.5%
349,292	Enphase Energy, Inc.*	92,548,408
2,035,103	Fortive Corp.	130,755,368
1,138,488	Verisk Analytics, Inc.	200,852,053
		424,155,829
Information Technology — 40.5%
396,059	Adobe, Inc.*	133,285,735
826,282	Analog Devices, Inc.	135,535,036
593,262	Atlassian Corp.*	76,340,954
771,658	Autodesk, Inc.*	144,199,730
1,252,483	Block, Inc.*	78,706,032
1,084,363	Cadence Design Systems, Inc.*	174,192,072
3,945,980	Dynatrace, Inc.*	151,131,034
584,590	Intuit, Inc.	227,534,120
3,497,320	Marvell Technology, Inc.	129,540,733
1,104,144	Microsoft Corp.	264,795,814
439,173	Monolithic Power Systems, Inc.	155,295,965
1,165,526	NVIDIA Corp.	170,329,970
404,098	ServiceNow, Inc.*	156,899,130
1,413,976	Visa, Inc.	293,767,654
		2,291,553,979
Materials — 1.8%
712,469	Ecolab, Inc.	103,706,988
Total Common Stocks (Cost $4,590,639,530)		5,279,308,110

Real Estate Investment Trusts — 4.3%
1,147,257	American Tower Corp.	243,057,868
Total Real Estate Investment Trusts (Cost $248,620,273)		243,057,868

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
118,084,973	First American Government
	Obligations Fund — Class Z, 4.05%#	118,084,973
Total Short-Term Investments (Cost $118,084,973)		118,084,973
Total Investments — 99.7% (Cost $4,957,344,776)		5,640,450,951
Other Assets in Excess of Liabilities — 0.3%		19,002,198
NET ASSETS — 100.0%		$5,659,453,149

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	40.5%
Health Care	24.0%
Consumer Discretionary	10.9%
Industrials	7.5%
Financials	4.8%
Real Estate Investment Trusts	4.3%
Communication Services	3.8%
Money Market Funds	2.1%
Materials	1.8%
Other Assets and Liabilities	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Mid-Cap Growth Fund Investor Shares (the “Fund”) increased 3.10% in value. During the same period, the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark, increased 6.20%.

The Fund seeks to produce attractive, risk-adjusted returns over a full market cycle by owning companies that we believe are well-positioned to grow their enterprise value meaningfully (or compound) over time. We define a firm’s potential to compound with a set of traits we call the three Gs—durable growth, sound governance and scalable go-to market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses. Finally, we strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline.

During the second half of 2022, signs of economic growth slowing emerged, the pace of inflation eased but remained elevated, and the U.S. 10-year Treasury yield jumped 90 basis points to end the year at 3.88%. With that backdrop, an odd combination of biotech, large-cap value, and mid-cap growth led returns in the U.S. markets while large cap growth lagged due to a pullback in mega-cap tech. In the midcap range, energy and cyclicals drove returns. Despite a pullback in the price of oil during the period, energy was the top performing sector in the Index, followed by utilities and industrials.  The communication services and information technology sectors lagged. The Fund underperformed during this period due to a lack of exposure to the energy sector as well as selection effects in the health care sector.

From an individual stock perspective, continuous glucose monitor maker Dexcom’s stock price benefited from the company’s continued solid results and the approval of its next-generation sensor. At CoStar, one of the Fund’s largest positions, growth accelerated in the segments—CoStar suite and multifamily—that should drive profit growth over the coming years. Despite posting neutral selection effects in the information technology and communication services sectors combined, our largest detractors in the period were in those verticals. Heading into the quarter, IT security spend was viewed as a relatively insulated budget area within the enterprise. However, CrowdStrike (amongst others) saw increased budget scrutiny in the quarter resulting in elongated deal cycles that hit its multiple and share price.  In communication services, while subscription trends at Match Group have remained healthy, the company continues to see weakness in its “a-la-carte” businesses. This weakening transactional revenue has stoked fears of further deterioration as the macro environment for the consumer potentially gets more difficult in the next twelve months.

The Fund added 17 new investments during the period, including seven in technology, four in industrials, three in health care, two in consumer discretionary, and one in the consumer staples vertical. The Fund exited 12 investments during the period to fund those opportunities.

As always, we remain committed to seeking attractive, risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in more detail in our next letter.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.6%

Communication Services — 3.7%
33,085	Match Group, Inc.*	1,372,697
83,555	Pinterest, Inc.*	2,028,715
		3,401,412
Consumer Discretionary — 13.8%
27,569	Bright Horizons Family Solutions, Inc.*	1,739,604
1,584	Chipotle Mexican Grill, Inc.*	2,197,784
7,453	Dollar General Corp.	1,835,301
2,230	Etsy, Inc.*	267,109
9,152	Five Below, Inc.*	1,618,715
6,542	Lululemon Athletica, Inc.*	2,095,926
1,459	Pool Corp.	441,099
4,947	Ulta Beauty, Inc.*	2,320,490
		12,516,028
Consumer Staples — 3.7%
7,893	Casey’s General Stores, Inc.	1,770,795
19,428	Church & Dwight Co., Inc.	1,566,091
		3,336,886
Financials — 1.9%
36,318	KKR & Co., Inc.	1,685,882

Health Care — 22.3%
4,916	Align Technology, Inc.*	1,036,784
6,486	Alnylam Pharmaceuticals, Inc.*	1,541,398
2,640	argenx SE ADR*	1,000,111
5,338	Ascendis Pharma A/S ADR*	651,930
5,731	Bio-Rad Laboratories, Inc.*	2,409,828
3,362	Charles River Laboratories International, Inc.*	732,580
23,126	DexCom, Inc.*	2,618,789
32,855	Edwards Lifesciences Corp.*	2,451,312
21,346	HealthEquity, Inc.*	1,315,767
4,054	IDEXX Laboratories, Inc.*	1,653,870
14,009	Inari Medical, Inc.*	890,412
4,045	Teleflex, Inc.	1,009,753
12,259	Veeva Systems, Inc.*	1,978,357
3,940	West Pharmaceutical Services, Inc.	927,279
		20,218,170
Industrials — 20.8%
2,008	Carlisle Cos, Inc.	473,185
5,868	Cintas Corp.	2,650,106
22,906	Copart, Inc.*	1,394,746
46,752	CoStar Group, Inc.*	3,612,994
4,817	Equifax, Inc.	936,232
4,027	Generac Holdings, Inc.*	405,358
16,453	IAA, Inc.*	658,120
10,441	IDEX Corp.	2,383,994
3,574	SiteOne Landscape Supply, Inc.*	419,302
10,251	Trex Co, Inc.*	433,925
9,679	Verisk Analytics, Inc.	1,707,569
29,159	Waste Connections, Inc.	3,865,317
		18,940,848
Information Technology — 27.4%
10,443	Autodesk, Inc.*	1,951,483
110,568	AvidXchange Holdings, Inc.*	1,099,046
9,566	Azenta, Inc.	556,933
13,486	Booz Allen Hamilton Holding Corp.	1,409,557
7,759	Crowdstrike Holdings, Inc.*	816,945
48,499	Dynatrace, Inc.*	1,857,512
7,192	Elastic NV*	370,388
1,490	Fair Isaac Corp.*	891,884
4,257	Gartner, Inc.*	1,430,948
58,201	Genpact, Ltd.	2,695,870
13,517	GoDaddy, Inc.*	1,011,342
5,515	Jack Henry & Associates, Inc.	968,213
2,432	KLA Corp.	916,937
31,910	Marvell Technology, Inc.	1,181,947
1,922	Monolithic Power Systems, Inc.	679,638
5,945	NXP Semiconductors NV	939,488
7,348	Paycom Software, Inc.*	2,280,158
20,329	Trade Desk, Inc.*	911,349
10,443	WEX, Inc.*	1,708,997
15,013	Workiva, Inc.*	1,260,642
		24,939,277
Total Common Stocks (Cost $74,210,555)		85,038,503

Real Estate Investment Trusts — 2.6%
8,508	SBA Communications Corp.	2,384,877
Total Real Estate Investment Trusts (Cost $1,760,325)		2,384,877

Short-Term Investments — 4.8%

Money Market Funds — 4.8%
4,315,752	First American Government
	Obligations Fund — Class Z, 4.05%#	4,315,752
Total Short-Term Investments (Cost $4,315,752)		4,315,752
Total Investments — 101.0% (Cost $80,286,632)		91,739,132
Liabilities in Excess of Other Assets — (1.0)%		(879,580)
NET ASSETS — 100.0%		$90,859,552

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	27.4%
Health Care	22.3%
Industrials	20.8%
Consumer Discretionary	13.8%
Money Market Funds	4.8%
Communication Services	3.7%
Consumer Staples	3.7%
Real Estate Investment Trusts	2.6%
Financials	1.9%
Other Assets and Liabilities	(1.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Small-Cap Growth Fund Institutional Shares (the “Fund”) returned 3.94%. During the same period, the Russell 2000® Growth Index, the Fund’s benchmark, returned 4.38%.

For the six-month period, the largest contributors to the Fund’s overall performance were the information technology and financials sectors. The largest detractors were our consumer discretionary and communication services holdings.

From an individual stock perspective, EVO Payments, Inc. Class A was the top contributor during the six-month period. EVO Payments, Inc. Class A operates as a global merchant acquirer and payment processor servicing company and has recently entered into an agreement to be acquired by Global payments (GPN) for $34 per share in an all-cash transaction that we expect will close in early 2023.

The largest detractor for the period was Clarus Corporation, which manufactures outdoor sporting equipment and was the victim of inventory rationalization of national accounts despite the sell through of their SKUs generally performing well. This caused the company to reduce their short-term financial projections. In addition, Clarus Corporation’s Adventure segment is suffering through low inventory on new off-road vehicle introductions in key markets such as Australia.

There were 8 new investments over the course of the six-month period. The additions were diversified, with 3 in consumer discretionary, 2 in health care, 1 in energy, 1 in communication services, and 1 in financials. A notable addition in the consumer discretionary sector was Mister Car Wash, Inc.

Mister Car Wash, Inc. is one of the largest operators of car washes with industry-leading margins thanks to attractive unit economics and a growing subscription base at 60% of total revenues. They are a leader in an underlying industry that is fragmented and unsophisticated which we believe provides Mister Car Wash a durable advantage to take share. The management team is tenured, highly respected by other operators, and is focused on wash innovation and customer experience. We decided the general uncertainty around quarterly results provided an attractive entry point to take a position.

There were 9 exits during the period. A majority of the exits were in the health care and information technology sectors.

As we enter 2023, we are humbled by the difficulty of outperforming the market consistently, but are confident that, if we remain tirelessly focused on the task at hand, we have the right people in the right seats to continue to generate sound risk-adjusted returns over time.

Sincerely,

Chris Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 88.4%

Communication Services — 4.1%
2,568,082	Angi, Inc.*	6,034,993
378,179	Cogent Communications Holdings, Inc.	21,586,457
1,257,883	Pinterest, Inc.*	30,541,399
131,869	Take-Two Interactive Software, Inc.*	13,731,519
1,160,683	Vizio Holding Corp.*	8,600,661
		80,495,029
Consumer Discretionary — 11.1%
687,723	Bright Horizons Family Solutions, Inc.*	43,395,321
218,685	Choice Hotels International, Inc.	24,632,678
169,775	Churchill Downs, Inc.	35,895,528
1,529,261	Clarus Corp.	11,989,406
348,293	First Watch Restaurant Group, Inc.*	4,712,404
760,085	Leslie’s, Inc.*	9,280,638
986,056	MakeMyTrip, Ltd.*	27,185,564
2,597,152	Mister Car Wash, Inc.*	23,971,713
702,949	Rentokil Initial PLC ADR	21,657,859
73,651	TopBuild Corp.*	11,525,645
61,778	XPEL, Inc.*	3,710,387
		217,957,143
Consumer Staples — 3.6%
212,623	Casey’s General Stores, Inc.	47,701,970
602,153	Simply Good Foods Co.*	22,899,879
		70,601,849
Energy — 5.3%
564,131	Cactus, Inc.	28,353,224
1,504,145	ChampionX Corp.	43,605,164
375,505	Denbury, Inc.*	32,676,445
		104,634,833
Financials — 2.9%
790,909	Prosperity Bancshares, Inc.	57,483,266

Health Care — 18.9%
1,798,072	Abcam PLC ADR*	27,978,000
1,205,866	agilon health, Inc.*	19,462,677
1,171,633	Alignment Healthcare, Inc.*	13,778,404
142,794	Arvinas, Inc.*	4,884,983
114,210	Ascendis Pharma A/S ADR*	13,948,467
111,794	Biohaven Ltd.*	1,551,701
171,203	Blueprint Medicines Corp.*	7,500,403
530,596	Bruker Corp.	36,266,237
42,402	Charles River Laboratories International, Inc.*	9,239,396
504,171	Encompass Health Corp.	30,154,467
472,481	Establishment Labs Holdings, Inc.*	31,018,378
578,968	HealthEquity, Inc.*	35,687,587
342,011	Inari Medical, Inc.*	21,738,219
80,124	Karuna Therapeutics, Inc.*	15,744,366
2,037,760	NeoGenomics, Inc.*	18,828,902
323,797	Neurocrine Biosciences, Inc.*	38,674,314
78,261	Nevro Corp.*	3,099,136
469,334	OrthoPediatrics Corp.*	18,646,640
1,179,350	SI-BONE, Inc.*	16,039,160
28,652	Teleflex, Inc.	7,152,399
		371,393,836
Industrials — 12.9%
511,630	AZEK Co., Inc.*	10,396,321
128,238	Casella Waste Systems, Inc.*	10,170,556
139,640	FTI Consulting, Inc.*	22,174,832
386,048	IAA, Inc.*	15,441,920
49,471	IDEX Corp.	11,295,713
210,954	John Bean Technologies Corp.	19,266,429
240,543	Knight-Swift Transportation Holdings, Inc.	12,606,859
234,721	MSA Safety, Inc.	33,844,421
62,394	SiteOne Landscape Supply, Inc.*	7,320,064
85,533	Valmont Industries, Inc.	28,283,197
271,932	Waste Connections, Inc.	36,047,306
254,164	Woodward, Inc.	24,554,784
1,009,007	Zurn Elkay Water Solutions Corp.	21,340,498
		252,742,900
Information Technology — 25.5%
1,591,950	Accolade, Inc.*	12,401,291
585,240	Azenta, Inc.	34,072,673
493,910	Bentley Systems, Inc.	18,254,914
478,724	BlackLine, Inc.*	32,203,763
816,037	Dynatrace, Inc.*	31,254,217
366,775	Entegris, Inc.	24,056,772
430,241	Envestnet, Inc.*	26,545,870
1,320,194	EVO Payments, Inc.*	44,675,365
1,494,685	Genpact, Ltd.	69,233,809
3,572,533	Infinera Corp.*	24,078,872
207,133	Lattice Semiconductor Corp.*	13,438,789
91,879	Littelfuse, Inc.	20,231,756
956,004	Phreesia, Inc.*	30,936,289
318,429	Power Integrations, Inc.	22,837,728
673,845	PROS Holdings, Inc.*	16,347,480
531,297	Sumo Logic, Inc.*	4,303,506
174,324	WEX, Inc.*	28,528,123
516,154	Workiva, Inc.*	43,341,451
698,712	Zuora, Inc.*	4,443,808
		501,186,476
Materials — 3.7%
554,793	HB Fuller Co.	39,734,275
192,008	Quaker Houghton	32,046,135
		71,780,410
Real Estate — 0.4%
764,721	DigitalBridge Group, Inc.	8,366,048
Total Common Stocks (Cost $1,582,452,743)		1,736,641,790

Private Placements — 0.1%
19,200	StepStone VC Global Partners IV-B, L.P.*^†	1,234,964
91,769	StepStone VC Global Partners V-B, L.P.*~†	122,163
Total Private Placements (Cost $–)		1,357,127

Real Estate Investment Trusts — 1.5%
203,830	EastGroup Properties, Inc.	30,179,070
Total Real Estate Investment Trusts (Cost $22,030,297)		30,179,070

Exchange Traded Funds — 2.8%
670,429	SPDR S&P Biotech Exchange Traded Fund*	55,645,607
Total Exchange Traded Funds (Cost $54,209,422)		55,645,607

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 7.0%

Money Market Funds — 7.0%
138,390,341	First American Government
	Obligations Fund — Class Z, 4.05%#	138,390,341
Total Short-Term Investments (Cost $138,390,341)		138,390,341
Total Investments — 99.8% (Cost $1,797,082,803)		1,962,213,935
Other Assets in Excess of Liabilities — 0.2%		3,350,392
NET ASSETS — 100.0%		$1,965,564,327

*	Non-Income Producing
ADR — American Depositary Receipt
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.5%
Health Care	18.9%
Industrials	12.9%
Consumer Discretionary	11.1%
Money Market Funds	7.0%
Energy	5.3%
Communication Services	4.1%
Materials	3.7%
Consumer Staples	3.6%
Financials	2.9%
Exchange Traded Funds	2.8%
Real Estate Investment Trusts	1.5%
Real Estate	0.4%
Private Placements	0.1%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 9.55% in value. During the same period, the Russell 2000® Value Index, the Fund’s benchmark, increased 3.42%.

For the six-month period, the consumer services and health care holdings were the largest detractors to overall performance, while our energy and industrials holdings were the biggest positive contributors.

From an individual stock perspective, Oceaneering International, Inc. (OII) was the top contributor during the period. OII provides engineered services and products for the offshore oil and gas industry. After a disappointing 1H22, OII’s strong 3Q22 results coupled with a favorable outlook for 2023 drove the stock performance during the period.

WideOpenWest, Inc. provides internet, digital cable television and digital telephony services and was the largest detractor for the six-month period. The company reported a tough 3Q and an implied 4Q subscriber loss, which continued to fuel poor industry sentiment driven by slowing broadband subscriber growth/competitive concerns from fixed wireless and fiber to the home.

The Fund made 6 new investments over the course of the six-month period. Notable additions include Amalgamated Financial Corp and Cable One, Inc.

Amalgamated Financial Corp strives to be “America’s socially responsible bank,” empowering organizations such as philanthropies, nonprofits, unions, political organizations, etc. The company’s strong brand allows it to maintain what we view as a very sticky and inexpensive core deposit franchise. With this source of funding, Amalgamated has been able to operate profitably while limiting risk with a relatively conservative credit profile, and we believe it has been trading at a discounted valuation.

Cable One, Inc. is a rural-focused cable company that is at an all-time low valuation given industry competitive concerns. While concerns are warranted to an extent, we were able to underwrite the business at what we believe are very conservative subscriber and pricing assumptions.

The Fund sold 5 of its investments during the period. The exits were diversified, with 1 in the energy sector, 1 in the financials sector, 1 in the consumer discretionary sector, and 2 in the industrials sector.

As we head into 2023, we feel that we will be able to navigate the challenges of persistent inflation, the Federal Reserve’s response, and the potential for a recession. Our investment team is strong and we continue to be pleased with how our portfolio has been able to navigate this environment.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Diversification does not assure a profit,  nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 88.4%

Communication Services — 6.0%
32,637	Cable One, Inc.	23,232,975
184,621	Nexstar Media Group, Inc.	32,314,213
1,405,673	WideOpenWest, Inc.*	12,805,681
		68,352,869
Consumer Discretionary — 9.0%
160,408	Civeo Corp.*	4,988,689
297,612	Culp, Inc.	1,366,039
86,762	Helen of Troy Ltd.*	9,622,773
893,174	La-Z-Boy, Inc.	20,382,231
235,400	Monarch Casino & Resort, Inc.*	18,099,906
94,832	Murphy USA, Inc.	26,509,337
848,112	Vista Outdoor, Inc.*	20,668,490
		101,637,465
Consumer Staples — 5.7%
627,845	Sprouts Farmers Market, Inc.*	20,323,343
417,330	TreeHouse Foods, Inc.*	20,607,755
593,207	United Natural Foods, Inc.*	22,963,043
		63,894,141
Energy — 8.8%
1,412,735	ChampionX Corp.	40,955,188
2,107,500	Oceaneering International, Inc.*	36,860,175
406,905	REX American Resources Corp.*	12,963,993
706,199	Star Group L.P.	8,509,698
		99,289,054
Financials — 27.0%
137,817	Alerus Financial Corp.	3,218,027
512,835	Amalgamated Financial Corp.	11,815,718
166,461	Assurant, Inc.	20,817,613
598,924	Bancorp, Inc.*	16,997,463
427,082	Dime Community Bancshares, Inc.	13,594,020
1,481,673	Eastern Bankshares, Inc.	25,558,859
273,736	First Bancorp	11,726,850
151,665	Hanover Insurance Group, Inc.	20,494,491
837,350	International Money Express, Inc.*	20,406,220
1,872,437	MGIC Investment Corp.	24,341,681
922,431	Pacific Premier Bancorp, Inc.	29,111,922
312,073	Peapack Gladstone Financial Corp.	11,615,357
448,605	Premier Financial Corp.	12,098,877
132,496	Primerica, Inc.	18,790,583
333,931	UMB Financial Corp.	27,889,917
84,408	Virtus Investment Partners, Inc.	16,159,068
455,667	WSFS Financial Corp.	20,659,942
		305,296,608
Health Care — 3.4%
759,668	Owens & Minor, Inc.*	14,836,316
837,014	Patterson Cos, Inc.	23,461,502
		38,297,818
Industrials — 14.1%
251,541	Albany International Corp.	24,799,427
163,098	Comfort Systems USA, Inc.	18,769,318
111,983	CRA International, Inc.	13,710,079
140,904	Curtiss-Wright Corp.	23,529,559
590,517	Federal Signal Corp.	27,441,325
80,708	Kadant, Inc.	14,336,162
1,265,778	Mueller Water Products, Inc.	13,619,771
190,001	SPX Technologies, Inc.*	12,473,566
517,543	Thermon Group Holdings, Inc.*	10,392,263
		159,071,470
Information Technology — 6.7%
727,721	CTS Corp.	28,686,762
628,517	EchoStar Corp.*	10,483,663
538,729	NCR Corp.*	12,611,646
298,285	Onto Innovation, Inc.*	20,310,226
91,470	PC Connection, Inc.	4,289,943
		76,382,240
Materials — 5.9%
63,894	Chase Corp.	5,511,497
267,347	Eagle Materials, Inc.	35,517,049
358,144	Ingevity Corp.*	25,227,663
		66,256,209
Utilities — 1.8%
410,941	Portland General Electric Co.	20,136,109
Total Common Stocks (Cost $766,884,171)		998,613,983

Real Estate Investment Trusts — 7.9%
201,771	CTO Realty Growth, Inc.	3,688,374
119,381	EastGroup Properties, Inc.	17,675,551
869,970	Essential Properties Realty Trust, Inc.	20,418,196
492,994	Getty Realty Corp.	16,687,847
669,544	Global Medical REIT, Inc.	6,347,277
2,388,971	Ladder Capital Corp.	23,985,269
Total Real Estate Investment Trusts (Cost $72,244,769)		88,802,514

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Short-Term Investments — 3.6%

Money Market Funds — 3.6%
41,092,732	First American Government
Obligations Fund — Class Z, 4.05%#	41,092,732
Total Short-Term Investments (Cost $41,092,732)	41,092,732
Total Investments — 99.9% (Cost $880,221,672)	1,128,509,229
Other Assets in Excess of Liabilities — 0.1%	1,275,537
NET ASSETS — 100.0%	$1,129,784,766

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	27.0%
Industrials	14.1%
Consumer Discretionary	9.0%
Energy	8.8%
Real Estate Investment Trusts	7.9%
Information Technology	6.7%
Communication Services	6.0%
Materials	5.9%
Consumer Staples	5.7%
Money Market Funds	3.6%
Health Care	3.4%
Utilities	1.8%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Sustainable Small-Cap Core Fund Institutional Shares (the “Fund”) increased 5.68% in value. During the same period, the Russell 2000® Index, the Fund’s benchmark, increased 3.91%.

The Fund leverages proprietary fundamental and environmental, social and governance (ESG) research to pursue attractive investment returns. The investment approach seeks outperformance versus its benchmark, the Russell 2000 Index, through a concentrated, low-turnover portfolio of companies with strong business fundamentals, attractive valuations and strong or improving Sustainable Drivers that stem from a company’s products, services or operations.

For the trailing six-month period ended December 31, 2022, markets experienced a continuation of many of the economic themes observed in the first half of 2022. Admittedly, there is quite a lot to be excited about - the pandemic is largely in the rearview, associated logistical bottlenecks have eased considerably, business activity remains quite robust despite the threat that inflation and rising interest rates pose to bottom lines, consumer balance sheets are strong and the job market is stubbornly healthy. Yet, sentiment has continued to move lower for as many, albeit different reasons. The Federal Reserve’s hawkish stance, the same leading financial institutions that point to a healthy consumer are also noting depleting deposit account balances and less personal expenditure, affordability measures are down across the board, business spend in certain areas of the economy are starting to moderate, slight pockets of credit are beginning to surface, capital markets have dried up, and public consensus seems universal in its anticipation of a recession in 2023. The market seems stuck between these two narratives, with many speculating that asset prices have the potential to stabilize and move directionally only once we have more clarity around many of these driving factors, notably interest rates and inflation.

The Fund’s performance during the period was largely driven by strong stock selection within information technology and industrials.  The largest detractor to performance was the Fund’s relative underweight to the energy sector, coupled with stock selection within the health care sector.

From an individual stock perspective, Comfort Systems and The Bancorp represented the two largest contributors to returns.  Comfort Systems generally executed well throughout 2022 and was one of the few companies that saw improved visibility and an acceleration in its business trends. We believe the company’s value proposition around supporting the efficiency and sustainability of customers’ buildings and operations, combined with the company’s track record of execution, has helped Comfort Systems generate attractive free cash flow. The Bancorp raised guidance and increased share repurchases during the period; we believe the bank is well-positioned given its relatively low credit risk and relatively high asset sensitivity. We trimmed both positions during the period as strength in the stocks brought both companies closer to being fairly valued.

The Fund’s two largest detractors during the period included DigitalBridge and Owens & Minor. DigitalBridge fell during the period, largely in reaction to rising interest rates, but we believe that there has been no change in the company’s fundamental competitive position.  Owens & Minor cut its annual guidance during the period, largely due to temporary industry challenges (hospital procedure volumes, industry de-stocking, and foreign exchange rates) and company-specific issues (communication with the Street, limited visibility into said de-stocking, and execution of proprietary product sales against a tough backdrop).

We took advantage of the challenged market environment to add several new positions to the Fund. In the health care sector, we added Arvinas, Azenta, and Karuna Therapeutics. Arvinas is a platform biotech company with clinical assets in oncology and neurodegenerative diseases; its focus on targeted protein degradation seeks to open up previously “undruggable” targets and potentially improve on the efficacy of existing small molecule inhibitors. Azenta is a leading provider of products and services to store the increasing number of biologic samples used when developing and commercializing advanced therapeutics like biologics and cell & gene therapy. In particular, Azenta helps customers optimize onsite freezer/refrigeration with its offsite storage solutions, resulting in reduced carbon emissions. Karuna’s phase three schizophrenia drug could alter the treatment paradigm for this disease, where a small percentage of the patient population is considered “well controlled” given a lack of effective therapies. We also added Cable One and United Natural Foods to the Fund during the period. As a leading rural broadband communications provider, Cable One helps to close the digital divide in many unserved and underserved U.S. markets where access to quality broadband is often lacking. Lastly, United Natural Foods is one of the largest retail food distributors in North America with a longstanding expertise in natural and organic products, which represent nearly half of its business, positioning it as the market share leader in these rapid-growth categories. After years of having a highly leveraged balance sheet following its acquisition of SuperValu, we believe United Natural Foods is now on much stronger financial footing.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
December 31, 2022

We eliminated several positions from the Fund during the trialing six-month period, including Denny’s Corporation, Simpson Manufacturing, and Veritex Holdings. The capital allocation picture has changed at Denny’s, as the new management team is more focused on growing its new concept, Keke’s, which we believe requires investment of dollars and time during a difficult operating environment. After a strong 2021, Simpson began facing increasingly difficult comparisons in the face of a slowing North American housing market. This, coupled with increased execution risk from the upcoming integration of Etanco Group in Europe, led to our decision to exit this name. Lastly, we exited Veritex as the bank began to lean heavily into construction lending, and this resulting construction loan concentration meaningfully changed the risk profile of the company to a degree that we were no longer comfortable given the economic backdrop.

Two positions, Biohaven and CMC Materials, were acquired during the trailing six-month period. Earlier in the year, Pfizer announced its plans to acquire Biohaven’s calcitonin gene-related peptide (CGRP) franchise for what we consider an attractive premium. The acquisition was finalized during the period, and the Fund subsequently received shares of “new Biohaven,” a publicly traded company that retains Biohaven’s non-CGRP development stage pipeline compounds. CMC Materials was acquired by Entegris, with the deal closing in early July. Entegris enables key technologies across the semiconductor value chain and has been gaining market share owing to its superior offering for higher complexity manufacturers who are looking to achieve faster compute and improved energy efficiency.

As bottom-up investors, we find times like these both quite exciting and unique, especially relative to the most recent chapter of the market’s history, post the great financial crisis. When compared to other asset classes, small-cap valuations have fallen to historically low levels. Asset price correlations are dropping, resilient business models are becoming distinguishable again, and investors are increasingly focused on valuation frameworks that underpin true economic value as we see it. In our opinion, this provides us with opportunity to take advantage of our team’s strengths in selecting business models that we believe have the potential to outperform in a variety of economic environments, particularly one as uncertain as 2023 is shaping up to be.

Sincerely,

Timothy Hathaway, CFA
Portfolio Manager; Head of U.S. Institutional Business

Emily Dwyer
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration. Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 74.8%

Communication Services — 3.6%
61,747	Angi, Inc.*	145,105
735	Cable One, Inc.	523,217
4,961	Nexstar Media Group, Inc.	868,324
		1,536,646
Consumer Discretionary — 4.9%
9,921	Bright Horizons Family Solutions, Inc.*	626,015
4,210	Choice Hotels International, Inc.	474,214
12,961	National Vision Holdings, Inc.*	502,369
2,498	TopBuild Corp.*	390,912
7,511	Warby Parker, Inc.*	101,323
		2,094,833
Consumer Staples — 4.1%
21,677	Sprouts Farmers Market, Inc.*	701,685
11,074	TreeHouse Foods, Inc.*	546,834
12,888	United Natural Foods, Inc.*	498,894
		1,747,413
Financials — 12.3%
21,624	Bancorp, Inc.*	613,689
57,153	Eastern Bankshares, Inc.	985,890
56,105	MGIC Investment Corp.	729,365
20,419	Pacific Premier Bancorp, Inc.	644,424
5,223	Primerica, Inc.	740,726
9,293	Prosperity Bancshares, Inc.	675,415
10,620	UMB Financial Corp.	886,982
		5,276,491
Health Care — 11.7%
15,755	Abcam PLC ADR*	245,148
31,493	Alignment Healthcare, Inc.*	370,358
2,725	Arvinas, Inc.*	93,222
4,140	Ascendis Pharma A/S ADR*	505,618
2,410	Biohaven Ltd.*	33,451
5,083	Blueprint Medicines Corp.*	222,686
1,537	Charles River Laboratories International, Inc.*	334,912
1,624	Fate Therapeutics, Inc.*	16,386
10,585	HealthEquity, Inc.*	652,460
6,026	Inari Medical, Inc.*	383,013
1,048	Karuna Therapeutics, Inc.*	205,932
38,375	NeoGenomics, Inc.*	354,585
3,546	Neurocrine Biosciences, Inc.*	423,534
2,934	Nevro Corp.*	116,186
10,498	OrthoPediatrics Corp.*	417,086
20,751	Owens & Minor, Inc.	405,267
16,594	SI-BONE, Inc.*	225,678
		5,005,522
Industrials — 14.4%
22,341	AZEK Co., Inc.*	453,969
9,362	Comfort Systems USA, Inc.	1,077,379
22,166	Federal Signal Corp.	1,030,053
13,939	IAA, Inc.*	557,560
2,376	John Bean Technologies Corp.	217,000
4,786	McGrath RentCorp	472,570
65,065	Mueller Water Products, Inc.	700,099
1,886	SiteOne Landscape Supply, Inc.*	221,266
12,751	SPX Technologies, Inc.*	837,103
2,096	Woodward, Inc.	202,495
18,306	Zurn Elkay Water Solutions Corp.	387,172
		6,156,666
Information Technology — 19.1%
22,934	Accolade, Inc.*	178,656
1,188	Aspen Technology, Inc.*	244,015
51,389	AvidXchange Holdings, Inc.*	510,806
7,214	Azenta, Inc.	419,999
5,310	BlackLine, Inc.*	357,204
17,485	CTS Corp.	689,259
8,419	Dynatrace, Inc.*	322,448
30,201	EchoStar Corp.*	503,753
2,166	Entegris, Inc.	142,068
4,664	Envestnet, Inc.*	287,769
12,541	EVO Payments, Inc.*	424,387
9,974	Genpact, Ltd.	461,996
1,834	Littelfuse, Inc.	403,847
14,655	Onto Innovation, Inc.*	997,859
16,384	Phreesia, Inc.*	530,185
4,769	Power Integrations, Inc.	342,033
3,913	WEX, Inc.*	640,362
8,594	Workiva, Inc.*	721,638
		8,178,284
Materials — 3.9%
11,231	HB Fuller Co.	804,364
12,297	Ingevity Corp.*	866,201
		1,670,565
Real Estate — 0.8%
33,188	DigitalBridge Group, Inc.	363,077
Total Common Stocks (Cost $33,570,658)		32,029,497

Real Estate Investment Trusts — 3.4%
3,511	EastGroup Properties, Inc.	519,839
17,607	Essential Properties Realty Trust, Inc.	413,236
10,410	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	301,682
2,865	W.P. Carey, Inc.	223,900
Total Real Estate Investment Trusts (Cost $1,572,591)		1,458,657

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 7.3%

Money Market Funds — 7.3%
3,117,773	First American Government
	Obligations Fund — Class Z, 4.05%#	3,117,773
Total Short-Term Investments (Cost $3,117,773)		3,117,773
Total Investments — 85.5% (Cost $38,261,022)		36,605,927
Other Assets in Excess of Liabilities — 14.5%		6,197,190
NET ASSETS — 100.0%		$42,803,117

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	19.1%
Industrials	14.4%
Financials	12.3%
Health Care	11.7%
Money Market Funds	7.3%
Consumer Discretionary	4.9%
Consumer Staples	4.1%
Materials	3.9%
Communication Services	3.6%
Real Estate Investment Trusts	3.4%
Real Estate	0.8%
Other Assets and Liabilities	14.5%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholders:

During the six-month period ended December 31, 2022, the Brown Advisory Global Leaders Fund Investor Shares (the “Fund”) increased 3.72% in value. During the same period, the MSCI All Country World Index (ACWI), the Fund’s benchmark, increased 2.28%.

For the six-month period ended December 31, 2022, the main drivers of outperformance were consumer discretionary and financials companies. We hold a diversified range of business models in the financials sector with disparate end markets and services. Our investments typically provide a critical piece of financial infrastructure to their clients—often based on proprietary data—which helps improve their clients’ daily lives.

Our securities exchanges benefitted from volatility and the acceleration in contract volumes traded this year. Charles Schwab (“Schwab”) which was a top contributor has been a long-term investment. What started as a “discount brokerage” is today one of the largest wealth managers in the U.S. with one of the lowest costs and broadest range of products. We believe Schwab delivers a terrific outcome to its customers by opening up the world of investments to clients in a relatively inexpensive, easy way. Within consumer discretionary we have historically struggled to find investments with multiple and widening moats at a reasonable valuation. Our exposure to the sector is therefore selective and through companies we believe have competitive advantages in brand, scale and long-standing relationships with their customers. Negative attribution was due to our underweights in the energy and health care sectors. Within energy, the lack of capital or technology barriers, high output price attracting competition, and lack of product differentiation, make it a very difficult place for us to find a superior customer outcome, a sustainable business advantage (SBA) or durable 20+% return on invested capital (RoIC).

During the reporting period we initiated one new investment and exited one. We invested in Danish medical device manufacturer Coloplast. Coloplast is a global market leader in developing products and services that make life easier for people with intimate medical conditions in ostomy, continence care, urology and skin and wound care. The company sustains this loyalty though its first mover position and leading innovation across its product portfolio and has exhibited end market growth, driven by aging populations, new patient growth and increased access to health care. We exited Chinese technology company Tencent. Typically, supply-side is our biggest risk as it means a rival is stealing one’s customer and can result in terminal business decline. The hardest to calibrate is regulatory risk as the winds can change or unexpected outcomes emerge. We have seen a decline in governance principles for the company as the government increasingly intervenes directly and multiple changes in regulation across business lines make the calibration of outcomes increasingly difficult.

The Global Leaders strategy is focused on delivering attractive long-term performance by investing in a concentrated portfolio of companies that can uniquely solve a problem for their customer and generate attractive economics for shareholders. Given its concentrated nature, the Global Leaders strategy’s performance is primarily an output of our investment selection. The Global Leaders team remains dedicated to executing on our investment process that we believe will deliver value for our investors over the long run.

Sincerely,

Mick Dillon, Bertie Thomson
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

The Fund’s ESG criteria may exclude securities of certain issuers for nonfinancial reasons, therefore the Fund may forgo some market opportunities available to funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.8%

Brazil — 2.2%
10,315,553	B3 S.A. — Brasil Bolsa Balcao	25,774,680

China — 3.3%
3,602,244	AIA Group, Ltd.	39,780,991

Denmark — 1.6%
166,615	Coloplast A/S	19,519,400

France — 4.1%
384,233	Safran S.A.	48,126,542

Germany — 6.8%
511,342	CTS Eventim AG & Co. KGaA*	32,459,347
281,133	Deutsche Boerse AG	48,408,167
		80,867,514
India — 3.7%
2,216,499	HDFC Bank, Ltd.	43,473,430

Indonesia — 3.1%
117,426,564	Bank Rakyat Indonesia Persero	37,230,123

Netherlands — 5.8%
55,262	ASML Holding NV ADR	30,195,157
370,538	Wolters Kluwer NV	38,771,217
		68,966,374
Sweden — 2.2%
2,486,898	Atlas Copco AB	26,534,332

Switzerland — 3.2%
120,994	Roche Holding AG	38,020,859

Taiwan — 3.1%
491,610	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	36,620,029

United Kingdom — 4.6%
1,087,795	Unilever PLC	54,920,691

United States — 52.1%

Communication Services — 4.4%
590,984	Alphabet, Inc. — Class C*	52,438,011

Consumer Discretionary — 5.1%
9,409	Booking Holdings, Inc.*	18,961,770
529,357	TJX Companies, Inc.	42,136,817
		61,098,587
Consumer Staples — 2.3%
110,620	Estee Lauder Companies, Inc.	27,445,928

Financials — 6.6%
561,551	Charles Schwab Corp.	46,754,736
113,638	Moody’s Corp.	31,661,820
		78,416,556
Health Care — 2.0%
321,476	Edwards Lifesciences Corp.*	23,985,324

Industrials — 3.9%
227,130	Allegion PLC	23,907,704
284,497	Otis Worldwide Corp.	22,278,960
		46,186,664
Information Technology — 25.4%
85,188	Adobe, Inc.*	28,668,318
132,723	Autodesk, Inc.*	24,801,947
82,756	Intuit, Inc.	32,210,290
558,903	Marvell Technology, Inc.	20,701,767
131,795	MasterCard, Inc.	45,829,075
357,197	Microsoft Corp.	85,662,985
309,094	Visa, Inc.	64,217,369
		302,091,751
Materials — 2.4%
119,347	Sherwin-Williams Co.	28,324,624
Total United States		619,987,445
Total Common Stocks (Cost $927,445,635)		1,139,822,410

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
33,197,364	First American Government
	Obligations Fund — Class Z, 4.05%#	33,197,364
Total Short-Term Investments (Cost $33,197,364)		33,197,364
Total Investments — 98.6% (Cost $960,642,999)		1,173,019,774
Other Assets in Excess of Liabilities — 1.4%		17,082,229
NET ASSETS — 100.0%		$1,190,102,003
*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	34.3%
Financials	22.9%
Industrials	10.2%
Communication Services	7.1%
Consumer Staples	6.9%
Health Care	6.9%
Consumer Discretionary	5.1%
Money Market Funds	2.8%
Materials	2.4%
Other Assets and Liabilities	1.4%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Sustainable International Leaders Fund Institutional Shares (the “Fund”) increased 8.10% in value. During the same period, the MSCI ACWI ex USA Index, the Fund’s benchmark, increased 2.96%.

Over this period, broad-based outperformance was led by consumer discretionary, consumer staples and industrials. Information technology, energy and materials were small detractors from relative performance. Industrials, the second largest exposure in the portfolio following financials, recovered meaningfully towards the end of 2022 and ahead of the benchmark. Our industrials exposure is mainly focused on quality cyclical companies such as Safran, Atlas Copco and Kone, all of which benefited from a strong recovery. Our lack of exposure to the energy sector arises from not having found an investment in this space to date that fulfills our investment criteria, particularly around our return on capital requirements.

During the reporting period we initiated one new investment and exited two. We exited Taiwan Semiconductor Manufacturing Company (TSM). While TSM continues to be the innovation leader in semiconductor manufacturing, we believe the risk profile has changed, with more geopolitical and regulatory risk as well as increasing capital intensity required for it to maintain this leadership position. We also exited Chinese technology company Tencent when our ability to fundamentally analyze this company had become permanently impaired. The trigger for our decision to exit the position was the consolidation of Xi Jinping’s power at the 20th National Congress in October and the implication that could have in terms of undermining sound governance principles for the company and a general change in the direction of regulation in China.

Over the reporting period, market inflation expectations, policy rates and implied cost of capital assumptions in many of our key markets had continued to meaningfully correct upwards. This has once again changed the operating environment for many of our businesses in less than two years from the severe disruption of the COVID-19 pandemic. In this environment our philosophy of investing in great businesses and great management teams at the right valuation has contributed positively. The Sustainable International Leaders strategy’s key belief is that competitively advantaged businesses that can invest at high returns on invested capital (ROIC), are run by capable management teams and are attractively valued, have the ability to generate attractive shareholder returns over a long investment horizon. We believe that this philosophy and our time-tested investing principles will help enable us to perform well going forward.

Sincerely,

Priyanka Agnihotri
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

In addition, the Sub-Adviser utilizes the services of third-party data providers for purposes of conducting its ESG due diligence process and such data is inherently subject to interpretation, restatement, delay and omission outside the Sub-Adviser’s control.

The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 98.1%

Brazil — 2.9%
189,578	B3 S.A. — Brasil Bolsa Balcao	473,684

Canada — 4.1%
5,009	Waste Connections, Inc.	663,970

China — 4.5%
65,400	AIA Group, Ltd.	722,238

Denmark — 3.8%
5,294	Coloplast A/S	620,206

Finland — 3.4%
10,637	Kone OYJ	550,694

France — 10.5%
972	LVMH Moet Hennessy Louis Vuitton SE	707,315
7,957	Safran S.A.	996,643
		1,703,958
Germany — 7.6%
5,160	CTS Eventim AG & Co. KGaA*	327,550
5,243	Deutsche Boerse AG	902,789
		1,230,339
India — 4.5%
10,604	HDFC Bank, Ltd. ADR	725,420

Indonesia — 3.2%
1,634,283	Bank Rakyat Indonesia Persero	518,150

Japan — 5.2%
1,188	Keyence Corp.	461,235
7,800	Shiseido Co., Ltd.	382,307
		843,542
Netherlands — 8.8%
318	Adyen NV*	441,462
704	ASML Holding NV	383,856
5,763	Wolters Kluwer NV	603,011
		1,428,329
Sweden — 4.1%
62,115	Atlas Copco AB	662,745

Switzerland — 6.9%
1,759	Roche Holding AG	552,744
2,395	Sika AG	575,766
		1,128,510
United Kingdom — 21.8%
24,072	Compass Group PLC	555,874
18,243	Experian PLC	617,863
45,430	Howden Joinery Group PLC	306,762
7,170	London Stock Exchange Group PLC	616,058
125,185	Rentokil Initial PLC	769,112
13,267	Unilever PLC	669,826
		3,535,495
United States — 6.8%
235	Booking Holdings, Inc.*	473,591
2,328	NXP Semiconductors NV	367,894
7,371	Shopify, Inc.*	255,916
		1,097,401
Total Common Stocks (Cost $14,992,201)		15,904,681

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
271,873	First American Government
	Obligations Fund — Class Z, 4.05%#	271,873
Total Short-Term Investments (Cost $271,873)		271,873
Total Investments — 99.8% (Cost $15,264,074)		16,176,554
Other Assets in Excess of Liabilities — 0.2%		33,448
NET ASSETS — 100.0%		$16,210,002

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	21.8%
France	10.5%
Netherlands	8.8%
Germany	7.6%
Switzerland	6.9%
United States	6.8%
Japan	5.2%
India	4.5%
China	4.5%
Canada	4.1%
Sweden	4.1%
Denmark	3.8%
Finland	3.4%
Indonesia	3.2%
Brazil	2.9%
Money Market Funds	1.7%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholders:

During the six-month period ended December 31, 2022, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned -2.59%, slightly behind the -2.19% return for the Bloomberg Intermediate US Aggregate Bond Index, the Fund’s benchmark.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process focused on  capital preservation. Duration and sector weightings are determined mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

The second half of 2022 was a momentous one for the Federal Reserve as it placed its resolve to lower inflation on full display at its annual Jackson Hole Economic Symposium.  At this meeting, Chair Jerome Powell noted that “while higher rates, slower growth, and softer labor market conditions will bring down inflation, they will also bring some pain to households and consumers.”  Up to this point, the market could have been described as sanguine in regard to the overall monetary cycle, but the shock of Powell’s comments in combination with commentary that the expectations of peak rates were not yet priced in sent shockwaves through the market.

Those comments followed the first of four consecutive 75 basis point increases to the Federal Funds Rate in one of the most aggressive monetary tightening cycles in history.  In total, the Federal Reserve raised its target rate by a total of 275 basis points during the period and a total of 425 basis points in 2022.  The move higher in interest rates was not parallel with shorter Treasury yields moving aggressively higher, thus inverting the yield curve as investors priced in the growing risk of recession.  During this time, we continued to maintain a defensive posture in regard to interest rates. We began to reduce our duration underweight as year-end approached as we believed markets were pricing a reasonable terminal Fed Funds rate of approximately 5.00%.

Over the period, we also closed our underweight to high-quality corporate bonds. Given the continued resilience of corporate balance sheets and a more attractive yield profile, we invested in some technology-focused businesses that we believe will exhibit less cyclicality if a recession does occur.  Corporate bonds had a strong period which led to some underperformance of the Fund. We also lowered our exposure to commercial mortgage-backed bonds, specifically bonds backed by multifamily housing units.  Although we primarily utilize Treasuries for liquidity and duration management of the Fund, we continued to hold an elevated amount in Treasuries as we look to navigate the last leg of the monetary cycle.

Looking forward, we expect to move back to a neutral duration stance but will, however, remain cautious regarding additions of corporate and securitized bonds given the increasing probability of a recessionary period that could negatively impact spreads. Lastly, we believe over the cycle our research-focused investment process will continue to generate attractive income as individual security selection returns to the forefront of relative performance.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise.

The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 28.1%
925,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	5.67%	09/15/2034	886,781
1,701,806	Bayview MSR Opportunity Master Fund Trust, Series 2021-INV5 A-5#^	2.50%	11/25/2051	1,472,882
1,793,687	Bayview Opportunity Master Fund VI Trust, Series 2021-INV6 A-5#^	2.50%	10/25/2051	1,548,101
1,250,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	5.06%	09/15/2034	1,179,513
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	475,568
3	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	3
1,671,862	FHLMC PC, Pool# WA-3311	2.21%	04/01/2038	1,243,107
1,567,472	FHLMC PC, Pool# SD-0913	2.50%	02/01/2052	1,338,606
877,220	FHLMC PC, Pool# QE-0622	2.00%	04/01/2052	723,907
1,382,993	FHLMC PC, Pool# RA-7927	4.50%	09/01/2052	1,335,190
992,242	FHLMC PC, Pool# QF-0492	5.50%	09/01/2052	1,000,230
489,643	FHLMC REMIC, Series 5145 AB	1.50%	09/25/2049	396,510
924,332	FHLMC REMIC, Series 4634 MA	4.50%	11/15/2054	918,252
127,738	FHMS, Series Q-006 APT2#	2.76%	10/25/2028	120,830
91,829	FHMS, Series Q-010 APT1#	3.06%	04/25/2046	92,099
99,311	FHMS, Series Q-007 APT1#	4.04%	10/25/2047	99,035
750,000	FNMA, Pool# BL1160	3.64%	01/01/2026	726,504
8,641	FNMA, Pool# 628837	6.50%	03/01/2032	8,868
417,394	FNMA, Pool# MA2998	3.50%	04/01/2032	403,231
12,911	FNMA, Pool# 663238	5.50%	09/01/2032	12,967
19,066	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.27%	11/01/2033	18,626
9,370	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.41%	12/01/2033	9,215
21,462	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	2.90%	02/01/2034	21,077
1,574,862	FNMA, Pool# BQ3248	2.00%	11/01/2050	1,290,623
1,468,473	FNMA, Pool# BQ6307	2.00%	11/01/2050	1,203,679
789,614	FNMA, Pool# MA4208	2.00%	12/01/2050	647,737
856,675	FNMA, Pool# BR5634	2.00%	03/01/2051	705,406
1,116,150	FNMA, Pool# FM6555	2.00%	04/01/2051	915,205
1,204,286	FNMA, Pool# MA4492	2.00%	12/01/2051	985,061
1,592,554	FNMA, Pool# FS0348	2.00%	01/01/2052	1,310,814
1,406,370	FNMA, Pool# CB2548	2.50%	01/01/2052	1,196,550
700,109	FNMA, Pool# BW0025	4.00%	07/01/2052	659,554
69,784	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	564
352,772	FNMA REMIC Trust, Series 2016-M10 AV1	2.35%	11/25/2045	337,474
210,568	FREMF Mortgage Trust, Series 2020-KF74 B (1 Month LIBOR USD + 2.15%)^	6.29%	01/25/2027	205,622
682,949	FREMF Mortgage Trust, Series 2019-KF59 B (1 Month LIBOR USD + 2.35%)^	6.49%	02/25/2029	638,196
1,017,133	FREMF Mortgage Trust, Series 2020-KF76 B (1 Month LIBOR USD + 2.75%)^	6.89%	01/25/2030	968,007
2,490,105	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	1,947,381
11,350	GNMA, Pool# 781186X	9.00%	06/15/2030	11,349
779,437	GNMA, Pool# CM0214H (1 Year CMT Rate + 2.09%)	6.84%	02/20/2072	825,975
706,050	GNMA, Pool# CM0231H (1 Year CMT Rate + 2.12%)	6.87%	02/20/2072	749,324
1,414,832	GS Mortgage-Backed Securities Trust, Series 2022-LTV1 A8#^	3.00%	06/25/2052	1,272,354
1,075,566	JP Morgan Mortgage Trust, Series 2020-LTV2 A15#^	3.00%	11/25/2050	1,004,437
1,426,338	JP Morgan Mortgage Trust, Series 2022-LTV2 A4#^	3.50%	09/25/2052	1,311,189
1,861,709	RCKT Mortgage Trust, Series 2022-1 A5#^	2.50%	01/25/2052	1,606,809
1,823,708	RCKT Mortgage Trust, Series 2022-2 A6#^	2.50%	02/25/2052	1,583,094
Total Mortgage Backed Securities (Cost $38,396,838)				35,407,506

Corporate Bonds & Notes — 17.5%
732,000	Alexandria Real Estate Equities, Inc.	3.38%	08/15/2031	643,133
686,000	American Tower Corp.	3.60%	01/15/2028	632,682
1,485,000	Analog Devices, Inc.	1.70%	10/01/2028	1,263,933
754,000	Aptiv PLC	3.25%	03/01/2032	621,383
1,349,000	Citigroup, Inc.	3.20%	10/21/2026	1,251,213
1,311,000	Clorox Co.	4.40%	05/01/2029	1,268,384
712,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	618,943

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 17.5% (Continued)
694,000	Comcast Corp.	3.40%	04/01/2030	635,745
701,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	633,889
719,000	Crown Castle, Inc.	3.30%	07/01/2030	631,551
1,315,000	Dollar General Corp.	3.88%	04/15/2027	1,257,608
1,296,000	Dollar Tree, Inc.	4.20%	05/15/2028	1,244,378
680,000	Fortis, Inc.	3.06%	10/04/2026	632,462
1,325,000	Hasbro, Inc.	3.55%	11/19/2026	1,245,983
644,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	625,677
1,291,000	Keysight Technologies, Inc.	4.60%	04/06/2027	1,263,354
625,000	Morgan Stanley	3.75%	02/25/2023	623,756
1,314,000	NXP BV	3.88%	06/18/2026	1,253,741
610,000	Oracle Corp.	6.15%	11/09/2029	636,081
764,000	PerkinElmer, Inc.	1.90%	09/15/2028	635,527
658,000	Roper Technologies, Inc.	4.20%	09/15/2028	638,038
604,000	SYSCO Corp.	5.95%	04/01/2030	628,226
1,451,000	Verizon Communications, Inc.	2.10%	03/22/2028	1,264,140
1,354,000	Wells Fargo & Co.	3.00%	10/23/2026	1,254,825
730,000	Xylem, Inc.	1.95%	01/30/2028	629,117
Total Corporate Bonds & Notes (Cost $24,553,352)				22,033,769

Asset Backed Securities — 7.2%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	487,305
900,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	814,604
396,380	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	379,180
451,817	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	429,657
103,093	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	98,823
1,700,000	FREED ABS Trust, Series 2022-1FP B^	1.91%	03/19/2029	1,649,737
770,398	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS A^	2.31%	10/20/2048	562,591
590,000	GTP Acquisition Partners I LLC, Series 2015-1-2^	3.48%	06/15/2050	550,700
1,575,000	HPEFS Equipment Trust, Series 2021-2A B^	0.61%	09/20/2028	1,513,266
500,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	494,976
577,418	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	544,431
318,890	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	311,726
145,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	135,089
293,372	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	292,027
400,000	SBA Tower Trust, Series 2020-1-2^	1.88%	07/15/2050	352,665
39,121	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	38,953
445,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	422,935
Total Asset Backed Securities (Cost $9,785,059)				9,078,665

U.S. Treasury Notes — 32.5%
2,450,000	United States Treasury Note	0.13%	01/31/2023	2,442,626
820,000	United States Treasury Note	2.75%	05/15/2025	791,428
6,775,000	United States Treasury Note	2.25%	03/31/2026	6,393,377
6,395,000	United States Treasury Note	2.88%	05/15/2028	6,046,772
6,200,000	United States Treasury Note	3.25%	06/30/2029	5,948,125
4,385,000	United States Treasury Note	0.88%	11/15/2030	3,516,907
18,635,000	United States Treasury Note	1.88%	02/15/2032	15,867,412
Total U.S. Treasury Notes (Cost $44,483,545)				41,006,647

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 12.0%
1,654,617	Brown Advisory Mortgage Securities Fund — Institutional Shares	15,090,110
	Total Affiliated Mutual Funds (Cost $16,952,513)	15,090,110

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
2,427,485	First American Government Obligations Fund — Class Z, 4.05%*	2,427,485
Total Short-Term Investments (Cost $2,427,485)		2,427,485
Total Investments — 99.2% (Cost $136,598,792)		125,044,182
Other Assets in Excess of Liabilities — 0.8%		1,079,236
NET ASSETS — 100.0%		$126,123,418

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
~	Interest only security.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Treasury Notes	32.5%
Mortgage Backed Securities	28.1%
Corporate Bonds & Notes	17.5%
Affiliated Mutual Funds	12.0%
Asset Backed Securities	7.2%
Money Market Funds	1.9%
Other Assets and Liabilities	0.8%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	55	03/31/2023	$5,935,923	$5,936,133	$210
U.S. Treasury 2-Year Note Futures	68	03/31/2023	13,933,759	13,945,313	11,554
U.S. Treasury Long Bond Futures	23	03/22/2023	2,881,521	2,882,906	1,385
			$22,751,203	$22,764,352	$13,149

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(28)	03/22/2023	$(3,151,252)	$(3,144,312)	$6,940
U.S. Treasury 10-Year Ultra Futures	(108)	03/22/2023	(12,791,782)	(12,774,375)	17,407
U.S. Treasury Ultra Bond Futures	(1)	03/22/2023	(133,506)	(134,313)	(807)
			$(16,076,540)	$(16,053,000)	$23,540

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholders:

During the six-month period ended December 31, 2022, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) decreased 3.60% in value. During the same period, the Bloomberg US Aggregate Bond Index, the Fund’s benchmark, declined 2.97%.

In the past six months, the US economy has shown impressive resiliency in the face of significant headwinds. Inflation at multi-decade highs, weak global activity, a challenging geopolitical environment, a rapid Federal Reserve tightening cycle, negative inflection points within the housing market, and waning fiscal stimulus have all posed challenges, yet growth has bounced firmly back from the negative readings in the first half of 2022. This better-than-expected outcome can be attributed to many factors, including the still robust labor market, declining level of inflation, albeit from an extreme level, and relatively strong balance sheets across healthier consumer and corporate segments. The unemployment rate held steady at the exceptionally low level of 3.5%. We believe this is both good and bad news for the economic outlook. The Federal Reserve and financial markets have cheered strong output growth with declining inflation but the question remains if inflation can move to an acceptable level in an elevated growth environment. What started as a commodity- and supply chain-led discussion has now moved into one of needing to weaken the labor market to tame wage pressures, and thus, inflation. Ultimately, in our view, a requirement for keeping the US economy out of recession and producing the elusive “soft landing” will be a gradual reduction in the demand for labor while still maintaining a low unemployment rate. Given the recent performance of stocks and bonds, along with market expectations that the Federal Reserve will be lowering rates in 2023, we would conclude the “soft landing” thesis remains intact.

While the Federal Reserve increased the overnight interest rate by 2.75% during the period, longer maturity US Treasury yields were generally higher and volatility remained heightened. The lack of a negative central bank surprise, together with stronger-than-expected economic output and declining inflation, helped riskier asset classes perform better during the period. The S&P 500 Index, and the Bloomberg US Corporate High Yield Index returned 2.30% and 3.50%, respectively.  The Bloomberg US Corporate Index and the Bloomberg US Treasury Index returned -1.61% and -3.66%, respectively. This period was also a continuation of the unusual positive correlation of fixed income and equity returns.

Over the period, relative underperformance in the Fund was primarily driven by security selection factors within securitized assets and an underweight position in US corporate bonds. Unlike much of 2022, riskier assets produced positive total return albeit with heightened volatility in the second half of the year.

We still expect significant weakness for the US economy is ahead of us, rather than behind us. The full effects of interest rate increases have yet to be felt and economic leading indicators continue to deteriorate. The housing sector is already in recession due to the rapid increase in mortgage rates and is unlikely to experience a meaningful bounce in the near future, in our view. The key, however, to the accuracy of our forecast will be how the labor market evolves over the course of the year. Recently, the Federal Reserve has shifted their focus in the fight of inflation. Their new stated goal is to weaken the labor market in order to exert downward pressure on wage gains. We remain skeptical of their ability to strike the right balance. Therefore, if the unemployment rate moves higher, along with weakness in other sectors, we believe a recession will be the most likely outcome.  In this environment, we are particularly concerned about eroding fundamentals in corporate credit, while weaker revenue and higher wage costs will likely pressure operating margins and earnings.  We expect credit spreads to widen and will continue to hold an underweight position with the expectation of adding at more attractive valuations. We do not expect longer-term US Treasury yields to be nearly as volatile as 2022, and are biased for lower rates later in the year. We believe higher-quality securitized assets should hold up well, yet we remain cautious on securitized credit, particularly those backed by collateral we view most at risk. Overall, we expect a less eventful year for fixed income and one that produces meaningful positive return.

Sincerely,

Chris Diaz, CFA
Portfolio Manager

Ryan Myerberg
Portfolio Manager

Colby Stilson
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 33.9%
4,440,887	Bayview MSR Opportunity Master Fund Trust INV5, Series 2021-5 A2#^	2.50%	11/25/2051	3,603,551
4,613,163	Bayview MSR Opportunity Master Fund Trust INV6, Series 2021-6 A1^	3.00%	10/25/2051	3,873,302
3,445,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	5.06%	09/15/2034	3,250,739
4,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	3,804,542
657,456	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	630,669
1,852,820	FHLMC PC, Pool# QD-7054	3.00%	02/01/2052	1,631,597
1,901,812	FHLMC PC, Pool# RA-6699	3.50%	02/01/2052	1,734,440
1,967,227	FHLMC PC, Pool# QD-5888	3.50%	02/01/2052	1,794,115
1,911,165	FHLMC PC, Pool# QD-7450	3.00%	03/01/2052	1,686,245
170,633	FHLMC PC, Pool# QE-0380	2.50%	04/01/2052	145,771
368,497	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	7,210
1,608,247	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	130,764
1,268,445	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	116,486
117,335	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	115,764
8,800,909	FHMS, Series K-C02 X1#~	0.38%	03/25/2024	35,652
4,198,432	FHMS, Series K-038 X1#~	1.08%	03/25/2024	40,236
60,854,976	FHMS, Series K-047 X1#~	0.10%	05/25/2025	168,915
7,163,091	FHMS, Series Q-013 XPT1#~	1.66%	05/25/2025	171,363
645,577	FHMS, Series K-058 X1#~	0.92%	08/25/2026	17,546
5,578,280	FHMS, Series Q-013 XPT2#~	1.81%	05/25/2027	158,942
1,268,921	FHMS, Series K-W03 X1#~	0.83%	06/25/2027	32,059
4,949,878	FHMS, Series K-087 X1#~	0.36%	12/25/2028	93,168
3,978,086	FHMS, Series K-092 X1#~	0.71%	04/25/2029	146,018
3,526,506	FHMS, Series K-094 X1#~	0.88%	06/25/2029	159,283
4,488,283	FHMS, Series K-103 X1#~	0.64%	11/25/2029	158,905
91,829	FHMS, Series Q-010 APT1#	3.06%	04/25/2046	92,099
465,096	FNMA, Pool# MA2897	3.00%	02/01/2037	432,615
249,900	FNMA, Pool# 467095	5.90%	01/01/2041	261,045
164,686	FNMA, Pool# 469130	4.87%	10/01/2041	159,725
98,667	FNMA, Pool# BH7686	4.50%	12/01/2047	96,102
72,034	FNMA, Pool# BK5105	5.50%	05/01/2048	73,128
107,746	FNMA, Pool# BK8032	5.50%	06/01/2048	109,624
73,566	FNMA, Pool# BN4936	5.50%	12/01/2048	74,073
73,626	FNMA, Pool# BN4921	5.50%	01/01/2049	74,114
2,884,476	FNMA, Pool# FM8754	3.00%	09/01/2051	2,557,219
655,586	FNMA, Pool# FS1480	2.50%	11/01/2051	559,917
1,122,992	FNMA, Pool# FS0731	2.00%	02/01/2052	924,587
1,855,637	FNMA, Pool# CB2909	3.50%	02/01/2052	1,691,854
1,853,561	FNMA, Pool# BV4532	3.50%	03/01/2052	1,690,248
19,263,104	FNMA REMIC Trust, Series 2019-M23 X3#~	0.32%	10/27/2031	340,730
5,640,234	FNMA REMIC Trust, Series 2021-95 WI#~	0.00%	05/25/2035	127,902
206,691	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	206,556
3,159,488	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2053	440,696
25,660,000	FNMA, 2.0%, Due TBA January	2.00%	01/15/2053	20,923,752
15,145,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2053	12,849,542
900,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2053	791,337
6,350,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2053	5,778,293
24,700,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2053	23,197,766
7,200,000	FNMA, 4.5%, Due TBA January	4.50%	01/15/2053	6,937,875
257,301	GNMA, Pool# 723334X	5.00%	09/15/2039	262,935
4,013,083	GNMA, Pool# CM0214H (1 Year CMT Rate + 2.09%)	6.21%	02/20/2072	4,252,693
3,818,568	GNMA, Pool# CM0231H (1 Year CMT Rate + 2.12%)	6.24%	02/20/2072	4,052,607
2,500,000	GNMA, 2.50%, Due TBA January	2.50%	01/15/2053	2,170,696
2,063,868	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	1.85%	11/20/2047	228,470
925,147	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	784,609
415,542	GNMA REMIC Trust, Series 2014-45 B1#~	0.60%	07/16/2054	5,572

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 33.9% (Continued)
236,256	GNMA REMIC Trust, Series 2014-135 I0#~	0.42%	01/16/2056	4,311
237,493	GNMA REMIC Trust, Series 2015-172 I0#~	0.62%	03/16/2057	5,328
447,981	GNMA REMIC Trust, Series 2016-40 I0#~	0.62%	07/16/2057	10,312
301,102	GNMA REMIC Trust, Series 2016-56 I0#~	1.00%	11/16/2057	12,568
455,276	GNMA REMIC Trust, Series 2016-98 I0#~	0.87%	05/16/2058	18,453
4,559,022	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	3,565,372
1,886,443	GS Mortgage-Backed Securities Trust, Series 2022-LTV1 A8# ^	3.00%	06/25/2052	1,696,473
1,926,556	JP Morgan Mortgage Trust, Series 2022-LTV2 A3# ^	3.50%	09/25/2052	1,712,178
2,075,806	RCKT Mortgage Trust, Series 2022-1 A5#^	2.50%	01/25/2052	1,791,593
Total Mortgage Backed Securities (Cost $131,259,107)				124,672,251

Corporate Bonds & Notes — 17.9%
4,695,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	3,949,873
3,990,000	Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	3,905,614
4,630,000	Aptiv PLC	3.25%	03/01/2032	3,815,656
3,780,000	AT&T, Inc.	4.35%	03/01/2029	3,617,209
3,965,000	Booking Holdings, Inc.	4.63%	04/13/2030	3,848,890
4,380,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	3,807,546
4,475,000	Crown Castle, Inc.	3.30%	07/01/2030	3,930,723
4,015,000	Equinix, Inc.	3.20%	11/18/2029	3,509,129
2,280,000	Ford Motor Co.	3.25%	02/12/2032	1,714,173
4,325,000	Fortis, Inc.	3.06%	10/04/2026	4,022,643
3,984,000	Marvell Technology, Inc.	4.88%	06/22/2028	3,811,396
4,177,000	NXP BV	3.88%	06/18/2026	3,985,445
1,250,000	Oracle Corp.	6.15%	11/09/2029	1,303,445
4,990,000	PerkinElmer, Inc.	2.25%	09/15/2031	3,936,588
4,890,000	Physicians Realty L.P.	2.63%	11/01/2031	3,842,113
2,435,000	Roper Technologies, Inc.	1.75%	02/15/2031	1,887,778
4,200,000	Societe Generale S.A. (Fixed until 01/19/2027, then 1 Year CMT Rate + 1.30%)^	2.80%	01/19/2028	3,686,046
3,415,000	Sprint LLC	7.63%	02/15/2025	3,533,658
4,675,000	VMware, Inc.	2.20%	08/15/2031	3,570,365
Total Corporate Bonds & Notes (Cost $72,918,178)				65,678,290

Asset Backed Securities — 5.4%
540,000	American Homes 4 Rent, Series 2014-SFR2 D^	5.15%	10/17/2036	520,639
520,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	497,069
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2020-2 C	1.48%	02/18/2026	948,358
2,255,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	2,041,036
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	475,561
224,520	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	221,508
1,082,793	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	1,035,810
540,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	494,833
967,619	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	956,256
1,320,000	Drive Auto Receivables Trust, Series 2020-1 D	2.70%	05/15/2027	1,295,810
661,349	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	633,960
1,000,000	GM Financial Automobile Leasing Trust, Series 2021-2 C	1.01%	05/20/2025	956,634
2,112,102	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,542,385
302,718	HPEFS Equipment Trust, Series 2020-1A C^	2.03%	02/20/2030	301,502
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	989,953
1,380,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	1,302,534
1,582,276	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	1,491,883
892,893	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	872,832
346,698	Newtek Small Business Loan Trust, Series 2018-1 A (PRIME + -0.55%)^	6.95%	02/25/2044	341,142
640,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	596,253
386,274	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	384,502
2,180,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	2,071,908
Total Asset Backed Securities (Cost $21,491,465)				19,972,368

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 0.4%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	242,211
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,073,766
Total Municipal Bonds (Cost $1,522,586)				1,315,977

U.S. Treasury Notes — 34.9%
32,025,000	United States Treasury Note	0.13%	01/31/2023	31,928,608
19,295,000	United States Treasury Note	2.75%	04/30/2023	19,187,527
2,809,000	United States Treasury Note	2.50%	04/30/2024	2,730,216
2,000,000	United States Treasury Note	1.75%	07/31/2024	1,914,062
6,955,000	United States Treasury Note	2.63%	04/15/2025	6,700,165
8,389,500	United States Treasury Note	2.75%	05/15/2025	8,097,178
5,350,000	United States Treasury Note	4.25%	10/15/2025	5,350,836
17,945,000	United States Treasury Note	2.75%	04/30/2027	17,035,133
2,365,000	United States Treasury Note	3.25%	06/30/2027	2,290,724
11,910,000	United States Treasury Note	2.88%	05/15/2028	11,261,463
3,800,000	United States Treasury Note	2.88%	04/30/2029	3,567,473
7,115,000	United States Treasury Note	0.88%	11/15/2030	5,706,452
14,990,000	United States Treasury Note	1.88%	02/15/2032	12,763,751
Total U.S. Treasury Notes (Cost $131,453,673)				128,533,588

Short-Term Investments — 26.5%

Money Market Funds — 20.6%
75,734,077	First American Government Obligations Fund — Class Z, 4.05%*			75,734,077

U.S. Treasury Bills — 5.9%
1,800,000	United States Treasury Bill, 01/12/2023, 3.66%†			1,798,440
20,192,000	United States Treasury Bill, 04/20/2023, 2.46%+			19,929,043
				21,727,483
Total Short-Term Investments (Cost $97,576,681)				97,461,560
Total Investments — 119.0% (Cost $456,221,690)				437,634,034
Liabilities in Excess of Other Assets — (19.0)%				(69,826,990)
NET ASSETS — 100.0%				$367,807,044

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security.
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Treasury Notes	34.9%
Mortgage Backed Securities	33.9%
Money Market Funds	20.6%
Corporate Bonds & Notes	17.9%
U.S. Treasury Bills	5.9%
Asset Backed Securities	5.4%
Municipal Bonds	0.4%
Other Assets and Liabilities	(19.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
Canadian 10-Year Bond Futures*	53	3/22/23	$4,957,609	$4,797,009	$(160,600)
U.S. Treasury 5-Year Note Futures	113	3/31/23	12,195,627	12,196,054	427
U.S. Treasury Long Bond Futures	61	3/22/23	7,642,292	7,645,969	3,677
U.S. Treasury Ultra Bond Futures	347	3/22/23	46,333,788	46,606,438	272,650
			$71,129,316	$71,245,470	$116,154

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
Long Gilt Futures^	(45)	3/29/23	$(5,651,752)	$(5,434,861)	$216,891
U.S. Treasury 2-Year Note Futures	(116)	3/31/23	(23,899,414)	(23,789,063)	110,351
U.S. Treasury 10-Year Note Futures	(154)	3/22/23	(17,413,462)	(17,293,718)	119,744
U.S. Treasury 10-Year Ultra Note Futures	(78)	3/22/23	(9,238,506)	(9,225,938)	12,568
			$(56,203,134)	$(55,743,580)	$459,554

There is no variation margin due to or from the Fund as of the date of this report.

*	These futures contracts are denominated in Canadian Dollars. Notional Amount, Notional Value, and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of December 31, 2022.
^
These futures contracts are denominated in British Pound Sterling.  Notional Amount, Notional Value, and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ending December 31, 2022, the Brown Advisory Sustainable Bond Fund Investor Shares (the “Fund”) returned -3.93%, trailing its benchmark, the Bloomberg US Aggregate Bond Index, which returned -2.97%.

The Fund aims to generate performance primarily through a comprehensive top-down macro analysis, combined with rigorous bottom-up security selection. The Fund integrates ESG research alongside fundamental analysis, which we believe helps us identify high-quality investments with low ESG risks, and strong sustainable opportunities with a focus on both performance and impact.

The US economy has shown impressive resiliency in the face of significant headwinds. Inflation at multi-decade highs, weak global activity, a challenging geopolitical environment, a rapid Federal Reserve tightening cycle, negative inflection points within the housing market, and waning fiscal stimulus have all posed challenges, yet growth has bounced firmly back from the negative readings in the first half of 2022. GDP in the third quarter was 3.2% and the fourth quarter is likely to produce another above-trend reading. This better-than-expected outcome can be attributed to many factors, including the still-robust labor market, the declining level of inflation, albeit from an extreme level, and relatively strong balance sheets across healthier consumer and corporate segments.

Over the period, the Fund underperformed its benchmark. The combination of Fed tightening and higher-than-expected inflation warranted a more defensive asset allocation posture in the third quarter. We meaningfully reduced risk in the Fund during this period by shifting our asset allocation from credit-heavy sectors to more liquid, government-backed securities. The underweight position in corporate credit contributed to underperformance in the fourth quarter, alongside security selection factors within securitized assets.

We still expect significant weakness for the US economy to be ahead of us rather than behind us. The full effects of interest rate increases have yet to be felt, in our view, and economic leading indicators continue to deteriorate. In this uncertain environment, we are particularly concerned about eroding fundamentals in corporate credit. Weaker revenue and higher wage costs will likely pressure operating margins and earnings. Additionally, firms will likely be refinancing at materially higher rates than in the recent past. We expect credit spreads to widen and will continue to hold an underweight position with the expectation of adding at more attractive valuations. We do not expect longer-term US Treasury yields to be nearly as volatile as 2022 and are biased for lower rates later in the year. The shape of the yield curve is likely to steepen, in our view, as expected rate cuts become more likely as the year progresses. Overall, we expect a less eventful year for fixed income and one that produces a meaningful positive return.

Sincerely,

Chris Diaz, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

Colby Stilson
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 30.2%
1,104,200	FHLMC, Pool# QC-5510	3.50%	07/01/2051	1,007,564
5,515,714	FHLMC, Pool# RA-6064	2.50%	09/01/2051	4,780,897
94,864	FHLMC STACR, Series 2015-HQ2 M3 (1 Month LIBOR USD + 3.25%)	7.64%	05/27/2025	95,135
543,823	FHMS, Series K-W03 X1#~	0.83%	06/25/2027	13,740
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	281,932
91,829	FHMS, Series Q-010 APT1#	3.06%	04/25/2046	92,099
183,343	FHMS, Series Q-007 APT1#	4.04%	10/25/2047	182,835
1,620,000	FNMA, Pool# BS4700	2.43%	02/01/2032	1,350,518
72,034	FNMA, Pool# BK5105	5.50%	05/01/2048	73,128
107,746	FNMA, Pool# BK8032	5.50%	06/01/2048	109,624
73,566	FNMA, Pool# BN4936	5.50%	12/01/2048	74,073
73,626	FNMA, Pool# BN4921	5.50%	01/01/2049	74,114
2,884,476	FNMA, Pool# FM8754	3.00%	09/01/2051	2,557,219
2,139,553	FNMA, Pool# BT7699	4.00%	09/01/2051	2,072,222
2,874,986	FNMA, Pool# FS0491	3.50%	01/01/2052	2,622,034
2,598,171	FNMA, Pool# MA4565	3.50%	03/01/2052	2,367,445
598,296	GNMA, Pool# 781950X	4.50%	07/15/2035	591,301
710,221	GNMA, Pool# MA7106M	2.00%	01/20/2036	635,213
700,925	GNMA, Pool# MA7164M	2.00%	02/20/2036	626,949
2,920,202	GNMA, Pool# 783467X	4.00%	10/15/2041	2,834,822
1,127,060	GNMA, Pool# MA2754M	3.50%	04/20/2045	1,055,947
3,408,638	GNMA, Pool# 784507X	4.00%	12/20/2047	3,256,497
325,418	GNMA, Pool# MA7774M	6.00%	11/20/2051	344,060
541,166	GNMA REMIC Trust, Series 2020-167 EC	1.00%	02/20/2049	442,150
2,378,369	GNMA REMIC Trust, Series 2021-015 GC	1.00%	01/20/2051	1,889,572
920,152	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	698,489
1,343,418	GNMA REMIC Trust, Series 2021-158 JD	1.50%	09/20/2051	1,017,996
2,184,160	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	1,463,665
1,383,690	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,163,738
1,850,293	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	1,569,218
3,994,351	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	3,123,773
18,785,000	GNMA, 2.00%, Due TBA January	2.00%	01/15/2053	15,775,605
14,300,000	GNMA, 2.50%, Due TBA January	2.50%	01/15/2053	12,416,381
8,800,000	GNMA, 3.00%, Due TBA January	3.00%	01/15/2053	7,850,270
5,350,000	GNMA, 3.50%, Due TBA January	3.50%	01/15/2053	4,923,497
14,434,000	GNMA, 4.00%, Due TBA January	4.00%	01/15/2053	13,677,922
4,915,000	GNMA, 4.50%, Due TBA January	4.50%	01/15/2053	4,773,694
1,250,000	GNMA, 5.00%, Due TBA January	5.00%	01/15/2053	1,239,893
Total Mortgage Backed Securities (Cost $105,797,384)				99,125,231

Foreign Government Bonds — 27.1%
10,200,000	Asian Development Bank	1.88%	03/15/2029	8,958,942
9,100,000	Council Of Europe Development Bank	3.00%	06/16/2025	8,800,865
3,150,000	European Investment Bank	2.88%	08/15/2023	3,114,287
24,655,000	European Investment Bank	1.38%	03/15/2027	22,097,590
22,405,000	Inter-American Development Bank	0.50%	05/24/2023	22,042,190
10,625,000	Inter-American Development Bank (SOFR + 0.28%)	3.97%	04/12/2027	10,627,035
14,700,000	International Bank for Reconstruction & Development	0.63%	04/22/2025	13,499,936
Total Foreign Government Bonds (Cost $91,646,583)				89,140,845

Corporate Bonds & Notes — 17.7%
3,880,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	3,264,219
3,350,000	Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	3,279,150
3,810,000	Amphenol Corp.	2.80%	02/15/2030	3,269,917
3,935,000	Aptiv PLC	3.25%	03/01/2032	3,242,895
3,425,000	AT&T, Inc.	4.35%	03/01/2029	3,277,498
1,810,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	1,636,719

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 17.7% (Continued)
3,725,000	Crown Castle, Inc.	3.30%	07/01/2030	3,271,942
3,375,000	CVS Health Corp.	4.30%	03/25/2028	3,276,266
3,730,000	Equinix, Inc.	3.20%	11/18/2029	3,260,037
2,135,000	Ford Motor Co.	3.25%	02/12/2032	1,605,158
3,530,000	Fortis, Inc.	3.06%	10/04/2026	3,283,221
3,410,000	Marvell Technology, Inc.	4.88%	06/22/2028	3,262,264
3,445,000	NXP BV	3.88%	06/18/2026	3,287,014
1,010,000	Oracle Corp.	6.15%	11/09/2029	1,053,183
4,145,000	PerkinElmer, Inc.	2.25%	09/15/2031	3,269,971
4,155,000	Physicians Realty L.P.	2.63%	11/01/2031	3,264,617
1,945,000	Roper Technologies, Inc.	1.75%	02/15/2031	1,507,897
3,730,000	Societe Generale S.A. (Fixed until 01/19/2027, then 1 Year CMT Rate + 1.30%)^	2.80%	01/19/2028	3,273,560
3,165,000	Sprint LLC	7.63%	02/15/2025	3,274,971
3,990,000	VMware, Inc.	1.80%	08/15/2028	3,272,343
Total Corporate Bonds & Notes (Cost $64,560,878)				58,132,842

Asset Backed Securities — 4.4%
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	475,561
2,650,000	CNH Equipment Trust, Series 2021-C B	1.41%	04/16/2029	2,363,671
108,102	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	106,652
663,855	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	635,050
330,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	302,398
654,728	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	622,616
313,168	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	300,199
171,622	FREED ABS Trust, Series 2021-1CP B^	1.41%	03/20/2028	170,261
1,294,095	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	945,027
1,975,000	HPEFS Equipment Trust, Series 2021-2 B^	0.61%	09/20/2028	1,897,588
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	989,953
620,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	585,197
346,698	Newtek Small Business Loan Trust, Series 2018-1 A (PRIME + -0.55%)^	6.95%	02/25/2044	341,142
236,244	Oportun Funding XIII LLC, Series 2019-A A^	3.08%	08/08/2025	233,241
305,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	284,152
1,075,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,012,271
342,466	SoFi Consumer Loan Program Trust, Series 2021-1 A^	0.49%	09/25/2030	334,372
1,540,000	SoFi Consumer Loan Program Trust, Series 2021-1 B^	1.30%	09/25/2030	1,446,145
39,121	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	38,953
750,000	Tesla Auto Lease Trust, Series 2020-A C^	1.68%	02/20/2024	744,547
525,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	498,969
Total Asset Backed Securities (Cost $15,436,034)				14,327,965

Municipal Bonds — 3.0%
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,162,682
1,325,000	Colorado Health Facilities Authority	3.36%	12/01/2030	1,154,252
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	93,430
30,000	Los Angeles California Community College District	6.60%	08/01/2042	36,074
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	396,215
15,000	Maryland Community Development Administration	3.24%	09/01/2048	14,507
2,175,000	Metropolitan Atlanta Georgia Rapid Transit Authority	2.41%	07/01/2033	1,705,896
3,300,000	Metropolitan Pier & Exposition Authority	3.96%	12/15/2026	3,098,881
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	824,839
355,000	University of California	2.99%	05/15/2026	333,732
25,000	University of North Texas System	3.69%	04/15/2030	22,863
Total Municipal Bonds (Cost $11,382,591)				9,843,371

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares/
Par Value	Security Description	Rate	Maturity	Value $
U.S. Treasury Notes — 6.2%
3,295,000	United States Treasury Note	2.75%	05/15/2025	3,180,190
3,880,000	United States Treasury Note	0.88%	11/15/2030	3,111,881
4,565,000	United States Treasury Note	1.88%	02/15/2032	3,887,026
1,560,000	United States Treasury Note	2.63%	04/15/2025	1,502,841
6,645,000	United States Treasury Note	2.75%	04/30/2027	6,308,077
2,440,000	United States Treasury Note	3.25%	06/30/2027	2,363,369
Total U.S. Treasury Notes (Cost $21,140,279)				20,353,384

Short-Term Investments — 28.2%

Money Market Funds — 22.1%
72,466,804	First American Government Obligations Fund — Class Z, 4.05%#			72,466,804

U.S. Treasury Bills — 6.1%
250,000	United States Treasury Bill, 01/12/2023, 3.66%†			249,783
20,000,000	United States Treasury Bill, 03/23/2023, 4.23%+			19,814,070
				20,063,853
Total Short-Term Investments (Cost $92,528,016)				92,530,657
Total Investments — 116.8% (Cost $402,491,765)				383,454,295
Liabilities in Excess of Other Assets — (16.8)%				(55,134,028)
NET ASSETS — 100.0%				$328,320,267

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security.
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	30.2%
Foreign Government Bonds	27.1%
Money Market Funds	22.1%
Corporate Bonds & Notes	17.7%
U.S. Treasury Notes	6.2%
U.S. Treasury Bills	6.1%
Asset Backed Securities	4.4%
Municipal Bonds	3.0%
Other Assets and Liabilities	(16.8)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
Canadian 10-Year Bond Futures*	43	03/22/2023	$4,022,211	$3,891,913	$(130,298)
U.S. Treasury Long Bond Futures	41	03/22/2023	5,158,184	5,139,094	(19,090)
U.S. Treasury 10-Year Ultra Note Futures	8	03/22/2023	960,516	946,250	(14,266)
U.S. Treasury Ultra Bond Futures	312	03/22/2023	41,794,069	41,905,500	111,431
			$51,934,980	$51,882,757	$(52,223)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(69)	03/31/2023	$(7,448,623)	$(7,447,149)	$1,474
Long Gilt Futures^	(36)	03/29/2023	(4,521,402)	(4,347,889)	173,513
U.S. Treasury 2-Year Note Futures	(132)	03/31/2023	(27,189,041)	(27,070,313)	118,728
U.S. Treasury 10-Year Note Futures	(48)	03/22/2023	(5,402,146)	(5,390,250)	11,896
			$(44,561,212)	$(44,255,601)	$305,611

There is no variation margin due to or from the Fund as of the date of this report.

*	These futures contracts are denominated in Canadian Dollars. Notional Amount, Notional Value, and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of December 31, 2022.
^
These futures contracts are denominated in British Pound Sterling.  Notional Amount, Notional Value, and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Maryland Bond Fund Investor Shares(the “Fund”) increased 0.62% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index the Fund’s benchmark, increased 0.75%.

2022 will be remembered as the worst period of broad bond market returns in more than a generation, as persistently high inflation led to aggressive monetary policy tightening and ever-higher Fed target rate expectations. The interest rate reaction from the policy tightening caused the largely retail-oriented investor base for municipal bonds to reverse demand sharply as macroeconomic uncertainty, higher interest rates, and negative returns fueled a negative feedback loop for much of the early part of the year.

Volatility persisted into the second half of the year, but as inflation started to moderate, and broad interest rates began to stabilize, investor demand did begin to slowly return to the market. The secular tailwinds that helped drive demand for municipal bonds in recent years still exist. These include solid household balance sheets, demographics including the aging of the U.S. population, and a continued upward pressure on tax rates. While these long-term demand drivers remained in place last year, the aforementioned negative feedback loop derailed demand in the short term. As incremental demand began to return late in the year, it was primarily focused in short-maturity bonds. Demand segmentation helped push short-maturity muni yields lower (retail investor based), while intermediate and longer-maturity muni yields remained relatively high as the muni mutual fund industry experienced record outflows during the year. This demand imbalance has kept the municipal yield curve steep on a relative basis, while also creating an environment where bond valuations can look quite different based on underlying maturity and coupon structure.

In terms of curve positioning for the Fund, we have added to our defensive exposure in short-term floating rate municipals and other ultra-short duration bonds. Income generation on these has remained reasonably attractive as short-term rates ratcheted higher during the period. We continue to pair this exposure with an overweight in 10-year and longer maturity bonds due to relative attractive valuations given the upward-sloping muni yield curve. From a performance attribution standpoint, the Fund’s active curve positioning modestly lagged the benchmark early in the period and outperformed the benchmark later in the period. We do believe this relative duration barbell makes sense going forward given an environment where the Fed could keep short-term rates elevated, and slowing economic growth could keep intermediate and longer-maturity yields somewhat rangebound.

Within municipal credit, we are aware that certain issuers and sectors are likely to face credit-specific pressures, given the mounting risks to broad economic growth as well as inflation concerns. We see an increased value in maintaining high levels of liquidity to take advantage of possible dislocations. Additionally, staying true to our long-term, bottom-up approach to credit and sector selection, we are very focused on how our issuers may fare with both inflationary pressures and late-cycle credit dynamics. That being said, we are still encouraged by the solid fundamentals within much of the broad investment grade muni market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.4%

General Obligation Bonds — 18.9%
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,711,871
1,000,000	Baltimore County Maryland	5.00%	03/01/2029	1,117,315
2,700,000	Baltimore County Maryland	5.00%	03/01/2030	3,015,705
4,065,000	Baltimore County Maryland	5.00%	03/01/2031	4,688,736
1,520,000	Baltimore County Maryland	4.00%	02/01/2033	1,537,517
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	5,139,847
1,000,000	Maryland State	5.00%	08/01/2025	1,060,143
1,400,000	Maryland State	5.00%	08/01/2031	1,573,893
1,485,000	Montgomery County Maryland	4.00%	11/01/2028	1,597,052
3,370,000	Montgomery County Maryland	3.00%	10/01/2034	3,164,461
1,350,000	Prince George’s County Maryland	5.00%	10/01/2024	1,401,154
1,500,000	Prince George’s County Maryland	5.00%	10/01/2025	1,590,185
1,550,000	Prince George’s County Maryland	5.00%	10/01/2026	1,676,315
1,290,000	St Mary’s County Maryland	5.00%	05/01/2028	1,440,015
				30,714,209
Revenue Bonds — 77.5%
975,000	Austin, Texas	7.88%	09/01/2026	977,050
520,000	Baltimore, Maryland	5.00%	06/15/2030	531,892
225,000	Baltimore, Maryland^	3.25%	06/01/2031	193,893
1,550,000	Baltimore, Maryland	4.50%	06/01/2033	1,492,511
670,000	Baltimore, Maryland	5.00%	06/15/2033	684,319
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	999,573
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,719,397
1,000,000	Cedar Rapids, Iowa#	6.74%	08/15/2029	998,750
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,562,520
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,003,499
2,000,000	Frederick County Maryland	5.00%	07/01/2029	2,208,295
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	4,973,719
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,058,852
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,185,449
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,022,365
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,009,631
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	1,949,242
2,650,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	4.76%	08/15/2038	2,617,310
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,371,686
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,130,087
3,930,000	Maryland Community Development Administration	4.60%	03/01/2042	3,929,343
2,660,000	Maryland Community Development Administration	2.41%	07/01/2043	1,969,536
1,140,000	Maryland Community Development Administration Local Government Infrastructure	4.00%	06/01/2035	1,172,093
1,000,000	Maryland Economic Development Corp.	5.00%	07/01/2028	1,056,434
750,000	Maryland Economic Development Corp.	5.00%	07/01/2029	796,469
1,500,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,369,015
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,005,253
1,100,000	Maryland Stadium Authority	1.42%	05/01/2025	1,024,118
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,177,113
1,000,000	Maryland Stadium Authority	4.00%	06/01/2037	1,002,980
5,000,000	Maryland Stadium Authority	5.00%	05/01/2038	5,319,000
1,340,000	Maryland Stadium Authority Built to Learn	4.00%	06/01/2035	1,370,175
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	1,862,638
1,260,000	Maryland State Department of Transportation	4.00%	12/01/2029	1,312,581
1,000,000	Maryland State Department of Transportation	5.00%	08/01/2033	1,085,693
1,150,000	Maryland State Department of Transportation	4.00%	08/01/2038	1,077,610
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	504,975
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	440,918

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.4% (Continued)

Revenue Bonds — 77.5% (Continued)
4,000,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2027	4,139,254
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	3,717,969
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	101,226
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	303,316
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,286,797
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,027,734
5,000,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2037	5,160,336
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,243,824
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,532,469
4,335,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2042	4,454,197
2,650,000	Maryland State Health & Higher Educational Facilities (SIFMA Municipal Swap Index + 0.28%)	3.94%	07/01/2042	2,627,616
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,322,511
4,000,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	4,252,973
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,524,907
3,000,000	Maryland State Transportation Authority	5.00%	07/01/2025	3,169,162
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,595,145
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	4,860,222
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,200,333
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2040	1,551,415
5,000,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	5.17%	07/01/2032	5,016,770
365,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	182,500
820,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	410,000
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,016,047
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	1,944,669
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,014,111
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,113,915
				125,935,402
Total Municipal Bonds (Cost $164,765,271)				156,649,611

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
3,930,494	First American Government Obligations Fund — Class Z, 4.05%*			3,930,494
Total Short-Term Investments (Cost $3,930,494)				3,930,494
Total Investments — 98.8% (Cost $168,695,765)				160,580,105
Other Assets in Excess of Liabilities — 1.2%				1,943,784
NET ASSETS — 100.0%				$162,523,889

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	77.5%
General Obligation Bonds	18.9%
Money Market Funds	2.4%
Other Assets and Liabilities	1.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Tax-Exempt Bond Fund Investor Shares (the “Fund”) increased 0.29% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 0.75%.

2022 will be remembered as the worst period of broad bond market returns in more than a generation, as persistently high inflation led to aggressive monetary policy tightening and ever-higher Fed target rate expectations. The interest rate reaction from the policy tightening caused the largely retail-oriented investor base for municipal bonds to reverse demand sharply as macroeconomic uncertainty, higher interest rates, and negative returns fueled a negative feedback loop for much of the early part of the year.

Volatility persisted into the second half of the year, but as inflation started to moderate, and broad interest rates began to stabilize, investor demand did begin to slowly return to the market. The secular tailwinds that helped drive demand for municipal bonds in recent years still exist. These include solid household balance sheets, demographics including the aging of the U.S. population, and a continued upward pressure on tax rates. While these long-term demand drivers remained in place last year, the aforementioned negative feedback loop derailed demand in the short-term. As incremental demand began to return late in the year, it was primarily focused in short-maturity bonds. Demand segmentation helped push short-maturity muni yields lower (retail investor based), while intermediate and longer-maturity muni yields remained relatively high as the muni mutual fund industry experienced record outflows during the year. This demand imbalance has kept the municipal yield curve steep on a relative basis, while also creating an environment where bond valuations can look quite different based on underlying maturity and coupon structure.

In terms of curve positioning for the Fund, we have added to our defensive exposure in short-term floating rate municipals and other ultra-short duration bonds. Income generation on these has remained reasonably attractive as short-term rates ratcheted higher during the period. We continue to pair this exposure with an overweight in 10-year and longer maturity bonds due to relative attractive valuations given the upward sloping muni yield curve. From a performance attribution standpoint, the Fund’s active curve positioning modestly lagged the benchmark early in the period, and outperformed the benchmark later in the period. We do believe this relative duration barbell makes sense going forward given an environment where the Fed could keep short-term rates elevated, and slowing economic growth could keep intermediate and longer-maturity yields somewhat rangebound.

Within municipal credit, we are aware that certain issuers and sectors are likely to face credit specific pressures, given the mounting risks to broad economic growth as well as inflation concerns. We see an increased value in maintaining high levels of liquidity to take advantage of possible dislocations. Additionally, staying true to our long-term, bottom-up approach to credit and sector selection, we are very focused on how our issuers may fare with both inflationary pressures and late-cycle credit dynamics. That being said, we are still encouraged by the solid fundamentals within much of the broad investment grade muni market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.7%

General Obligation Bonds — 8.0%
9,000,000	Chicago Illinois Park District	5.00%	01/01/2044	9,478,331
3,470,000	Illinois, State of	5.00%	11/01/2024	3,536,424
14,050,000	Illinois, State of	5.00%	12/01/2025	14,412,224
4,220,000	Illinois, State of	5.50%	05/01/2030	4,485,984
1,300,000	Illinois, State of	5.00%	10/01/2033	1,315,419
1,700,000	Illinois, State of	4.00%	10/01/2033	1,592,229
8,980,000	Illinois, State of	5.00%	05/01/2039	8,919,978
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	3.55%	05/01/2037	813,664
2,000,000	New York, City of New York	4.00%	08/01/2038	1,974,903
5,005,000	New York, City of New York	4.00%	08/01/2038	4,944,542
3,543,800	Puerto Rico, Commonwealth of	5.25%	07/01/2023	3,544,305
				55,018,003
Revenue Bonds — 89.7%
4,735,000	American Municipal Power, Inc.	4.00%	02/15/2037	4,678,341
5,940,000	American Municipal Power, Inc.	4.00%	02/15/2038	5,830,064
4,200,000	Austin, Texas	7.88%	09/01/2026	4,208,831
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	17,017,202
4,185,000	Black Belt Energy Gas District (SIFMA Municipal Swap Index + 0.62%)	4.28%	12/01/2048	4,162,431
8,500,000	Black Belt Energy Gas District (SIFMA Municipal Swap Index + 0.35%)	4.01%	10/01/2052	8,078,086
4,870,000	Board of Governors of Colorado State University System	4.00%	03/01/2038	4,847,292
10,325,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2037	9,815,612
10,000,000	California Earthquake Authority	5.60%	07/01/2027	10,089,096
2,500,000	California Health Facilities Financing Authority	1.68%	06/01/2028	2,115,180
1,050,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	4.01%	08/01/2047	1,035,588
7,150,000	Central Plains Energy Project#	5.00%	03/01/2050	7,218,057
3,000,000	Chicago Illinois Midway International Airport	5.00%	01/01/2035	3,001,936
4,095,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2044	4,114,032
7,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	7,798,443
815,000	Colorado Housing and Finance Authority	1.55%	04/01/2023	811,740
3,000,000	Delaware Valley Pennsylvania Regional Finance Authority (SIFMA Municipal Swap Index + 0.40%)	4.06%	03/01/2057	2,950,164
3,000,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2048	3,021,567
5,000,000	Grand Forks, County of North Dakota^(d)	6.63%	12/15/2031	2,750,000
2,500,000	Grand Forks, County of North Dakota^(d)~	9.00%	06/15/2044	1,375,000
1,560,000	Grand Forks, City of North Dakota	4.00%	12/01/2036	1,479,075
8,925,000	Grand Forks, City of North Dakota	4.00%	12/01/2035	8,563,831
4,050,000	Harris County Texas Sports Authority+	4.48%	11/15/2034	2,285,530
2,000,000	Illinois Sales Tax Revenue	1.80%	06/15/2027	1,704,006
1,750,000	Illinois Sales Tax Revenue	2.00%	06/15/2028	1,452,643
3,000,000	Illinois State Toll Highway Authority	5.00%	01/01/2031	3,004,762
4,923,923	Industrial Development Authority of the City of St. Louis Missouri	2.22%	12/01/2038	4,057,043
1,585,000	Kentucky Public Energy Authority#	4.00%	12/01/2049	1,570,728
4,100,000	Kentucky Public Energy Authority (1 Month LIBOR USD + 1.30%)	4.06%	12/01/2049	4,075,548
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,923,862
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,382,261
9,800,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	4.76%	08/15/2038	9,679,110
7,950,000	Los Angeles California Department of Airports	4.00%	05/15/2042	7,487,712
5,000,000	Louisville/Jefferson County Kentucky Metropolitan Government	5.75%	10/01/2042	5,059,124
17,720,000	Love Field Texas Airport Modernization Corp.	4.00%	11/01/2036	16,954,785
17,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	3.59%	08/01/2048	16,900,377
5,000,000	Main Street Natural Gas, Inc. (SIFMA Municipal Swap Index + 0.57%)	4.23%	08/01/2048	4,983,617
5,485,000	Maricopa County Arizona Industrial Development Authority (SIFMA Municipal Swap Index + 0.57%)	4.23%	01/01/2035	5,463,092
5,000,000	Maryland Community Development Administration	2.41%	07/01/2043	3,702,136
3,220,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	3,176,182
1,495,000	Metropolitan Pier & Exposition Authority+	2.37%	12/15/2033	929,529

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.7% (Continued)

Revenue Bonds — 89.7% (Continued)
5,000,000	Metropolitan Pier & Exposition Authority+	5.58%	06/15/2036	2,658,733
10,165,000	Metropolitan Pier & Exposition Authority+	4.24%	06/15/2037	5,085,679
15,000,000	Metropolitan Pier & Exposition Authority+	5.26%	12/15/2037	7,326,962
5,365,000	Metropolitan Pier & Exposition Authority+	2.99%	06/15/2038	2,524,953
1,705,000	Metropolitan Transportation Authority+	3.19%	11/15/2029	1,299,785
5,050,000	Metropolitan Transportation Authority	5.00%	11/15/2032	5,137,092
6,000,000	Metropolitan Transportation Authority+	3.59%	11/15/2033	3,765,811
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	5,011,602
5,835,000	Metropolitan Transportation Authority	5.00%	11/15/2038	5,840,261
15,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	15,034,806
17,590,000	Metropolitan Transportation Authority	5.00%	11/15/2038	17,605,861
5,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	5,017,925
6,055,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	5.17%	07/01/2026	6,062,178
5,260,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	5.17%	07/01/2029	5,273,115
8,260,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	5.17%	07/01/2032	8,287,704
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	540,000
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	875,000
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	2,200,000
250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	125,000
2,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,000,000
5,900,000	New Jersey Economic Development Authority	3.38%	06/15/2026	5,578,013
5,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	4,667,017
2,350,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.55%)	5.21%	09/01/2027	2,350,046
2,835,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.60%)	5.26%	03/01/2028	2,835,026
12,000,000	New Jersey Economic Development Authority	7.43%	02/15/2029	12,932,483
1,000,000	New Jersey Transportation Trust Fund Authority+	2.19%	12/15/2035	576,944
10,050,000	New Jersey Transportation Trust Fund Authority+	4.20%	12/15/2037	5,174,099
5,000,000	New Jersey Transportation Trust Fund Authority+	5.13%	12/15/2038	2,428,914
9,675,000	New Jersey Transportation Trust Fund Authority+	5.31%	12/15/2039	4,420,284
13,565,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	13,906,205
2,000,000	New York Convention Center Development Corp.+	2.47%	11/15/2032	1,320,611
8,730,000	New York Convention Center Development Corp.+	2.53%	11/15/2035	4,854,486
3,000,000	New York Convention Center Development Corp.+	2.78%	11/15/2037	1,477,677
2,750,000	New York Convention Center Development Corp.+	3.09%	11/15/2037	1,414,865
8,970,000	New York State Dormitory Authority	4.00%	03/15/2039	8,754,024
6,850,000	New York State Urban Development Corp.	4.00%	03/15/2045	6,409,156
15,000,000	New York State Urban Development Corp.	4.00%	03/15/2046	13,947,078
5,500,000	New York Transportation Development Corp.	5.00%	07/01/2041	5,356,508
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,402,079
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,775,827
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	1,944,669
6,170,000	Ohio State University	4.00%	06/01/2030	6,189,842
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,037,848
8,000,000	Permanent University Fund — University of Texas System	5.00%	07/01/2041	8,049,650
16,249,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	5.92%	07/01/2031	10,605,266
1,234,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	5.04%	07/01/2033	719,364
4,230,000	Sales Tax Securitization Corp.	5.50%	01/01/2032	4,657,584
4,520,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	4,327,949
1,100,000	Tampa, City of Florida+	4.67%	09/01/2039	508,492
1,280,000	Tampa, City of Florida+	4.76%	09/01/2041	530,032
1,850,000	Tampa, City of Florida+	3.74%	09/01/2045	615,105
27,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	27,184,786
3,045,000	Terrebonne Parish Louisiana+	3.15%	04/01/2036	1,784,406
15,115,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	4.07%	09/15/2027	14,925,195
7,870,000	Texas Municipal Gas Acquisition & Supply Corp II (SIFMA Municipal Swap Index + 0.55%)	4.21%	09/15/2027	7,630,448

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.7% (Continued)

Revenue Bonds — 89.7% (Continued)
15,345,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.69%)	3.84%	09/15/2027	15,047,404
1,630,000	Texas Municipal Power Agency	3.00%	09/01/2035	1,449,023
460,000	Tobacco Settlement Authority	5.25%	06/01/2032	460,409
6,235,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2029	6,553,484
4,870,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	5,110,848
21,405,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	21,680,921
5,000,000	Tobacco Settlement Financing Corp.	5.25%	06/01/2046	5,018,414
7,960,000	TSASC, Inc.	5.00%	06/01/2030	8,216,775
1,070,000	TSASC, Inc.	5.00%	06/01/2031	1,104,081
5,721,988	Utah Housing Corp.	3.00%	01/21/2052	5,501,709
9,923,616	Utah Housing Corp.	4.50%	06/21/2052	9,897,986
4,988,493	Utah Housing Corp.	5.00%	10/21/2052	4,993,660
13,742,197	Vermont Student Assistance Corp. (1 Month LIBOR USD + 1.00%)	5.12%	06/02/2042	13,634,995
1,230,000	Virginia Small Business Financing Authority	4.00%	12/01/2036	1,085,102
2,540,000	Washington Health Care Facilities Authority	5.00%	10/01/2033	2,549,277
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	949,364
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,466,057
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,640,333
				615,077,902
Total Municipal Bonds (Cost $697,976,611)				670,095,905

Short-Term Investments — 0.2%

Money Market Funds — 0.2%
1,500,769	First American Government Obligations Fund — Class Z, 4.05%#			1,500,769
Total Short-Term Investments (Cost $1,500,769)				1,500,769
Total Investments — 97.9% (Cost $699,477,380)				671,596,674
Other Assets in Excess of Liabilities — 2.1%				14,275,661
NET ASSETS — 100.0%				$685,872,335

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is in default and missed its last payment of interest as of the date of this report.
~	Non-Income Producing.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	89.7%
General Obligation Bonds	8.0%
Money Market Funds	0.2%
Other Assets and Liabilities	2.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Tax-Exempt Sustainable Bond Fund Investor Shares (the “Fund”) increased 0.43% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 0.75%.

2022 will be remembered as the worst period of broad bond market returns in more than a generation, as persistently high inflation led to aggressive monetary policy tightening and ever-higher Fed target rate expectations. The interest rate reaction from the policy tightening caused the largely retail-oriented investor base for municipal bonds to reverse demand sharply as macroeconomic uncertainty, higher interest rates, and negative returns fueled a negative feedback loop for much of the early part of the year.

Volatility persisted into the second half of the year, but as inflation started to moderate, and broad interest rates began to stabilize, investor demand did begin to slowly return to the market. The secular tailwinds that helped drive demand for municipal bonds in recent years still exist: solid household balance sheets, demographics including the aging of the U.S. population, and a continued upward pressure on tax rates. While these long-term demand drivers remained in place last year, the aforementioned negative feedback loop derailed demand in the short-term. As incremental demand began to return late in the year, it was primarily focused in short-maturity bonds. Demand segmentation helped push short-maturity muni yields lower (retail investor based), while intermediate and longer-maturity muni yields remained relatively high as the muni mutual fund industry experienced record outflows during the year. This demand imbalance has kept the municipal yield curve steep on a relative basis, while also creating an environment where bond valuations can look quite different based on underlying maturity and coupon structure.

In terms of curve positioning for the Fund, we have added to our defensive exposure in short-term floating rate municipals and other ultra-short duration bonds. Income generation on these has remained reasonably attractive as short-term rates ratcheted higher during the period. We continue to pair this exposure with an overweight in 10-year and longer maturity bonds due to relative attractive valuations given the upward sloping muni yield curve. From a performance attribution standpoint, the Fund’s active curve positioning modestly lagged the benchmark early in the period, and outperformed the benchmark later in the period. We do believe this relative duration barbell makes sense going forward given an environment where the Fed could keep short-term rates elevated, and slowing economic growth could keep intermediate and longer-maturity yields somewhat rangebound.

Within municipal credit, we are aware that certain issuers and sectors are likely to face credit specific pressures, given the mounting risks to broad economic growth as well as inflation concerns. We see an increased value in maintaining high levels of liquidity to take advantage of possible dislocations. Additionally, staying true to our long-term, bottom-up approach to credit and sector selection, we are very focused on how our issuers may fare with both inflationary pressures and late-cycle credit dynamics. That being said, we are still encouraged by the solid fundamentals within much of the broad investment grade muni market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.2%

General Obligation Bonds — 12.6%
2,425,000	Chicago Illinois Park District	4.00%	01/01/2034	2,424,844
2,930,000	Chicago Illinois Park District	4.00%	01/01/2036	2,863,668
3,750,000	Chicago Illinois Park District	5.00%	01/01/2040	3,919,579
6,000,000	Chicago Illinois Park District	5.00%	01/01/2044	6,318,887
1,125,000	Detroit City Michigan School District	5.00%	05/01/2039	1,207,871
1,950,000	Illinois, State of	5.00%	11/01/2024	1,987,328
2,205,000	Illinois, State of	5.00%	10/01/2027	2,279,987
2,290,000	Illinois, State of	5.25%	07/01/2029	2,300,387
4,950,000	Illinois, State of	5.00%	02/01/2039	4,922,777
2,540,000	Mansfield Texas Independent School District	4.00%	02/15/2024	2,573,192
1,900,000	New York, City of New York#	4.00%	10/01/2046	1,900,000
2,000,000	Will County Illinois Community High School District	5.00%	01/01/2028	2,000,000
				34,698,520
Revenue Bonds — 82.6%
1,750,000	Allegheny County Pennsylvania Hospital Development Authority
	(SIFMA Municipal Swap Index + 0.58%)	4.24%	11/15/2026	1,700,694
1,000,000	American Municipal Power, Inc.	5.00%	02/15/2036	1,076,881
1,200,000	Arizona Industrial Development Authority	4.00%	07/01/2041	1,044,251
2,290,000	Arizona State University	5.00%	07/01/2041	2,373,133
2,250,000	Austin, Texas	7.88%	09/01/2026	2,254,731
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	940,584
1,525,000	Baltimore County Maryland	4.00%	01/01/2040	1,422,090
750,000	Buffalo New York Sewer Authority	4.00%	06/15/2051	689,734
4,210,000	California Earthquake Authority	5.39%	07/01/2023	4,218,449
3,000,000	California Earthquake Authority	5.60%	07/01/2027	3,026,729
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,092,890
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,083,358
2,000,000	California Infrastructure & Economic Development Bank	4.00%	05/01/2046	1,863,434
4,360,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	4.01%	08/01/2047	4,300,154
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,207,666
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,493,261
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,209,468
2,540,000	Charlotte North Carolina Airport	5.00%	07/01/2031	2,610,221
1,500,000	Colorado Health Facilities Authority	4.00%	12/01/2040	1,306,807
3,000,000	Dallas Fort Worth Texas International Airport	5.00%	11/01/2034	3,466,186
2,390,000	Denver Colorado Airport System Revenue	5.25%	11/15/2026	2,441,297
2,495,000	Du Page County Illinois	3.00%	05/15/2047	1,808,962
2,205,000	El Paso Texas Water & Sewer	5.00%	03/01/2024	2,262,341
2,722,000	Fairfax County Virginia Redevelopment & Housing Authority#	5.00%	01/01/2025	2,743,803
2,000,000	Florida Development Finance Corp.	4.00%	11/15/2035	1,973,286
2,375,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2042	2,400,537
2,500,000	Grand Forks County North Dakota^(d)	7.00%	12/15/2043	1,375,000
2,500,000	Grand Forks County North Dakota^(d)~	9.00%	06/15/2044	1,375,000
2,461,961	Industrial Development Authority of the City of St. Louis Missouri	2.22%	12/01/2038	2,028,522
7,500,000	Lakeland Florida Hospital System	5.00%	11/15/2040	7,647,173
2,380,000	Lancaster County Pennsylvania Hospital Authority	5.00%	08/15/2042	2,463,225
1,050,000	Loudon County Virginia Industrial Development Authority#	3.76%	10/01/2039	1,050,000
1,000,000	Louisiana Public Facilities Authority#	3.11%	01/01/2037	1,000,000
15,020,000	Louisville/Jefferson County Kentucky Metropolitan Government	5.75%	10/01/2042	15,197,606
2,500,000	Maryland Community Development Administration	2.41%	07/01/2043	1,851,068
1,275,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,163,662
8,970,000	Maryland Stadium Authority	5.00%	05/01/2038	9,542,287
1,500,000	Maryland State Health & Higher Educational Facilities#	3.63%	07/01/2036	1,500,000
10,000,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2038	10,026,269

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.2% (Continued)

Revenue Bonds — 82.6% (Continued)
6,880,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	7,315,113
6,000,000	Memphis Tennesee Health Educational and Housing Facility Board#	5.00%	07/01/2027	6,250,664
135,000	Metropolitan Pier & Exposition Authority+	2.26%	12/15/2031	93,342
3,000,000	Metropolitan Pier & Exposition Authority+	5.10%	06/15/2033	1,911,407
270,000	Metropolitan Pier & Exposition Authority+	2.82%	06/15/2034	162,331
175,000	Metropolitan Pier & Exposition Authority+	2.93%	06/15/2037	87,555
1,175,000	Metropolitan Pier & Exposition Authority+	3.52%	12/15/2038	539,668
375,000	Metropolitan Pier & Exposition Authority+	3.42%	12/15/2051	87,837
590,000	Metropolitan Pier & Exposition Authority+	3.58%	12/15/2052	130,797
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	5,011,602
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,319,455
1,870,000	Metropolitan Transportation Authority	5.00%	11/15/2042	1,830,505
4,455,000	Miami Beach Florida Health Facilities	5.00%	11/15/2039	4,481,801
1,000,000	Michigan Finance Authority	5.00%	07/01/2029	1,039,941
3,500,000	Michigan Finance Authority	5.00%	07/01/2032	3,593,833
2,775,000	Nevada Housing Division#	5.00%	12/01/2025	2,844,053
2,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	4.00%	08/15/2033	2,024,285
2,075,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,037,500
6,910,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.25%)	4.91%	09/01/2025	6,913,286
1,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	933,403
4,230,000	New Jersey Economic Development Authority	5.00%	03/01/2035	4,232,128
2,665,000	New Jersey Economic Development Authority	4.00%	06/15/2036	2,596,601
1,805,000	New Jersey Housing & Mortgage Finance Agency	1.60%	10/01/2026	1,673,974
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	1,704,378
3,000,000	New York City Municipal Water Finance Authority#	4.00%	06/15/2033	3,000,000
2,000,000	New York City Municipal Water Finance Authority	4.00%	06/15/2047	1,871,161
5,000,000	New York City Transitional Finance Authority#	3.65%	08/01/2042	5,000,000
6,340,000	New York Liberty Development Corp.	3.00%	09/15/2043	4,969,996
4,660,000	New York Liberty Development Corp.	3.13%	09/15/2050	3,582,312
2,010,000	New York State Dormitory Authority	5.00%	07/01/2042	2,100,215
2,320,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,238,691
1,353,064	New York State Housing Finance Agency	1.65%	05/15/2039	937,950
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	4.06%	01/01/2052	1,499,914
1,500,000	Portland Maine General Airport Revenue	4.00%	01/01/2038	1,425,299
2,550,000	San Antonio Texas Water System	4.00%	05/15/2040	2,522,030
7,000,000	Seattle Washington Municipal Light & Power (SIFMA Municipal Swap Index + 0.49%)	4.15%	11/01/2046	7,003,572
10,000,000	Tampa Bay Florida Water	5.00%	10/01/2038	10,091,855
1,125,000	Texas Woman’s University Financing System	5.00%	07/01/2023	1,136,263
1,957,000	Utah Housing Corp.#	5.00%	08/01/2025	1,995,159
1,907,329	Utah Housing Corp.	3.00%	01/21/2052	1,833,903
4,962,094	Utah Housing Corp.	4.50%	06/21/2052	4,949,279
2,494,247	Utah Housing Corp.	5.00%	10/21/2052	2,496,830
2,250,000	Virginia Small Business Financing Authority	4.00%	01/01/2036	2,147,004
				226,847,651
Total Municipal Bonds (Cost $275,262,718)				261,546,171

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 4.0%

Money Market Funds — 4.0%
11,135,962	First American Government Obligations Fund — Class Z, 4.05%#	11,135,962
Total Short-Term Investments (Cost $11,135,962)		11,135,962
Total Investments — 99.2% (Cost $286,398,680)		272,682,133
Other Assets in Excess of Liabilities — 0.8%		2,106,105
NET ASSETS — 100.0%		$274,788,238

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is in default and missed its last payment of interest as of the date of this report.
~	Non-Income Producing.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	82.6%
General Obligation Bonds	12.6%
Money Market Funds	4.0%
Other Assets and Liabilities	0.8%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Mortgage Securities Fund Investor Shares (the “Fund”) decreased 3.61% in value. During the same period, the Bloomberg Mortgage Backed Securities Index, the Fund’s benchmark, declined 3.32%.

The Fund aims to generate performance primarily through strong current income generation from high quality mortgage-related securities selected to have favorable relative valuations and principal repayment characteristics. This is supplemented by select securitized credit positions in mortgage and asset backed securities. We believe this combination can deliver attractive income generation with relatively low correlation to equity and corporate credit.

Conditions over the past six months remained challenging for fixed income, if somewhat tempered from the tumultuous start of the year. While inflation began to moderate from its peak at the beginning of the third quarter, it remained stubbornly high and, combined with an ongoing hot labor market, induced the Federal Reserve to continue with its aggressive tightening policy through year’s end. U.S. Treasury yields, particularly at the short maturity part of the curve, continued their rise through much of the second half of the year and reached heights not breached since before the  2008-09 global financial crisis. We maintained a duration underweight as well as an additional underweight to short-term interest rates throughout much of this rise, which benefited relative performance for the Fund. We have since moved to a more neutral position as we anticipate a nearing of the end to the Fed’s tightening cycle.

While the labor market continues its ostensibly strong run with high employment and increasing nominal wages, there is another side to the story. Inflation has incessantly eroded the purchasing power of consumers, who have endured negative real hourly earnings since early 2021. The pandemic, low rate, and stimulus-fueled hot housing market of 2021 drove home prices to the highest point in history. Mortgage rates, under the pressure of the Fed’s rate hiking policy, increased an additional 77 basis points in the second half of 2022, at one point reaching as high as 7.42% from only 3.47% at the start of the year. These factors combined into a perfect storm that has brought home affordability to its lowest point in decades. Unsurprisingly, with so many existing homeowners locked into fixed rates meaningfully lower than the rate on new mortgages, housing market activity has stalled to a virtual standstill.

Mortgage performance was mixed over the second half of the year with rising rates and interest rate volatility, an end to the Fed’s mortgage-backed securities buying program, and weak institutional investor demand exerting significant pressure on mortgage returns in the early fall. This was followed by strong performance going into the end of the year as Treasury yields began to exhibit some stability and interest rate volatility finally began to ease. Mortgage security selection was a negative contributor over this period as our positions lagged the year-end rebound in the market. Our exposure to out-of-index asset-backed and commercial mortgage-backed credit positions was an additional slight negative contributor, as these sectors were pressured by a low liquidity environment.

We believe that the investment landscape in the near-term will be dominated by macroeconomic forces and performance in the mortgage market will be highly influenced by the path of inflation and the strength of the labor market. Consumers are feeling the pressures of inflation and a tightening borrowing environment. With forecasts placing the probability of recession at greater than 60% within the next year, we continue to view defensive positioning as prudent. That being said, we believe the collateral backing and, in many cases, government guarantee of mortgage- and asset-backed securities may be well positioned to weather an environment of continued business cycle risks while interest rate volatility and policy risk decline and we approach the latter stages of the tightening cycle.

Sincerely,

Garritt Conover, CFA, CAIA
Portfolio Manager

Chris Roof
Associate Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 98.7%
2,400,029	Angel Oak Mortgage Trust, Series 2022-1 A1^+	2.88%	12/25/2066	2,111,680
2,080,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY A (1 Month LIBOR USD + 0.85%)^	5.17%	09/15/2034	2,042,413
3,098,949	Bayview MSR Opportunity Master Fund Trust INV2, Series 2022-2 A1#^	3.00%	12/25/2051	2,601,939
4,440,887	Bayview MSR Opportunity Master Fund Trust INV5, Series 2021-5 A2#^	2.50%	11/25/2051	3,603,551
4,613,163	Bayview MSR Opportunity Master Fund Trust INV6, Series 2021-6 A1#^	3.00%	10/25/2051	3,873,302
3,500,000	BBCMS Mortgage Trust, Series 2017-DELC C (1 Month LIBOR USD + 1.33%)^	5.64%	08/15/2036	3,411,278
2,305,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	5.06%	09/15/2034	2,175,022
1,977,126	BX Trust, Series 2022-PSB (1 Month SOFR + 2.45%)^	6.79%	08/15/2039	1,975,707
483,727	COMM Mortgage Trust, Series 2013-CCRE6 A4	3.10%	03/10/2046	482,197
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	937,820
37,464	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	37,723
51,203	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	51,981
114,589	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	114,054
51,266	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	52,993
164,637	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	162,991
41,685	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	42,224
133,273	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	132,650
406,567	FHLMC PC, Pool# C9-1826	3.00%	05/01/2035	378,602
19,681	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	3.12%	05/01/2035	19,619
125,045	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	125,188
37,135	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	37,900
241,613	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	231,775
235,553	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	227,568
17,222	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	2.61%	03/01/2036	17,412
16,068	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	4.09%	10/01/2036	16,388
126,222	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	129,943
67,615	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	68,493
4,401	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	3.49%	02/01/2037	4,344
85,184	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	86,412
42,197	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	42,804
85,641	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	85,928
22,827	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	3.73%	06/01/2037	23,099
49,650	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	50,230
63,404	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	63,650
204,006	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	206,384
44,844	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	4.03%	10/01/2037	44,011
126,244	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	128,342
657,456	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	630,669
76,428	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	76,644
3,207,323	FHLMC PC, Pool# WA-3311	2.21%	04/01/2038	2,384,793
132,504	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	134,511
296,474	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	297,170
117,739	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	123,420
135,181	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	141,742
95,605	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	95,958
65,116	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	66,198
289,236	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	300,753
154,764	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	155,895
1,408,233	FHLMC PC, Pool# QC-5310	3.00%	08/01/2051	1,240,713
3,816,481	FHLMC PC, Pool# QD-5779	3.00%	01/01/2052	3,360,099
3,298,164	FHLMC PC, Pool# SD-0846	2.50%	02/01/2052	2,820,193
5,423,382	FHLMC PC, Pool# SD-8196	3.50%	02/01/2052	4,945,008
3,983,316	FHLMC PC, Pool# RA-6966	2.00%	03/01/2052	3,272,567
1,911,165	FHLMC PC, Pool# QD-7450	3.00%	03/01/2052	1,686,245
4,222,153	FHLMC PC, Pool# QD-7999	4.00%	03/01/2052	3,971,323

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 98.7% (Continued)
594,560	FHLMC PC, Pool# QE-0622	2.00%	04/01/2052	490,648
999,422	FHLMC PC, Pool# QE-0380	2.50%	04/01/2052	853,804
2,859,171	FHLMC PC, Pool# QD-9775	4.00%	04/01/2052	2,690,388
3,411,548	FHLMC PC, Pool# QD-9382	4.00%	04/01/2052	3,209,153
2,871,768	FHLMC PC, Pool# QE-0898	4.50%	04/01/2052	2,769,849
3,864,994	FHLMC PC, Pool# RA-7374	3.00%	05/01/2052	3,409,531
3,230,725	FHLMC PC, Pool# QE-2358	3.50%	05/01/2052	2,945,411
3,237,697	FHLMC PC, Pool# QE-3174	3.50%	06/01/2052	2,951,077
2,989,938	FHLMC PC, Pool# QF-0493	5.50%	09/01/2052	3,015,847
3,379,694	FHLMC PC, Pool# QF-0773	5.50%	09/01/2052	3,403,615
3,567,754	FHLMC PC, Pool# SD-1846	4.50%	10/01/2052	3,449,068
5,499	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	5,517
46,001	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	44,733
658,227	FHLMC REMIC, Series 2907 VZ	4.50%	05/15/2034	640,263
182,203	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	181,595
329,976	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	335,084
212,886	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	216,392
334,668	FHLMC REMIC, Series 3830 NB	4.50%	02/15/2039	332,986
762,233	FHLMC REMIC, Series 4121 DH	2.00%	10/15/2042	552,795
455,343	FHLMC REMIC, Series 4872 AB	4.00%	08/15/2047	444,898
142,143	FHLMC REMIC, Series 4891 PA	3.50%	07/15/2048	136,961
722,129	FHLMC REMIC, Series 4888 AC	3.50%	01/15/2049	657,929
2,259,180	FHLMC REMIC, Series 5080 PB	1.25%	03/25/2050	1,792,169
2,777,846	FHLMC REMIC, Series 5083 UB	1.25%	03/25/2051	2,143,018
391,116	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	385,880
12,147,654	FHMS, Series K-035 X1#~	0.31%	08/25/2023	20,375
63,008,915	FHMS, Series K-C02 X1#~	0.38%	03/25/2024	255,243
19,312,786	FHMS, Series K-038 X1#~	1.08%	03/25/2024	185,086
41,170,293	FHMS, Series K-040 X1#~	0.70%	09/25/2024	353,451
16,994,513	FHMS, Series K-C03 X1#~	0.48%	11/25/2024	165,309
126,181,004	FHMS, Series K-047 X1#~	0.10%	05/25/2025	350,241
7,581,154	FHMS, Series Q-013 XPT1#~	1.66%	05/25/2025	181,364
14,175,912	FHMS, Series K-053 X1#~	0.88%	12/25/2025	294,950
8,879,638	FHMS, Series K-055 X1#~	1.35%	03/25/2026	308,915
5,810,190	FHMS, Series K-058 X1#~	0.92%	08/25/2026	157,916
6,234,418	FHMS, Series K-059 X1#~	0.30%	09/25/2026	56,713
26,455,830	FHMS, Series K-737 X1#~	0.64%	10/25/2026	492,690
53,346,809	FHMS, Series K-063 X1#~	0.28%	01/25/2027	502,143
20,905,012	FHMS, Series K-064 X1#~	0.60%	03/25/2027	444,397
5,639,449	FHMS, Series Q-013 XPT2#~	1.81%	05/25/2027	160,685
5,275,991	FHMS, Series K-W03 X1#~	0.83%	06/25/2027	133,298
12,196,395	FHMS, Series K-068 X1#~	0.42%	08/25/2027	204,005
28,736,341	FHMS, Series K-069 X1#~	0.35%	09/25/2027	417,355
31,140,871	FHMS, Series K-072 X1#~	0.37%	12/25/2027	478,853
596,112	FHMS, Series Q-006 APT2#	2.76%	10/25/2028	563,872
24,749,389	FHMS, Series K-087 X1#~	0.36%	12/25/2028	465,840
17,908,678	FHMS, Series K-091 X1#~	0.56%	03/25/2029	521,569
12,610,821	FHMS, Series K-092 X1#~	0.71%	04/25/2029	462,886
6,249,815	FHMS, Series K-093 X1#~	0.95%	05/25/2029	298,576
10,939,793	FHMS, Series K-094 X1#~	0.88%	06/25/2029	494,121
14,462,244	FHMS, Series K-103 X1#~	0.64%	11/25/2029	512,026
65,392,313	FHMS, Series K-139 X1#~	0.09%	01/25/2032	539,303
367,399	FHMS, Series Q-004 A2H#	3.17%	01/25/2046	365,218
153,048	FHMS, Series Q-010 APT1#	3.06%	04/25/2046	153,498
840,931	FHMS, Series Q-004 A4H#	3.01%	08/25/2046	836,035
870,903	FHMS, Series Q-007 APT1#	4.04%	10/25/2047	868,487
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 98.7% (Continued)
837,830	FHS, Series 366 IO, Pool~	4.00%	08/01/2049	151,513
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	964,468
11,595	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.43%	10/01/2025	11,488
23,473	FNMA, Pool# 344903	5.50%	10/01/2025	23,575
42,084	FNMA, Pool# 356232	6.50%	01/01/2026	43,193
18,802	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	3.90%	05/01/2026	18,304
34,341	FNMA, Pool# 356329 (1 Year CMT Rate + 2.65%)	4.78%	01/01/2027	33,629
12,605	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	2.90%	04/01/2027	12,383
22,667	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	3.47%	11/01/2027	22,300
150,000	FNMA, Pool# AN8842	3.32%	04/01/2028	141,143
2,717,353	FNMA, Pool# BL0387	4.28%	05/01/2028	2,691,804
423,276	FNMA, Pool# 257203	5.00%	05/01/2028	426,203
779,786	FNMA, Pool# 958720	5.65%	10/01/2028	805,088
335,690	FNMA, Pool# 957502	3.98%	07/01/2029	327,297
29,669	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	4.22%	11/01/2029	29,117
66,339	FNMA, Pool# AL0898	5.00%	02/01/2031	66,801
1,253,657	FNMA, Pool# AI4717	4.50%	07/01/2031	1,246,416
29,321	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	3.26%	08/01/2031	28,575
2,150,000	FNMA, Pool# BL4313	2.31%	09/01/2031	1,831,994
30,584	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	4.54%	09/01/2031	30,237
8,478	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	3.40%	03/01/2032	8,148
800,242	FNMA, Pool# 470828	3.53%	03/01/2032	745,753
8,101	FNMA, Pool# 628837	6.50%	03/01/2032	8,314
13,286	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	3.40%	04/01/2032	12,768
33,308	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	4.30%	09/01/2032	32,924
27,384	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	4.02%	11/01/2032	26,984
25,356	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	3.63%	03/01/2033	24,725
5,577	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	3.28%	07/01/2033	5,469
28,402	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.27%	11/01/2033	27,747
11,944	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	4.34%	11/01/2033	11,702
23,853	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.41%	12/01/2033	23,458
25,676	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	2.90%	02/01/2034	25,215
25,889	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	3.28%	04/01/2034	25,510
103,593	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	4.21%	07/01/2034	102,515
2,914	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	2.12%	03/01/2035	2,848
38,456	FNMA, Pool# 889829	5.00%	07/01/2035	39,340
31,264	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	4.07%	08/01/2035	30,903
450,145	FNMA, Pool# AL7654	3.00%	09/01/2035	419,097
20,806	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	4.04%	09/01/2035	20,575
48,383	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	4.02%	10/01/2035	47,813
112,402	FNMA, Pool# 842006	4.25%	10/01/2035	110,012
19,088	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	3.70%	11/01/2035	19,468
236,371	FNMA, Pool# 850232	4.25%	12/01/2035	231,761
11,508	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	1.94%	03/01/2036	11,251
219,702	FNMA, Pool# AB0577	4.00%	03/01/2036	207,855
10,394	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	4.24%	03/01/2036	10,571
17,350	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.74%)	2.61%	04/01/2036	17,223
34,958	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	3.31%	05/01/2036	34,126
17,635	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	3.53%	05/01/2036	17,342
4,314	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.88%)	4.13%	06/01/2036	4,251
15,881	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.83%)	4.08%	07/01/2036	15,728
221,559	FNMA, Pool# 896838	5.45%	07/01/2036	220,002
74,478	FNMA, Pool# 745818	6.50%	09/01/2036	77,388
27,406	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.82%)	3.32%	05/01/2037	26,861
43,790	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.08%)	3.54%	08/01/2037	44,090
26,894	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	3.95%	08/01/2037	26,539

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 98.7% (Continued)
31,245	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	4.16%	09/01/2037	31,636
1,485,454	FNMA, Pool# MA3208	4.50%	10/01/2037	1,456,686
69,231	FNMA, Pool# 955233	6.50%	12/01/2037	72,083
5,837	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	3.59%	05/01/2038	5,694
217,046	FNMA, Pool# AD0100	7.00%	12/01/2038	232,899
85,420	FNMA, Pool# 930507	6.50%	02/01/2039	87,976
1,464,212	FNMA, Pool# AS2249	4.00%	04/01/2039	1,409,285
218,106	FNMA, Pool# AL0407	6.50%	04/01/2039	224,323
162,962	FNMA, Pool# AD0427	5.50%	10/01/2039	169,264
238,216	FNMA, Pool# AD0941	5.50%	04/01/2040	247,428
583,099	FNMA, Pool# 467095	5.90%	01/01/2041	609,105
282,108	FNMA, Pool# AH8447	5.50%	04/01/2041	285,032
905,775	FNMA, Pool# 469130	4.87%	10/01/2041	878,486
232,683	FNMA, Pool# BC1738	4.50%	09/01/2043	228,706
220,524	FNMA, Pool# AS1429	4.00%	12/01/2043	212,990
238,782	FNMA, Pool# AV7739	4.00%	01/01/2044	232,781
139,703	FNMA, Pool# AW6485	4.00%	06/01/2044	135,448
192,398	FNMA, Pool# AY0382	4.00%	11/01/2044	185,630
343,651	FNMA, Pool# AW9534	4.00%	03/01/2045	335,011
178,505	FNMA, Pool# AZ4154	4.00%	06/01/2045	175,764
1,022,724	FNMA, Pool# AZ7828	4.00%	08/01/2045	981,774
518,052	FNMA, Pool# BA3674	4.50%	10/01/2045	510,024
320,725	FNMA, Pool# BC6366	4.50%	02/01/2046	315,492
194,247	FNMA, Pool# BD1241	4.50%	05/01/2046	190,327
702,806	FNMA, Pool# BD5189	4.50%	07/01/2046	691,776
169,741	FNMA, Pool# BD8599	4.50%	11/01/2046	167,084
294,737	FNMA, Pool# BH7686	4.50%	12/01/2047	287,076
514,740	FNMA, Pool# BJ8287	4.50%	01/01/2048	503,296
353,253	FNMA, Pool# BK5105	5.50%	05/01/2048	358,618
381,602	FNMA, Pool# BK8032	5.50%	06/01/2048	388,257
1,000,000	FNMA, Pool# AN9931	4.24%	08/01/2048	916,522
183,867	FNMA, Pool# BN4936	5.50%	12/01/2048	185,136
105,981	FNMA, Pool# BN4921	5.50%	01/01/2049	106,685
2,687,557	FNMA, Pool# BP5419	3.00%	05/01/2050	2,415,520
1,468,473	FNMA, Pool# BQ6307	2.00%	11/01/2050	1,203,679
3,006,420	FNMA, Pool# BQ3248	2.00%	11/01/2050	2,463,807
1,026,498	FNMA, Pool# MA4208	2.00%	12/01/2050	842,058
856,675	FNMA, Pool# BR5634	2.00%	03/01/2051	705,406
3,845,969	FNMA, Pool# FM8754	3.00%	09/01/2051	3,409,626
480,992	FNMA, Pool# FS1480	2.50%	11/01/2051	410,802
5,292,504	FNMA, Pool# FM9760	3.50%	11/01/2051	4,829,880
1,203,285	FNMA, Pool# MA4492	2.00%	12/01/2051	984,243
3,470,832	FNMA, Pool# FS0348	2.00%	01/01/2052	2,856,804
3,209,533	FNMA, Pool# CB2539	2.50%	01/01/2052	2,744,136
3,181,208	FNMA, Pool# CB2548	2.50%	01/01/2052	2,706,597
1,122,992	FNMA, Pool# FS0731	2.00%	02/01/2052	924,587
2,783,455	FNMA, Pool# CB2909	3.50%	02/01/2052	2,537,781
4,180,684	FNMA, Pool# CB3103	2.50%	03/01/2052	3,587,915
2,921,775	FNMA, Pool# FS0832	3.50%	03/01/2052	2,664,648
1,468,202	FNMA, Pool# FS0922	3.50%	03/01/2052	1,339,146
2,712,995	FNMA, Pool# BV4532	3.50%	03/01/2052	2,473,959
2,041,420	FNMA, Pool# MA4565	3.50%	03/01/2052	1,860,135
4,548,885	FNMA, Pool# FS0945	4.00%	03/01/2052	4,280,039
3,877,288	FNMA, Pool# FS1521	3.00%	04/01/2052	3,437,647
758,452	FNMA, Pool# BW0025	4.00%	07/01/2052	714,517
19,585	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	19,656

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 98.7% (Continued)
1,994,845	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	1,864,617
696,278	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	28,694
53,096	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	2,711
131,514	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	1,063
5,652,029	FNMA REMIC Trust, Series 2020-M15 X1#~	1.48%	09/25/2031	319,028
23,849,558	FNMA REMIC Trust, Series 2019-M23 X3#~	0.32%	10/27/2031	421,856
107,934	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	108,280
161,105	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	158,318
292,746	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	299,580
1,283,287	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	158,205
7,251,728	FNMA REMIC Trust, Series 2021-95 WI#~	0.00%	05/25/2035	164,445
1,744,679	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	1,757,408
634,266	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	645,608
289,860	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	294,161
889,789	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	904,378
410,923	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	420,634
418,000	FNMA REMIC Trust, Series 2008-2 PH	5.50%	02/25/2038	428,306
616,971	FNMA REMIC Trust, Series 2009-20 DS (1 Month LIBOR USD + 7.40%)~	3.01%	04/25/2039	65,786
1,033,456	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	1,032,778
854,598	FNMA REMIC Trust, Series 2012-27 PI~	4.50%	02/25/2042	80,787
53,721	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	4.94%	02/25/2042	52,868
307,862	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	40,018
6,744	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	6,416
1,873	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	1,826
11,240	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	10,909
6,437	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	6,225
7,509	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	7,374
355,434	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	69,803
203,286	FNMA REMIC Trust, Series 2018-86 JA	4.00%	05/25/2047	196,798
930,866	FNMA REMIC Trust, Series 2019-37 IM~	5.00%	07/25/2049	134,386
4,814,457	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2051	671,537
24,700,000	FNMA, 2.00%, Due TBA January	2.00%	01/15/2053	20,140,946
1,500,000	FNMA, 2.50%, Due TBA January	2.50%	01/15/2053	1,272,652
13,650,000	FNMA, 3.50%, Due TBA January	3.50%	01/15/2053	12,421,056
19,450,000	FNMA, 4.00%, Due TBA January	4.00%	01/15/2053	18,267,067
696,139	FREMF Mortgage Trust, Series 2020-KF74 B (1 Month LIBOR USD + 2.15%)^	6.29%	01/25/2027	679,785
1,672,047	FREMF Mortgage Trust, Series 2019-KF59 B (1 Month LIBOR USD + 2.35%)^	6.49%	02/25/2029	1,562,481
860,410	FREMF Mortgage Trust, Series 2019-KF73 B (1 Month LIBOR USD + 2.45%)^	6.59%	11/25/2029	834,526
700,000	FREMF Mortgage Trust, Series 2017-K68 B#^	3.84%	10/25/2049	643,051
16,121	GNMA, Pool# 783374X	5.50%	02/15/2023	16,066
32,798	GNMA, Pool# 728160X	5.25%	11/15/2024	33,624
166,773	GNMA, Pool# 623145X	5.50%	10/15/2028	169,637
778,841	GNMA, Pool# 589694X	4.50%	08/15/2029	765,074
27,864	GNMA, Pool# 728157X	3.75%	11/15/2029	27,021
237,460	GNMA, Pool# 770225C	4.25%	08/20/2031	240,416
277,535	GNMA, Pool# 003160M	6.00%	11/20/2031	290,943
370,890	GNMA, Pool# 003489M	6.00%	12/20/2033	392,215
197,273	GNMA, Pool# 782173M	5.50%	05/20/2035	205,577
710,221	GNMA, Pool# MA7106M	2.00%	01/20/2036	635,213
700,925	GNMA, Pool# MA7164M	2.00%	02/20/2036	626,949
51,456	GNMA, Pool# 784315X	6.00%	06/15/2036	53,699
266,123	GNMA, Pool# 770226C	4.75%	06/20/2036	265,357
119,068	GNMA, Pool# 004194M	5.50%	07/20/2038	122,019
406,226	GNMA, Pool# MA7834M	6.00%	01/20/2052	430,217
1,898,379	GNMA, Pool# CJ2171C	4.00%	05/20/2052	1,794,214
705,019	GNMA, Pool# AC0521C	5.50%	05/20/2042	740,925

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 98.7% (Continued)
882,127	GNMA, Pool# BM9287C	4.00%	08/20/2049	842,144
3,408,276	GNMA, Pool# CM0231H (1 Year CMT Rate + 2.12%)	5.49%	02/20/2072	3,617,169
3,619,670	GNMA, Pool# CM0214H (1 Year CMT Rate + 2.09%)	5.46%	02/20/2072	3,835,791
257,154	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	10,261
382,502	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	380,048
67,860	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	69,117
412,006	GNMA REMIC Trust, Series 2012-52 WA#	6.20%	04/20/2038	427,646
690,734	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	100,232
422,213	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	58,714
484,470	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	490,483
681,907	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	69,700
491,682	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	73,801
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	544,085
883,825	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	174,102
246,576	GNMA REMIC Trust, Series 2016-112 AW#	7.02%	12/20/2040	261,584
1,146,834	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	187,295
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	675,562
577,711	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	69,272
830,676	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	116,947
371,236	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	46,428
958,844	GNMA REMIC Trust, Series 2011-127 C#	3.50%	03/16/2047	899,621
315,167	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	295,067
4,299	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	4,273
2,063,868	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	1.85%	11/20/2047	228,470
108,395	GNMA REMIC Trust, Series 2018-166 BA	3.50%	11/20/2047	106,644
2,108,383	GNMA REMIC Trust, Series 2018-036 LI~	5.00%	03/20/2048	298,071
535,358	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	512,628
579,422	GNMA REMIC Trust, Series 2019-162 KB	2.00%	12/20/2049	388,103
552,000	GNMA REMIC Trust, Series 2021-050 PL	1.25%	03/20/2051	263,167
1,840,304	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	1,396,979
1,089,459	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	730,076
1,791,418	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,506,653
2,828,173	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	2,398,550
1,122,218	GNMA REMIC Trust, Series 2014-135 I0#~	0.42%	01/16/2056	20,479
1,128,093	GNMA REMIC Trust, Series 2015-172 I0#~	0.62%	03/16/2057	25,306
2,181,409	GNMA REMIC Trust, Series 2016-40 I0#~	0.62%	07/16/2057	50,212
1,468,324	GNMA REMIC Trust, Series 2016-56 I0#~	1.00%	11/16/2057	61,287
2,162,559	GNMA REMIC Trust, Series 2016-98 I0#~	0.87%	05/16/2058	87,650
3,772,887	GS Mortgage-Backed Securities Trust, Series 2022-LTV1 A8#^	3.00%	06/25/2052	3,392,945
4,392,829	JP Morgan Mortgage Trust, Series 2021-INV4 A2#^	3.00%	01/25/2052	3,682,426
3,371,474	JP Morgan Mortgage Trust, Series 2022-LTV2 A3#^	3.50%	09/25/2052	2,996,311
6,076,183	Mello Mortgage Capital Acceptance, Series 2021-INV4 A3#^	2.50%	12/26/2051	4,888,954
3,422,517	Mello Mortgage Capital Acceptance, Series 2022-INV2 A2#^	3.50%	04/25/2052	2,973,579
3,217,899	RCKT Mortgage Trust, Series 2021-6 A1#^	2.50%	12/25/2051	2,603,146
3,043,895	RCKT Mortgage Trust, Series 2022-1 A5#^	2.50%	01/25/2052	2,627,133
3,167,694	RCKT Mortgage Trust, Series 2022-4 A1#^	4.00%	06/25/2052	2,860,205
298,529	SBA, Pool# 522053 (PRIME + 0.60%)	6.85%	05/25/2026	300,639
2,088,853	Sequoia Mortgage Trust, Series 2021-1 A1#^	2.50%	03/25/2051	1,692,396
Total Mortgage Backed Securities (Cost $316,016,898)				295,984,119

Asset Backed Securities — 6.8%
3,500,000	American Express Credit Account Master Trust, Series 2022-2 A	3.39%	05/17/2027	3,402,317
1,887,718	American Homes 4 Rent Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	1,823,087
2,130,000	American Homes 4 Rent Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,062,845
2,316,966	American Homes 4 Rent Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	2,232,858
312,913	American Homes 4 Rent Trust, Series 2015-SFR1 A^	3.47%	04/18/2052	298,376
215,035	American Homes 4 Rent Trust, Series 2015-SFR2 A^	3.73%	10/18/2052	203,638

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 6.8% (Continued)
250,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	238,875
1,404,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	1,257,729
1,505,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	1,362,199
757,311	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	724,451
380,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	348,216
787,297	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	748,683
439,603	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	421,397
1,449,906	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,058,810
1,089,846	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	1,027,584
410,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	381,975
1,505,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,417,180
1,500,000	Verizon Master Trust, Series 2022-4 A+	3.40%	11/20/2028	1,454,987
Total Asset Backed Securities (Cost $21,874,522)				20,465,207

U.S. Treasury Notes — 0.3%
1,000,000	United States Treasury Note	2.88%	05/15/2032	925,000
Total U.S. Treasury Notes (Cost $1,009,032)				925,000

Municipal Bonds — 0.2%
505,000	Colorado Health Facilities Authority	2.80%	12/01/2026	468,463
Total Municipal Bonds (Cost $505,000)				468,463

Short-Term Investments — 10.9%

Money Market Funds — 10.9%
32,811,634	First American Government Obligations Fund — Class Z, 4.05%*			32,811,634
Total Short-Term Investments (Cost $32,811,634)				32,811,634
Total Investments — 116.9% (Cost $372,217,086)				350,654,423
Liabilities in Excess of Other Assets — (16.9)%				(50,820,065)
NET ASSETS — 100.0%				$299,834,358

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security.
*	Annualized seven-day yield as of the date of this report.
+	Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	98.7%
Money Market Funds	10.9%
Asset Backed Securities	6.8%
U.S. Treasury Notes	0.3%
Municipal Bonds	0.2%
Other Assets and Liabilities	(16.9)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	38	03/22/2023	$4,277,160	$4,267,281	$(9,879)
U.S. Treasury Long Bond Futures	7	03/22/2023	876,984	877,406	422
U.S. 10-Year Ultra Futures	39	03/22/2023	4,621,585	4,612,969	(8,616)
U.S. Treasury Ultra Bond Futures	15	03/22/2023	2,002,901	2,014,687	11,786
			$11,778,630	$11,772,343	$(6,287)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(44)	03/31/2023	$(4,762,857)	$(4,748,906)	$13,951
U.S. Treasury 2-Year Note Futures	(152)	03/31/2023	(31,222,961)	(31,171,875)	51,086
			$(35,985,818)	$(35,920,781)	$65,037

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory – WMC Strategic European Equity Fund Institutional Shares (the “Fund”) increased 4.58% in value. During the same period, the MSCI Europe Index, the Fund’s benchmark, increased 7.24%.

For the 6 months ended December 31, 2022, the portfolio underperformed the benchmark. Sector allocation, a result of our bottom-up stock selection process, was the primary driver of relative underperformance, driven by the Fund’s overweight to communication services and underweights to energy and consumer discretionary. This was partially offset by an overweight to industrials and financials. Security selection also detracted from relative performance. Selection in health care, industrials, and consumer discretionary detracted most, while stronger selection within financials, communication services, and consumer staples contributed.

From an individual stock perspective, our top relative contributors were Publicis Groupe (communication services), Erste Group (financials), and Beazley (financials). Our top relative detractors were United Internet (communication services), Grifols (health care), and Fresenius SE & Co (health care). During the period, we purchased new positions in Haleon, Bayer, and AIB Group. We sold our positions in GSK and Fresenius SE & Co.

Haleon is a British consumer health care company. It is the consumer spin off from GSK (July 2022), and key brands include Sensodyne, Advil, Centrum, Voltarol, Panadol, and Tums. We expect that Haleon will be resilient in a weaker economic environment due to its exposure to attractive consumer categories creating lower cyclicality. We like that the stock is trading at a discount and we believe it will continue to deliver moderate growth over the long term. In December, a series of lawsuits around legacy drug, Zantac, were dismissed by US courts. We believe this to be positive for the outlook of the stock removing any overhanging concerns for investors, increasing our position.

GSK is one of the largest pharmaceutical companies in the world. The company focuses on several therapeutic classes, including respiratory, oncology, and antiviral, as well as vaccines and consumer health care. GSK benefits from patents, economies of scale, a diversified portfolio of brands, solid brand power and a strong distribution network. We have owned the stock since 2011 and it has been a positive contributor to performance, however we sold our position over the period amid heightened fears around the company’s Zantac litigation, purchasing Haleon instead.

Sincerely,

Carl Dirk Enderlein, CFA, Senior Managing Director, and Equity Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 92.9%

Austria — 3.8%
164,719	Erste Group Bank AG	5,270,205
30,367	Porr AG	380,816
53,565	Vienna Insurance Group AG
	Wiener Versicherung Gruppe	1,280,118
		6,931,139
Belgium — 4.0%
28,386	KBC Group NV	1,827,635
68,952	UCB S.A.	5,432,953
		7,260,588
Czech Republic — 0.9%
54,007	Komercni banka, as	1,560,690

Denmark — 0.7%
16,885	Royal Unibrew A/S	1,200,024

France — 13.4%
35,830	Amundi S.A.	2,031,874
104,096	Bureau Veritas S.A.	2,743,336
5,782	Dassault Aviation S.A.	980,584
292,616	Elis S.A.	4,319,318
9,266	Legrand S.A.	742,961
66,580	Publicis Groupe S.A.	4,253,269
29,285	Safran S.A.	3,668,050
3,862	Somfy S.A.	590,144
162,927	Technip Energies NV	2,561,460
16,744	Thales S.A.	2,139,353
		24,030,349
Germany — 14.4%
63,357	Bayer AG	3,260,979
15,612	Beiersdorf AG	1,784,006
66,041	Brenntag SE	4,211,741
5,980	Hannover Rueck SE	1,179,896
108,193	Hensoldt AG	2,563,093
50,588	Jenoptik AG	1,375,902
31,553	Rheinmetall AG	6,281,430
20,594	Siemens Healthineers AG	1,027,259
179,457	United Internet AG	3,618,667
14,835	Washtec AG	548,249
		25,851,222
Ireland — 1.6%
776,679	AIB Group PLC	2,981,200

Italy — 0.1%
22,931	MARR SpA	279,955

Netherlands — 2.6%
18,486	Heineken NV	1,741,232
49,242	QIAGEN NV*	2,475,413
3,920	Wolters Kluwer NV	410,169
		4,626,814
Portugal — 1.0%
83,352	Jeronimo Martins SGPS S.A.	1,803,356

Spain — 4.7%
142,847	Almirall S.A.	1,381,226
493,045	Bankinter S.A.	3,303,162
87,511	Fluidra S.A.	1,360,707
205,731	Grifols S.A.*	2,375,858
		8,420,953
Sweden — 4.3%
61,395	Alfa Laval AB	1,775,994
58,106	Assa Abloy AB	1,249,818
92,592	Hexpol AB	987,954
60,292	Sandvik AB	1,089,572
111,667	Trelleborg AB	2,579,354
		7,682,692
Switzerland — 6.6%
23,818	Julius Baer Group, Ltd.	1,386,234
49,416	Novartis AG	4,472,022
321,616	UBS Group AG	5,977,628
		11,835,884
United Kingdom — 34.8%
530,382	BAE Systems PLC	5,478,026
388,377	Beazley PLC	3,176,325
170,825	British American Tobacco PLC	6,757,555
100,701	Bunzl PLC	3,350,355
70,689	Compass Group PLC	1,632,361
1,014,833	ConvaTec Group PLC	2,842,226
112,509	CRH PLC	4,474,486
1,508,245	Haleon PLC*	5,967,576
109,349	Hikma Pharmaceuticals PLC	2,037,827
125,882	IMI PLC	1,966,014
33,398	Next PLC	2,340,235
362,796	Prudential PLC	4,946,855
452,010	Rotork PLC	1,679,774
297,367	RS Group PLC	3,201,812
120,902	Savills PLC	1,204,177
314,119	Smith & Nephew PLC	4,195,026
157,140	Smiths Group PLC	3,015,857
52,714	Spectris PLC	1,909,661
254,600	WPP PLC	2,515,457
		62,691,605
Total Common Stocks (Cost $141,602,368)		167,156,471

Preferred Stocks — 1.5%

Germany — 1.1%
56,327	Fuchs Petrolub SE	1,968,880

Spain — 0.4%
80,360	Grifols S.A.*	676,891
Total Preferred Stocks (Cost $2,791,641)		2,645,771

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 3.6%

Money Market Funds — 3.6%
6,485,797	First American Government
	Obligations Fund — Class Z, 4.05%#	6,485,797
Total Short-Term Investments (Cost $6,485,797)		6,485,797
Total Investments — 98.0% (Cost $150,879,806)		176,288,039
Other Assets in Excess of Liabilities — 2.0%		3,604,385
NET ASSETS — 100.0%		$179,892,424

*	Non-Income Producing.
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	34.8%
Germany	15.5%
France	13.4%
Switzerland	6.6%
Spain	5.1%
Sweden	4.3%
Belgium	4.0%
Austria	3.8%
Money Market Funds	3.6%
Netherlands	2.6%
Ireland	1.6%
Portugal	1.0%
Czech Republic	0.9%
Denmark	0.7%
Italy	0.1%
Other Assets and Liabilities	2.0%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory Emerging Markets Select Fund Institutional Shares (the “Fund”) fell 0.82% in value. During the same period, the MSCI Emerging Markets Index, the Fund’s benchmark, fell 2.99%.

Rising inflation and interest rates continued to negatively impact higher-valuation growth stocks in the second half of 2022.  For example, the MSCI Emerging Markets Value Index fell 2.26%, outperforming its counterpart, the MSCI Emerging Markets Growth Index, which fell 3.66%.  This benefited the Fund given the strategy’s emphasis on reducing valuation risk.  Stock selection within the consumer discretionary, financials, and information technology sectors drove the Fund’s positive relative performance, offsetting slightly negative selection within materials, communication services, and real estate.  Sector allocation, primarily a result of the bottom-up stock selection process, was not a material driver of relative performance during the period.  On a regional basis, the strategy’s overweight to the Asia Pacific region was a slight drag on performance but this was offset by a slight overweight to Central Asia (India).

The top individual stock contributor was Turkish bank Akbank which announced a string of results that bested expectations as the company benefitted from robust net interest income.  The position in Akbank was trimmed during the period given its increased valuation.  The second largest contributor, Flex Ltd., an American and Singaporean leading outsourced electronics assembler, rose after reporting earnings that beat consensus and prior guidance, driven by strength across all end markets (excluding consumer electronics).  The largest detractor was the Fund’s investment in Baidu, a Chinese internet company, due to concerns over weaker enterprise advertising spend and softer consumer sentiment in China.  China Overseas Land & Investment, a partially state-owned homebuilder, was another top detractor.  Despite continued weakness in the Chinese real estate market, the company has maintained a strong balance sheet and bought property counter-cyclically which could drive returns should the housing market rebound.

New names added to the portfolio emphasized regions that have lagged such as the markets in Greater China and reducing exposure in regions that have performed better like India.  New positions in the period included Credicorp (Peruvian Bank), Ping An Insurance (Chinese P&C and Life Insurance), Midea Group (Chinese Household Appliances), Tencent Holdings (Chinese Internet & Gaming), and Li Ning (Chinese Sportwear).

Overall, the period can be characterized by a relatively volatile Chinese economy and the ongoing war in Ukraine, which have contributed to slower global GDP growth, higher global interest rates, and weaker emerging market currencies.  The outlook for China has improved as the government reversed its zero-Covid policy and reopened the economy while it has also taken measures to support the real estate market.  The market volatility associated with these macro crosswinds has highlighted the quality of the businesses already owned by the Fund.  It should also lead to a growing number of opportunities to buy high quality businesses at discounted valuations, which we believe provides the potential to outperform the broader market.

Sincerely,

Jordan Wruble
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.6%

Brazil — 1.9%
2,384,800	Ambev S.A.	6,518,067
865,900	Neoenergia S.A.	2,542,469
		9,060,536
China — 39.6%
948,664	AIA Group, Ltd.	10,476,468
566,100	Alibaba Group Holding, Ltd.*	6,211,766
380,757	ANTA Sports Products, Ltd.	4,952,414
399,278	Baidu, Inc.*	5,693,999
44,007	Baidu, Inc. ADR*	5,033,521
1,636,000	Brilliance China Automotive Holdings, Ltd.*	915,940
4,513,000	China Construction Bank Corp.	2,822,383
977,827	China Mengniu Dairy Co., Ltd.	4,409,133
2,201,246	China Overseas Land & Investment, Ltd.	5,760,380
1,603,400	China Pacific Insurance Group Co.. Ltd.	3,545,623
399,898	China Resources Beer Holdings Co., Ltd.	2,781,523
137,381	China Tourism Group Duty Free Corp., Ltd.	4,252,445
38,700	Contemporary Amperex Technology Co., Ltd.	2,180,662
1,100,000	Dongfeng Motor Group Co., Ltd.	628,518
1,067,000	Galaxy Entertainment Group, Ltd.	7,015,158
2,203,400	GF Securities Co., Ltd.	3,154,295
135,248	H World Group Ltd.	576,622
77,232	H World Group Ltd. ADR	3,276,182
914,200	Haier Smart Home Co., Ltd.	3,102,868
262,600	Hangzhou Tigermed Consulting Co., Ltd.	3,944,334
146,157	Hong Kong Exchanges & Clearing Ltd.	6,280,404
504,995	Inner Mongolia Yili Industrial Group Co., Ltd.	2,245,530
489,505	KE Holdings, Inc.*	2,283,500
130,648	KE Holdings, Inc. ADR*	1,823,846
13,283	Kweichow Moutai Co., Ltd.	3,285,897
4,718,000	Lenovo Group, Ltd.	3,842,801
472,500	Li Ning Co., Ltd.	4,063,030
408,002	Meituan*	9,039,625
267,200	Midea Group Co., Ltd.	1,982,970
270,018	NetEase, Inc.	3,916,345
7,991,000	Pacific Basin Shipping Ltd.	2,692,045
299,500	Ping An Insurance Group Co. of China, Ltd.	1,967,639
1,237,200	Sany Heavy Industry Co., Ltd.	2,801,051
84,000	Shenzhen Mindray Bio-Medical
	Electronics Co., Ltd.	3,809,194
242,400	Shenzhou International Group Holdings Ltd.	2,703,210
315,605	Techtronic Industries Co., Ltd.	3,505,376
472,741	Tencent Holdings, Ltd.	20,044,390
189,017	Trip.com Group, Ltd.*	6,519,120
171,529	Trip.com Group, Ltd. ADR*	5,900,598
268,203	Tsingtao Brewery Co., Ltd.	2,641,022
215,994	Yifeng Pharmacy Chain Co., Ltd.	1,984,269
757,500	YTO Express Group Co., Ltd.	2,185,602
2,099,500	Yue Yuen Industrial Holdings, Ltd.	2,938,189
61,290	Yum China Holdings, Inc.	3,349,499
91,374	ZTO Express Cayman, Inc.	2,475,386
100,570	ZTO Express Cayman, Inc. ADR	2,702,316
		187,717,088
Hungary — 0.9%
163,961	OTP Bank PLC	4,455,002

India — 12.4%
516,605	Aurobindo Pharma, Ltd.	2,735,592
490,570	Axis Bank, Ltd.	5,520,700
431,742	Container Corp. of India, Ltd.	3,849,457
243,913	Godrej Consumer Products, Ltd.*	2,573,461
151,826	Godrej Properties, Ltd.*	2,244,111
216,587	HDFC Bank, Ltd.	4,248,042
686,424	ICICI Bank, Ltd.	7,383,023
195,850	Larsen & Toubro, Ltd.	4,922,559
276,291	Macrotech Developers, Ltd.*	3,636,716
259,756	Mahindra & Mahindra, Ltd.	3,910,559
244,080	Reliance Industries, Ltd.	7,493,406
298,111	Shriram Finance Ltd.	4,948,716
84,602	Siemens, Ltd.	2,884,596
321,664	State Bank of India	2,378,699
		58,729,637
Indonesia — 2.6%
8,837,800	Bank Central Asia Tbk PT	4,846,104
5,486,800	Bank Mandiri Persero Tbk PT	3,498,903
6,346,400	Bank Negara Indonesia Persero Tbk	3,760,036
		12,105,043
Malaysia — 0.8%
1,969,400	Malayan Banking Bhd	3,889,537

Russia — 0.0%
184,769	Sberbank of Russia PJSC ADR†+*	1,848

Singapore — 3.6%
226,924	DBS Group Holdings, Ltd.	5,743,810
1,637,100	Singapore Telecommunications Ltd.	3,138,800
150,200	United Overseas Bank, Ltd.	3,440,458
1,588,508	Wilmar International, Ltd.	4,948,800
		17,271,868
South Africa — 1.1%
316,543	Sasol, Ltd.	5,051,594

South Korea — 12.7%
124,399	DB Insurance Co., Ltd.	6,448,218
243,229	Hankook Tire & Technology Co., Ltd.	6,006,255
40,317	Hyundai Mipo Dockyard Co., Ltd.*	2,699,633
48,620	KB Financial Group, Inc.	1,862,761
19,167	Korea Shipbuilding & Offshore
	Engineering Co., Ltd.*	1,077,800
10,585	NCSoft Corp.	3,781,214
31,061	POSCO Holdings, Inc.	6,797,760
552,883	Samsung Electronics Co., Ltd.	24,267,828
226,245	Samsung Engineering Co., Ltd.*	4,002,445
118,140	Shinhan Financial Group Co., Ltd.	3,288,957
		60,232,871
Taiwan — 13.2%
217,756	Advantech Co., Ltd.	2,331,610
8,111,000	Compal Electronics, Inc.	6,075,280
5,981,000	CTBC Financial Holding Co., Ltd.	4,291,871
322,693	Delta Electronics, Inc.	2,991,361
467,000	Elite Material Co., Ltd.	2,585,945
3,381,000	Hon Hai Precision Industry Co., Ltd.	10,958,606

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.6% (Continued)

Taiwan — 13.2% (Continued)
1,783,000	Lite-On Technology Corp.	3,684,858
2,030,457	Taiwan Semiconductor
	Manufacturing Co., Ltd.	29,489,268
		62,408,799
Thailand — 1.4%
436,800	Bangkok Bank PCL	1,894,838
217,700	Bangkok Bank PCL NVDR	929,297
1,223,500	SCB X PCL	3,769,129
		6,593,264
Turkey — 0.4%
1,756,743	Akbank T.A.S.	1,836,374

United Arab Emirates — 0.8%
1,554,633	Abu Dhabi Commercial Bank PJSC	3,804,677

United Kingdom — 0.8%
534,436	Standard Chartered PLC	3,986,121

United States — 2.4%
102,734	Cognizant Technology Solutions Corp.	5,875,357
19,368	Credicorp Ltd.	2,627,463
130,149	Flex, Ltd.*	2,792,998
		11,295,818
Total Common Stocks (Cost $427,472,348)		448,440,077

Preferred Stocks — 1.7%

Brazil — 1.7%
2,244,595	Cia Energetica de Minas Gerais	4,643,755
766,300	Itau Unibanco Holding S.A.	3,629,314
Total Preferred Stocks (Cost $7,303,616)		8,273,069

Short-Term Investments — 3.2%

Money Market Funds — 3.2%
15,335,109	First American Government
	Obligations Fund — Class Z, 4.05%#	15,335,109
Total Short-Term Investments (Cost $15,335,109)		15,335,109
Total Investments — 99.5% (Cost $450,111,073)		472,048,255
Other Assets in Excess of Liabilities — 0.5%		2,322,626
NET ASSETS — 100.0%		$474,370,881

*	Non-Income Producing.
ADR — American Depositary Receipt.
†	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
+
Restricted security as to resale. As of the date of this report, the Fund held restricted securities with a fair value of $1,848 or 0.0% of net assets. Security was acquired from December 2021 to February 2022 at an acquisition cost of $2,890,347.

NVDR — Non-Voting Depositary Receipt.
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

China	39.6%
Taiwan	13.2%
South Korea	12.7%
India	12.4%
Brazil	3.6%
Singapore	3.6%
Money Market Funds	3.2%
Indonesia	2.6%
United States	2.4%
Thailand	1.4%
South Africa	1.1%
Hungary	0.9%
United Kingdom	0.8%
Malaysia	0.8%
United Arab Emirates	0.8%
Turkey	0.4%
Russia	0.0%
Other Assets and Liabilities	0.5%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2022

Dear Shareholder:

During the six-month period ended December 31, 2022, the Brown Advisory – Beutel Goodman Large-Cap Value Fund Institutional Shares (the “Fund”) increased 10.70%. During the same period, the Russell 1000 Value Index, the Fund’s benchmark, increased 6.11%.

The early stages of the period saw an increase in volatility as persistently high inflation and aggressive interest rate hikes by central banks around the world set off a wave of indiscriminate selling. Equity markets rallied in the fourth quarter as inflation started to show signs of easing. This rally came to an abrupt halt in December, however, with investors discounting the prospect of a recession in 2023.

Relative outperformance was driven primarily by stock selection in communication services, health care, and a combination of both stock selection and overweight in consumer discretionary. The main detractor was a zero-weight allocation to energy.

From an individual stock perspective, Biogen, Omnicom Group and Ameriprise Financial were among the top contributors on an absolute-return basis. Biogen and its development partner, Eisai, announced their drug candidate (lecanemab) had achieved the primary goals in a large-scale Phase III trial to slow down the progression of Alzheimer’s disease. Market sentiment has improved meaningfully for Biogen and led to a rally of the stock price after the announcement. Global marketing communications firm Omnicom rose in part on a positive third-quarter earnings report, delivering 7.5% organic revenue growth. Profitability remained strong despite a challenging economic environment and management increased guidance for growth for the full year 2022. Despite a volatile period, Ameriprise turned in a solid performance.

The primary detractors from performance included MillerKnoll, Comcast and Carlyle Group. MillerKnoll’s fiscal year-end results showed the company making steady progress in a challenging environment. However, share underperformance has been the result of a dreadful inflationary hit to margins. While Comcast reported strong second-quarter earnings that beat market expectations, the company failed to add new broadband subscribers during the quarter. Carlyle Group was a recent addition to the portfolio.

We took advantage of market uncertainty during the period and initiated positions in three new stocks: Masco, Carlyle Group and Qualcomm. We exited positions in AutoZone, after deeming the company to be fully valued following process-driven trims conducted over the past year, and Verizon Communications.

The current environment is demonstrating how well-run businesses can operate and compete effectively during times of uncertainty. The guidance coming from companies we hold in the portfolios has, to date, reflected generally strong demand, although there is varying sensitivity around pricing as inflation works its way through the system.

In our experience, periods of volatility and uncertainty in markets create opportunities to add to our portfolios at depressed multiples, which is what we have done. We expect volatility in equity markets to continue, but in our view, with valuations and expectations for earnings already low, the portfolio is well positioned for the long term.

We thank you for your support and continued investment in the Fund.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 96.6%

Communication Services — 10.8%
1,007,685	Comcast Corp.	35,238,744
1,482,675	Interpublic Group of Companies, Inc.	49,387,904
911,152	Omnicom Group, Inc.	74,322,669
		158,949,317
Consumer Discretionary — 14.3%
949,275	eBay, Inc.	39,366,434
1,082,110	Gentex Corp.	29,509,140
1,551,364	Harley-Davidson, Inc.	64,536,742
446,030	Polaris, Inc.	45,049,030
955,250	Tempur Sealy International, Inc.	32,793,733
		211,255,079
Consumer Staples — 12.3%
1,067,380	Campbell Soup Co.	60,573,815
818,141	Kellogg Co.	58,284,365
459,125	Kimberly-Clark Corp.	62,326,219
		181,184,399
Financials — 14.5%
337,210	American Express Co.	49,822,778
132,760	Ameriprise Financial, Inc.	41,337,481
68,735	BlackRock, Inc.	48,707,683
871,880	Carlyle Group Inc.	26,016,899
830,310	SEI Investments Co.	48,407,073
		214,291,914
Health Care — 13.9%
197,531	AmerisourceBergen Corp.	32,732,862
264,645	Amgen, Inc.	69,506,363
201,100	Biogen, Inc.*	55,688,612
426,855	Merck & Co., Inc.	47,359,562
		205,287,399
Industrials — 15.5%
187,985	Cummins, Inc.	45,546,886
1,378,959	Flowserve Corp.	42,306,462
909,330	Masco Corp.	42,438,432
1,157,540	MillerKnoll, Inc.	24,319,915
78,120	Parker-Hannifin Corp.	22,732,920
506,060	Westinghouse Air Brake Technologies Corp.	50,509,849
		227,854,464
Information Technology — 14.6%
784,177	Amdocs, Ltd.	71,281,689
759,955	NetApp, Inc.	45,642,897
2,441,355	Gen Digital, Inc.	52,318,238
412,380	QUALCOMM, Inc.	45,337,057
		214,579,881
Materials — 0.7%
83,280	PPG Industries, Inc.	10,471,627
Total Common Stocks (Cost $1,311,082,969)		1,423,874,080

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
39,556,811	First American Government
	Obligations Fund — Class Z, 4.05%#	39,556,811
Total Short-Term Investments (Cost $39,556,811)		39,556,811
Total Investments — 99.3% (Cost $1,350,639,780)		1,463,430,891
Other Assets in Excess of Liabilities — 0.7%		10,062,404
NET ASSETS — 100.0%		$1,473,493,295

*	Non-Income Producing.
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Industrials	15.5%
Information Technology	14.6%
Financials	14.5%
Consumer Discretionary	14.3%
Health Care	13.9%
Consumer Staples	12.3%
Communication Services	10.8%
Money Market Funds	2.7%
Materials	0.7%
Other Assets and Liabilities	0.7%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,521,254,218	$321,910,855	$42,115,628	$4,957,344,776
Net unrealized appreciation (depreciation)	617,603,531	270,218,594	31,534,200	683,106,175
Total investments, at value	2,138,857,749	592,129,449	73,649,828	5,640,450,951
Receivables:
Fund shares sold	4,772,947	690,701	—	27,732,838
Interest and dividends	652,026	248,844	109,143	3,230,678
Foreign tax reclaims	—	—	16,859	—
Prepaid expenses and other assets	109,597	60,081	49,727	267,879
Total Assets	2,144,392,319	593,129,075	73,825,557	5,671,682,346
LIABILITIES
Payables:
Fund shares redeemed	2,274,993	656,997	166,397	8,531,551
Dividend withholding tax	46,504	16,518	—	—
Accrued Liabilities:
Investment advisory fees	1,093,292	224,421	36,032	2,643,858
Service fees	83,089	51,520	7,303	263,848
Administration, accounting and transfer agent fees	91,898	24,920	3,073	242,196
Business management fees	93,599	25,929	3,236	245,283
Trustee fees	15,037	5,572	451	36,266
Distribution fees	2,324	936	225	63,305
Professional fees	27,156	16,805	11,713	64,036
Custodian fees	10,524	3,893	643	32,682
Other liabilities	30,969	7,783	5,142	106,172
Total Liabilities	3,769,385	1,035,294	234,215	12,229,197
NET ASSETS	$2,140,622,934	$592,093,781	$73,591,342	$5,659,453,149

COMPONENTS OF NET ASSETS
Paid-in capital	$1,556,831,042	$316,809,687	$40,057,333	$5,060,559,951
Total distributable earnings (loss)	583,791,892	275,284,094	33,534,009	598,893,198
NET ASSETS	$2,140,622,934	$592,093,781	$73,591,342	$5,659,453,149
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,514,204,903	$196,792,278	$18,370,343	$3,646,810,950
Shares outstanding (unlimited shares authorized)	69,909,286	7,404,038	1,408,663	105,438,402
Net asset value per share	$21.66	$26.58	$13.04	$34.59
Investor Shares:
Net assets	$615,388,443	$391,039,831	$54,186,031	$1,721,297,978
Shares outstanding (unlimited shares authorized)	29,058,209	14,746,042	4,156,414	50,652,469
Net asset value per share	$21.18	$26.52	$13.04	$33.98
Advisor Shares:
Net assets	$11,029,588	$4,261,672	$1,034,968	$291,344,221
Shares outstanding (unlimited shares authorized)	570,444	161,131	79,453	8,816,459
Net asset value per share	$19.34	$26.45	$13.03	$33.05
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
ASSETS
Investments:
Total investments, at cost	$80,286,632	$1,797,082,803	$880,221,672	$38,261,022
Net unrealized appreciation (depreciation)	11,452,500	165,131,132	248,287,557	(1,655,095)
Total investments, at value	91,739,132	1,962,213,935	1,128,509,229	36,605,927
Receivables:
Investments sold	—	423,740	—	—
Fund shares sold	162,966	5,844,773	1,049,660	6,522,753
Interest and dividends	27,678	1,534,278	1,990,778	36,519
Foreign tax reclaims	762	—	—	—
Prepaid expenses and other assets	34,623	102,845	59,149	38,961
Total Assets	91,965,161	1,970,119,571	1,131,608,816	43,204,160
LIABILITIES
Payables:
Investments purchased	—	282,518	437,823	325,445
Fund shares redeemed	1,023,545	2,445,983	309,760	35,748
Accrued Liabilities:
Investment advisory fees, net	49,173	1,444,117	848,986	14,708
Service fees	2,948	101,244	76,499	202
Administration, accounting and transfer agent fees	4,794	82,311	48,488	2,095
Business management fees	4,104	84,948	49,940	1,505
Trustee fees	340	11,761	7,541	169
Distribution fees	—	2,005	634	—
Professional fees	11,101	30,377	22,925	9,563
Custodian fees	1,863	12,128	6,915	4,085
Other liabilities	7,741	57,852	14,539	7,523
Total Liabilities	1,105,609	4,555,244	1,824,050	401,043
NET ASSETS	$90,859,552	$1,965,564,327	$1,129,784,766	$42,803,117

COMPONENTS OF NET ASSETS
Paid-in capital	$99,805,920	$1,848,677,906	$866,971,675	$49,498,264
Total distributable earnings (loss)	(8,946,368)	116,886,421	262,813,091	(6,695,147)
NET ASSETS	$90,859,552	$1,965,564,327	$1,129,784,766	$42,803,117
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$68,045,023	$1,182,612,348	$538,242,128	$41,190,740
Shares outstanding (unlimited shares authorized)	5,721,672	29,242,814	19,986,722	5,031,518
Net asset value per share	$11.89	$40.44	$26.93	$8.19
Investor Shares:
Net assets	$22,814,529	$773,712,422	$588,655,319	$1,612,377
Shares outstanding (unlimited shares authorized)	1,934,165	38,446,361	21,884,889	197,357
Net asset value per share	$11.80	$20.12	$26.90	$8.17
Advisor Shares:
Net assets	$—	$9,239,557	$2,887,319	$—
Shares outstanding (unlimited shares authorized)	—	484,629	108,016	—
Net asset value per share	$—	$19.07	$26.73	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	SUSTAINABLE	INTERMEDIATE	TOTAL
	LEADERS	INTERNATIONAL	INCOME	RETURN
	FUND	LEADERS FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$960,642,999	$15,264,074	$119,646,279	$456,221,690
Investments – affiliated, at cost (Note 3)	—	—	16,952,513	—
Total investments, at cost	960,642,999	15,264,074	136,598,792	456,221,690
Net unrealized appreciation (depreciation) – unaffiliated	212,376,775	912,480	(9,692,207)	(18,587,656)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	(1,862,403)	—
Total net unrealized appreciation (depreciation)	212,376,775	912,480	(11,554,610)	(18,587,656)
Investments – unaffiliated, at value	1,173,019,774	16,176,554	109,954,072	437,634,034
Investments – affiliated, at value (Note 3)	—	—	15,090,110	—
Total investments, at value	1,173,019,774	16,176,554	125,044,182	437,634,034
Cash – segregated for open TBA transactions	—	—	—	785,000
Cash deposit at broker – futures contracts (Note 6)	—	—	553,902	928,489
Gross unrealized appreciation – futures contracts (Note 6)	—	—	37,496	736,308
Receivables:
Fund shares sold	16,463,126	14,600	—	446,940
Due from adviser, net	—	1,950	17,000	—
Interest and dividends	364,128	8,106	602,986	1,695,721
Foreign tax reclaims	1,138,377	4,381	—	—
Prepaid expenses and other assets	50,320	29,069	32,458	47,188
Total Assets	1,191,035,725	16,234,660	126,288,024	442,273,680
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	807	160,600
Payables:
Investments purchased	—	—	—	73,574,277
Fund shares redeemed	107,220	—	94,831	571,681
Accrued Liabilities:
Investment advisory fees, net	657,360	—	28,704	95,179
Service fees	10,019	182	5,433	283
Administration, accounting and transfer agent fees	48,433	933	9,672	19,179
Business management fees	50,566	687	5,433	15,863
Trustee fees	6,101	212	819	2,602
Distribution fees	—	—	686	—
Professional fees	23,776	8,546	12,659	16,401
Custodian fees	22,976	5,058	2,419	3,162
Other liabilities	7,271	9,040	3,143	7,409
Total Liabilities	933,722	24,658	164,606	74,466,636
NET ASSETS	$1,190,102,003	$16,210,002	$126,123,418	$367,807,044
COMPONENTS OF NET ASSETS
Paid-in capital	$1,053,947,893	$15,697,034	$142,930,419	$431,533,500
Total distributable earnings (loss)	136,154,110	512,968	(16,807,001)	(63,726,456)
NET ASSETS	$1,190,102,003	$16,210,002	$126,123,418	$367,807,044
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,112,579,318	$14,792,732	$—	$364,785,411
Shares outstanding (unlimited shares authorized)	59,118,427	1,628,693	—	41,862,398
Net asset value per share	$18.82	$9.08	$—	$8.71
Investor Shares:
Net assets	$77,522,685	$1,417,270	$122,967,756	$3,021,633
Shares outstanding (unlimited shares authorized)	4,131,363	156,346	12,786,195	346,927
Net asset value per share	$18.76	$9.06	$9.62	$8.71
Advisor Shares:
Net assets	$—	$—	$3,155,662	$—
Shares outstanding (unlimited shares authorized)	—	—	335,903	—
Net asset value per share	$—	$—	$9.39	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
ASSETS
Investments:
Total investments, at cost	$402,491,765	$168,695,765	$699,477,380	$286,398,680
Net unrealized appreciation (depreciation)	(19,037,470)	(8,115,660)	(27,880,706)	(13,716,547)
Total investments, at value	383,454,295	160,580,105	671,596,674	272,682,133
Cash – segregated for open TBA transactions	586,000	—	—	—
Cash deposit at broker – futures contracts (Note 6)	2,506,984	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	417,042	—	—	—
Receivables:
Fund shares sold	1,491,141	1,333,994	17,341,729	6,415,300
Interest and dividends	1,556,199	2,249,654	5,042,898	2,962,724
Prepaid expenses and other assets	45,095	17,900	65,574	65,842
Total Assets	390,056,756	164,181,653	694,046,875	282,125,999
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	163,654	—	—	—
Payables:
Investments purchased	61,367,763	—	3,327,135	2,500,448
Fund shares redeemed	60,426	1,260,119	3,009,455	4,309,745
Distribution to shareholders	—	311,691	1,558,557	404,073
Accrued Liabilities:
Investment advisory fees	83,376	41,272	179,152	64,488
Service fees	419	6,879	337	10,748
Administration, accounting and transfer agent fees	21,583	10,779	35,284	15,364
Business management fees	13,896	6,879	29,859	10,748
Trustee fees	1,737	2,340	4,235	3,441
Professional fees	14,237	14,153	17,102	13,263
Custodian fees	3,615	877	6,858	1,103
Other liabilities	5,783	2,775	6,566	4,340
Total Liabilities	61,736,489	1,657,764	8,174,540	7,337,761
NET ASSETS	$328,320,267	$162,523,889	$685,872,335	$274,788,238

COMPONENTS OF NET ASSETS
Paid-in capital	$376,771,449	$178,129,601	$787,521,788	$301,309,493
Total distributable earnings (loss)	(48,451,182)	(15,605,712)	(101,649,453)	(26,521,255)
NET ASSETS	$328,320,267	$162,523,889	$685,872,335	$274,788,238
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$318,508,729	$—	$678,338,560	$—
Shares outstanding (unlimited shares authorized)	36,693,756	—	73,968,267	—
Net asset value per share	$8.68	$—	$9.17	$—
Investor Shares:
Net assets	$9,811,538	$162,523,889	$7,533,775	$274,788,238
Shares outstanding (unlimited shares authorized)	1,129,730	16,707,638	821,120	30,442,994
Net asset value per share	$8.68	$9.73	$9.18	$9.03
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2022 (Unaudited)

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$372,217,086	$150,879,806	$450,111,073	$1,350,639,780
Net unrealized appreciation (depreciation)	(21,562,663)	25,408,233	21,937,182	112,791,111
Total investments, at value	350,654,423	176,288,039	472,048,255	1,463,430,891
Cash – segregated for open TBA transactions	357,000	—	—	—
Foreign currency (Cost of $—, $57,390, $633,357, and $—, respectively.)	—	57,690	633,314	—
Cash deposit at broker – futures contracts (Note 6)	366,751	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	77,245	—	—	—
Receivables:
Investments sold	27,666	—	28,152	—
Fund shares sold	100,084	123,617	1,466,727	8,167,841
Interest and dividends	1,262,341	233,174	2,147,887	2,780,207
Foreign tax reclaims	—	3,413,242	25,363	—
Prepaid expenses and other assets	44,637	48,647	56,003	65,541
Total Assets	352,890,147	180,164,409	476,405,701	1,474,444,480
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	18,495	—	—	—
Payables:
Investments purchased	52,772,447	55,581	60,377	—
Fund shares redeemed	120,016	19,769	1,456,844	200,635
Accrued Liabilities:
Investment advisory fees	79,076	139,010	361,232	569,812
Service fees	74	1,852	547	98
Administration, accounting and transfer agent fees	25,877	8,107	18,182	62,148
Business management fees	13,179	7,723	20,068	63,312
Trustee fees	2,279	2,213	2,714	7,099
Distribution fees	—	545	6	—
Professional fees	15,249	13,331	17,730	24,932
Custodian fees	4,627	17,043	85,726	12,349
Other liabilities	4,470	6,811	11,394	10,800
Total Liabilities	53,055,789	271,985	2,034,820	951,185
NET ASSETS	$299,834,358	$179,892,424	$474,370,881	$1,473,493,295

COMPONENTS OF NET ASSETS
Paid-in capital	$340,455,729	$180,811,134	$537,892,706	$1,373,546,095
Total distributable earnings (loss)	(40,621,371)	(918,710)	(63,521,825)	99,947,200
NET ASSETS	$299,834,358	$179,892,424	$474,370,881	$1,473,493,295
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$298,193,648	$165,483,887	$470,032,839	$1,472,669,539
Shares outstanding (unlimited shares authorized)	32,713,300	15,735,142	47,382,835	114,425,909
Net asset value per share	$9.12	$10.52	$9.92	$12.87
Investor Shares:
Net assets	$1,640,710	$11,841,218	$4,307,792	$823,756
Shares outstanding (unlimited shares authorized)	179,667	1,129,274	434,272	64,108
Net asset value per share	$9.13	$10.49	$9.92	$12.85
Advisor Shares:
Net assets	$—	$2,567,319	$30,250	$—
Shares outstanding (unlimited shares authorized)	—	248,250	3,037	—
Net asset value per share	$—	$10.34	$9.96	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$5,683,166	$2,862,265	$922,633	$18,978,665
Less: foreign taxes withheld	(143,273)	(93,406)	(1,307)	—
Interest Income	871,940	317,709	31,473	1,644,522
Total investment income	6,411,833	3,086,568	952,799	20,623,187
EXPENSES
Investment advisory fees	6,777,334	1,355,841	231,733	15,776,510
Service fees – Investor Shares (Note 3)	521,026	308,714	42,592	1,365,737
Service fees – Advisor Shares (Note 3)	8,546	3,381	833	231,522
Business management fees	581,750	156,877	19,311	1,465,697
Administration, accounting and transfer agent fees	299,218	80,145	10,567	754,972
Miscellaneous expenses	55,681	17,848	12,204	181,093
Professional fees	50,213	22,681	12,439	119,070
Trustee fees	71,363	20,288	2,297	169,377
Distribution fees – Advisor Shares (Note 3)	14,244	5,635	1,389	385,870
Custodian fees	37,515	10,333	1,621	88,967
Registration fees	48,444	20,557	19,892	148,139
Insurance fees	19,290	4,506	565	38,737
Total Expenses	8,484,624	2,006,806	355,443	20,725,691
Expenses waived by adviser – expense cap (Note 3)	—	—	(17,101)	—
Net Expenses	8,484,624	2,006,806	338,342	20,725,691
NET INVESTMENT INCOME (LOSS)	(2,072,791)	1,079,762	614,457	(102,504)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(21,364,790)	8,737,945	3,349,637	(7,843,963)
Net change in unrealized appreciation (depreciation) on investments	(34,141,079)	(3,935,400)	(333,670)	(162,336,573)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(55,505,869)	4,802,545	3,015,967	(170,180,536)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(57,578,660)	$5,882,307	$3,630,424	$(170,283,040)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
INVESTMENT INCOME
Dividend income	$187,306	$5,764,736	$9,745,403	$165,892
Less: foreign taxes withheld	(5,437)	(38,796)	—	(271)
Interest Income	79,265	2,443,377	579,454	36,945
Total investment income	261,134	8,169,317	10,324,857	202,566
EXPENSES
Investment advisory fees	369,358	8,556,195	5,110,508	155,204
Service fees – Investor Shares (Note 3)	17,682	581,621	449,308	1,044
Service fees – Advisor Shares (Note 3)	—	7,235	2,383	—
Business management fees	28,412	503,306	300,618	9,130
Administration, accounting and transfer agent fees	16,276	257,271	153,664	6,566
Miscellaneous expenses	14,905	135,623	30,236	13,935
Professional fees	12,400	47,926	34,300	9,899
Trustee fees	3,272	56,468	34,964	744
Distribution fees – Advisor Shares (Note 3)	—	12,058	3,972	—
Custodian fees	6,802	33,443	21,182	9,983
Registration fees	16,990	59,516	25,870	18,324
Insurance fees	1,008	15,092	8,311	189
Interest expense on line of credit	557	—	—	—
Total Expenses	487,662	10,265,754	6,175,316	225,018
Expenses waived by adviser – expense cap (Note 3)	(4,184)	—	—	(54,163)
Net Expenses	483,478	10,265,754	6,175,316	170,855
NET INVESTMENT INCOME (LOSS)	(222,344)	(2,096,437)	4,149,541	31,711
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(9,035,629)	(26,495,871)	71,823,900	(3,954,350)
Net change in unrealized appreciation (depreciation) on investments	12,958,666	103,392,077	32,902,633	5,742,995
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,923,037	76,896,206	104,726,533	1,788,645
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,700,693	$74,799,769	$108,876,074	$1,820,356

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	SUSTAINABLE	INTERMEDIATE	TOTAL
	LEADERS	INTERNATIONAL	INCOME	RETURN
	FUND	LEADERS FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$5,020,404	$48,943	$—	$—
Dividend income – affiliated (Note 3)	—	—	232,084	—
Less: foreign taxes withheld	(251,641)	(5,758)	—	—
Interest Income	375,697	5,172	1,614,617	5,045,924
Total investment income	5,144,460	48,357	1,846,701	5,045,924
EXPENSES
Investment advisory fees	3,793,549	41,006	202,609	579,158
Service fees – Investor Shares (Note 3)	57,962	592	32,946	2,145
Service fees – Advisor Shares (Note 3)	—	—	822	—
Business management fees	291,812	2,734	33,768	96,526
Administration, accounting and transfer agent fees	154,110	2,483	28,273	61,671
Miscellaneous expenses	21,980	18,626	10,747	14,347
Professional fees	35,262	8,598	13,865	19,700
Trustee fees	33,564	316	4,053	11,617
Distribution fees – Advisor Shares (Note 3)	—	—	4,112	—
Custodian fees	75,287	16,033	5,321	8,957
Registration fees	23,188	19,377	18,166	19,641
Insurance fees	8,255	73	918	2,902
Total Expenses	4,494,969	109,838	355,600	816,664
Expenses waived by adviser – expense cap (Note 3)	—	(62,772)	—	—
Expenses waived by adviser – investments in affiliates (Note 3)	—	—	(24,327)	—
Net Expenses	4,494,969	47,066	331,273	816,664
NET INVESTMENT INCOME (LOSS)	649,491	1,291	1,515,428	4,229,260
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(40,796,275)	(333,511)	(2,783,806)	(7,941,205)
Investments – affiliated (Note 3)	—	—	(178,456)	—
Less: foreign capital gains taxes paid	(55,597)	—	—	—
Futures contracts (Note 6)	—	—	91,071	(10,481,668)
Net realized gain (loss)	(40,851,872)	(333,511)	(2,871,191)	(18,422,873)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	81,780,926	1,759,737	(1,795,257)	(2,078,366)
Investments – affiliated (Note 3)	—	—	(650,586)	—
Futures contracts (Note 6)	—	—	36,689	1,755,125
Net change in unrealized appreciation (depreciation)	81,780,926	1,759,737	(2,409,154)	(323,241)
NET REALIZED AND UNREALIZED GAIN (LOSS)	40,929,054	1,426,226	(5,280,345)	(18,746,114)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$41,578,545	$1,427,517	$(3,764,917)	$(14,516,854)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
INVESTMENT INCOME
Interest Income	$4,143,668	$2,315,884	$11,782,417	$4,171,024
Total investment income	4,143,668	2,315,884	11,782,417	4,171,024
EXPENSES
Investment advisory fees	470,125	255,201	1,147,680	480,164
Service fees – Investor Shares (Note 3)	2,884	42,533	2,253	80,027
Business management fees	78,354	42,533	191,280	80,027
Administration, accounting and transfer agent fees	56,255	32,698	106,754	54,834
Miscellaneous expenses	13,832	10,351	13,138	14,236
Professional fees	16,562	15,881	23,159	15,406
Trustee fees	8,697	6,418	23,557	10,931
Custodian fees	8,866	2,900	13,708	5,237
Registration fees	26,649	6,602	31,017	24,947
Insurance fees	2,701	1,050	4,852	1,802
Interest expense and fees on floating rate note obligations	—	—	202,936	46,270
Total expenses	684,925	416,167	1,760,334	813,881
NET INVESTMENT INCOME (LOSS)	3,458,743	1,899,717	10,022,083	3,357,143
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(9,504,017)	(3,079,991)	(37,534,676)	(11,673,576)
Futures contracts (Note 6)	(7,012,609)	—	—	—
Net realized gain (loss)	(16,516,626)	(3,079,991)	(37,534,676)	(11,673,576)
Net change in unrealized appreciation (depreciation) on:
Investments	(361,004)	1,514,700	28,800,636	6,140,493
Futures contracts (Note 6)	702,022	—	—	—
Net change in unrealized appreciation (depreciation)	341,018	1,514,700	28,800,636	6,140,493
NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,175,608)	(1,565,291)	(8,734,040)	(5,533,083)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(12,716,865)	$334,426	$1,288,043	$(2,175,940)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$—	$1,719,966	$6,364,277	$16,334,874
Less: foreign taxes withheld	—	(26,762)	(929,400)	—
Interest Income	4,803,248	76,491	210,602	486,269
Total investment income	4,803,248	1,769,695	5,645,479	16,821,143
EXPENSES
Investment advisory fees	474,146	941,092	2,176,610	3,096,628
Service fees – Investor Shares (Note 3)	511	11,218	3,072	320
Service fees – Advisor Shares (Note 3)	—	1,762	21	—
Business management fees	79,024	52,283	120,923	344,070
Administration, accounting and transfer agent fees	81,514	31,041	69,735	176,102
Miscellaneous expenses	13,527	18,211	43,473	25,188
Professional fees	18,146	16,403	22,714	35,828
Trustee fees	9,660	8,354	14,694	36,208
Distribution fees – Advisor Shares (Note 3)	—	2,937	35	—
Custodian fees	12,636	44,698	241,781	26,849
Registration fees	17,460	22,006	22,719	30,162
Insurance fees	2,178	2,633	3,690	8,571
Interest expense on line of credit	—	5,246	26	—
Total Expenses	708,802	1,157,884	2,719,493	3,779,926
NET INVESTMENT INCOME (LOSS)	4,094,446	611,811	2,925,986	13,041,217
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(916,252)	(6,741,335)	(37,582,113)	16,009,618
Less: foreign capital gains taxes paid	—	—	(634,676)	—
Futures contracts (Note 6)	(1,085,484)	—	—	—
Net realized gain (loss)	(2,001,736)	(6,741,335)	(38,216,789)	16,009,618
Net change in unrealized appreciation (depreciation) on:
Investments	(13,242,652)	7,533,264	20,485,173	107,965,938
Futures contracts (Note 6)	(151,560)	—	—	—
Net change in unrealized appreciation (depreciation)	(13,394,212)	7,533,264	20,485,173	107,965,938
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,395,948)	791,929	(17,731,616)	123,975,556
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(11,301,502)	$1,403,740	$(14,805,630)	$137,016,773

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$(2,072,791)	$(10,136,680)	$1,079,762	$1,272,601
Net realized gain (loss)	(21,364,790)	320,512,928	8,737,945	25,839,531
Net change in unrealized appreciation (depreciation)	(34,141,079)	(1,249,655,850)	(3,935,400)	(153,627,836)
Increase (Decrease) in Net Assets from Operations	(57,578,660)	(939,279,602)	5,882,307	(126,515,704)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(107,640,660)	(275,948,219)	(7,731,108)	(8,262,600)
Investor Shares	(45,764,956)	(138,356,314)	(14,223,370)	(18,655,194)
Advisor Shares	(871,243)	(5,590,446)	(147,568)	(219,055)
Total Distributions from earnings	(154,276,859)	(419,894,979)	(22,102,046)	(27,136,849)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	166,580,144	381,560,551	32,804,131	70,583,169
Investor Shares	21,855,703	80,619,358	19,920,417	40,988,352
Advisor Shares	4,937,974	26,896,936	111,634	620,867
Reinvestment of distributions:
Institutional Shares	100,552,878	253,768,575	4,788,472	5,836,134
Investor Shares	40,450,324	118,404,207	9,054,154	12,052,985
Advisor Shares	620,663	4,917,946	123,434	183,082
Redemption of shares:
Institutional Shares	(217,159,274)	(435,493,543)	(31,729,285)	(31,443,322)
Investor Shares	(88,692,960)	(236,840,067)	(27,656,956)	(50,904,012)
Advisor Shares	(6,938,335)	(34,397,837)	(340,655)	(1,078,121)
Redemption fees:
Institutional Shares	5,496	11,465	775	444
Investor Shares	2,344	5,389	1,461	972
Advisor Shares	40	189	16	12
Increase (Decrease) from Capital Share Transactions	22,214,997	159,453,169	7,077,598	46,840,562
Increase (Decrease) in Net Assets	(189,640,522)	(1,199,721,412)	(9,142,141)	(106,811,991)
NET ASSETS
Beginning of period	2,330,263,456	3,529,984,868	601,235,922	708,047,913
End of period	$2,140,622,934	$2,330,263,456	$592,093,781	$601,235,922
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,042,612	12,166,771	1,167,085	2,178,083
Investor Shares	951,932	2,669,038	718,815	1,250,402
Advisor Shares	214,331	879,009	3,982	18,139
Reinvestment of distributions:
Institutional Shares	4,371,864	7,470,373	173,202	170,965
Investor Shares	1,798,592	3,553,548	327,852	354,732
Advisor Shares	30,232	160,194	4,487	5,407
Redemption of shares:
Institutional Shares	(9,167,972)	(14,049,474)	(1,136,770)	(1,040,187)
Investor Shares	(3,860,787)	(7,987,226)	(1,007,150)	(1,543,659)
Advisor Shares	(323,034)	(1,383,504)	(12,247)	(33,585)
Increase (Decrease) in shares outstanding	1,057,770	3,478,729	239,256	1,360,297
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$614,457	$1,207,032	$(102,504)	$(11,031,544)
Net realized gain (loss)	3,349,637	5,457,390	(7,843,963)	(16,664,224)
Net change in unrealized appreciation (depreciation)	(333,670)	(11,189,300)	(162,336,573)	(1,339,789,979)
Increase (Decrease) in Net Assets from Operations	3,630,424	(4,524,878)	(170,283,040)	(1,367,485,747)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(1,609,413)	(2,468,228)	(10,470)	(78,187,846)
Investor Shares	(4,778,184)	(6,587,623)	—	(43,902,480)
Advisor Shares	(88,707)	(115,648)	—	(9,653,371)
Total Distributions from earnings	(6,476,304)	(9,171,499)	(10,470)	(131,743,697)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	146,231	478,781	992,521,875	2,005,175,548
Investor Shares	489,495	2,046,470	336,093,897	1,030,622,970
Advisor Shares	7,744	321,496	29,694,361	123,776,024
Reinvestment of distributions:
Institutional Shares	1,247,186	2,152,132	6,609	56,556,940
Investor Shares	2,943,280	3,880,879	—	41,803,230
Advisor Shares	81,936	106,378	—	8,653,932
Redemption of shares:
Institutional Shares	(2,309,220)	(3,116,960)	(609,959,484)	(1,135,113,014)
Investor Shares	(2,388,698)	(4,323,081)	(282,347,695)	(718,411,760)
Advisor Shares	(280,270)	(177,341)	(28,379,965)	(180,098,827)
Redemption fees:
Institutional Shares	92	3	26,948	71,351
Investor Shares	272	9	13,104	38,236
Advisor Shares	5	—	2,214	8,071
Increase (Decrease) from Capital Share Transactions	(61,947)	1,368,766	437,671,864	1,233,082,701
Increase (Decrease) in Net Assets	(2,907,827)	(12,327,611)	267,378,354	(266,146,743)
NET ASSETS
Beginning of period	76,499,169	88,826,780	5,392,074,795	5,658,221,538
End of period	$73,591,342	$76,499,169	$5,659,453,149	$5,392,074,795
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,173	31,118	27,117,980	44,847,524
Investor Shares	36,572	130,733	9,434,543	23,190,272
Advisor Shares	557	22,390	823,663	2,850,773
Reinvestment of distributions:
Institutional Shares	92,016	136,846	192	1,164,442
Investor Shares	216,438	245,871	—	874,545
Advisor Shares	6,053	6,775	—	185,707
Redemption of shares:
Institutional Shares	(166,095)	(201,386)	(17,056,533)	(26,141,586)
Investor Shares	(173,161)	(281,899)	(8,006,365)	(16,972,925)
Advisor Shares	(19,164)	(11,181)	(822,994)	(4,579,686)
Increase (Decrease) in shares outstanding	4,389	79,267	11,490,486	25,419,066

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$(222,344)	$(936,942)	$(2,096,437)	$(14,384,338)
Net realized gain (loss)	(9,035,629)	2,710,782	(26,495,871)	286,916,765
Net change in unrealized appreciation (depreciation)	12,958,666	(60,667,176)	103,392,077	(850,780,591)
Increase (Decrease) in Net Assets from Operations	3,700,693	(58,893,336)	74,799,769	(578,248,164)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,694,458)	(13,572,347)	(90,997,761)	(172,748,427)
Investor Shares	(1,478,899)	(2,932,131)	(59,674,115)	(97,870,446)
Advisor Shares	—	—	(715,728)	(1,547,788)
Total Distributions from earnings	(6,173,357)	(16,504,478)	(151,387,604)	(272,166,661)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,047,430	43,107,130	166,759,643	372,938,090
Investor Shares	1,045,230	3,875,663	111,760,629	252,904,768
Advisor Shares	—	—	575,747	1,726,282
Reinvestment of distributions:
Institutional Shares	3,302,277	9,182,645	81,812,340	154,065,376
Investor Shares	1,478,899	2,932,130	48,936,409	76,826,888
Advisor Shares	—	—	562,578	1,239,714
Redemption of shares:
Institutional Shares	(41,296,278)	(54,921,938)	(187,392,085)	(585,487,048)
Investor Shares	(1,896,453)	(3,688,971)	(62,000,085)	(133,061,987)
Advisor Shares	—	—	(843,436)	(3,897,674)
Redemption fees:
Institutional Shares	—	304	646	2,524
Investor Shares	—	73	400	1,510
Advisor Shares	—	—	5	20
Increase (Decrease) from Capital Share Transactions	(24,318,895)	487,036	160,172,791	137,258,463
Increase (Decrease) in Net Assets	(26,791,559)	(74,910,778)	83,584,956	(713,156,362)
NET ASSETS
Beginning of period	117,651,111	192,561,889	1,881,979,371	2,595,135,733
End of period	$90,859,552	$117,651,111	$1,965,564,327	$1,881,979,371
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,024,969	2,774,064	3,880,272	7,339,569
Investor Shares	82,298	239,082	5,164,625	9,959,575
Advisor Shares	—	—	28,129	67,703
Reinvestment of distributions:
Institutional Shares	265,456	543,030	1,951,630	2,953,141
Investor Shares	119,846	174,428	2,345,945	2,954,880
Advisor Shares	—	—	28,456	50,191
Redemption of shares:
Institutional Shares	(3,281,524)	(3,620,568)	(4,345,102)	(10,441,879)
Investor Shares	(144,838)	(225,993)	(2,897,302)	(5,242,403)
Advisor Shares	—	—	(41,343)	(148,477)
Increase (Decrease) in shares outstanding	(1,933,793)	(115,957)	6,115,310	7,492,300

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY SUSTAINABLE
	FUNDAMENTAL VALUE FUND		SMALL-CAP CORE FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022 *
OPERATIONS
Net investment income (loss)	$4,149,541	$2,737,257	$31,711	$(45,905)
Net realized gain (loss)	71,823,900	63,768,049	(3,954,350)	(1,070,893)
Net change in unrealized appreciation (depreciation)	32,902,633	(217,250,624)	5,742,995	(7,398,090)
Increase (Decrease) in Net Assets from Operations	108,876,074	(150,745,318)	1,820,356	(8,514,888)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(33,185,482)	(4,049,873)	(587)	—
Investor Shares	(34,842,760)	(3,302,606)	(28)	—
Advisor Shares	(166,836)	(25,337)	—	—
Total Distributions from earnings	(68,195,078)	(7,377,816)	(615)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	50,420,973	140,051,213	19,436,953	46,059,576
Investor Shares	25,499,498	66,382,144	1,230,414	1,451,889
Advisor Shares	27,751	979,581	—	—
Reinvestment of distributions:
Institutional Shares	20,951,164	2,331,041	389	—
Investor Shares	24,128,958	1,810,880	28	—
Advisor Shares	138,370	23,318	—	—
Redemption of shares:
Institutional Shares	(117,489,873)	(92,456,588)	(12,943,344)	(4,797,874)
Investor Shares	(44,249,626)	(73,150,092)	(468,340)	(471,459)
Advisor Shares	(547,537)	(5,249,287)	—	—
Redemption fees:
Institutional Shares	—	745	—	32
Investor Shares	—	783	—	—
Advisor Shares	—	9	—	—
Increase (Decrease) from Capital Share Transactions	(41,120,322)	40,723,747	7,256,100	42,242,164
Increase (Decrease) in Net Assets	(439,326)	(117,399,387)	9,075,841	33,727,276
NET ASSETS
Beginning of period	1,130,224,092	1,247,623,479	33,727,276	—
End of period	$1,129,784,766	$1,130,224,092	$42,803,117	$33,727,276
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,831,561	4,772,862	2,352,435	4,822,727
Investor Shares	920,361	2,260,434	148,581	154,549
Advisor Shares	995	33,132	—	—
Reinvestment of distributions:
Institutional Shares	761,092	76,504	46	—
Investor Shares	878,374	60,122	3	—
Advisor Shares	5,080	781	—	—
Redemption of shares:
Institutional Shares	(4,161,763)	(3,228,452)	(1,571,496)	(572,194)
Investor Shares	(1,598,501)	(2,541,718)	(56,242)	(49,534)
Advisor Shares	(20,000)	(188,010)	—	—
Increase (Decrease) in shares outstanding	(1,382,801)	1,245,655	873,327	4,355,548

*	Inception date of Fund was September 30, 2021. Results of operations are for the period from October 1, 2021 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY SUSTAINABLE
	GLOBAL LEADERS FUND		INTERNATIONAL LEADERS FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022 *
OPERATIONS
Net investment income (loss)	$649,491	$5,863,125	$1,291	$34,438
Net realized gain (loss)	(40,851,872)	(16,477,413)	(333,511)	(62,944)
Net change in unrealized appreciation (depreciation)	81,780,926	(254,311,964)	1,759,737	(847,139)
Increase (Decrease) in Net Assets from Operations	41,578,545	(264,926,252)	1,427,517	(875,645)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,991,035)	(14,988,324)	(35,516)	—
Investor Shares	(395,702)	(1,060,271)	(3,388)	—
Total Distributions from earnings	(7,386,737)	(16,048,595)	(38,904)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	175,366,949	339,081,573	7,525,917	7,086,900
Investor Shares	1,886,805	4,247,887	1,229,854	167,720
Reinvestment of distributions:
Institutional Shares	1,666,735	9,094,459	6,722	—
Investor Shares	326,640	914,903	2,778	—
Redemption of shares:
Institutional Shares	(144,759,025)	(186,765,509)	(214,599)	—
Investor Shares	(3,315,800)	(6,590,291)	(24,814)	(83,444)
Redemption fees:
Institutional Shares	1	234	—	—
Investor Shares	—	18	—	—
Increase (Decrease) from Capital Share Transactions	31,172,305	159,983,274	8,525,858	7,171,176
Increase (Decrease) in Net Assets	65,364,113	(120,991,573)	9,914,471	6,295,531
NET ASSETS
Beginning of period	1,124,737,890	1,245,729,463	6,295,531	—
End of period	$1,190,102,003	$1,124,737,890	$16,210,002	$6,295,531
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,388,606	15,443,430	915,818	738,279
Investor Shares	100,322	191,281	150,085	18,580
Reinvestment of distributions:
Institutional Shares	88,798	397,518	740	—
Investor Shares	17,449	40,127	306	—
Redemption of shares:
Institutional Shares	(7,844,040)	(9,234,359)	(26,144)	—
Investor Shares	(175,436)	(298,602)	(2,900)	(9,725)
Increase (Decrease) in shares outstanding	1,575,699	6,539,395	1,037,905	747,134

*	Inception date of Fund was February 28, 2022. Results of operations are for the period from March 1, 2022 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$1,515,428	$1,860,766	$4,229,260	$7,193,198
Net realized gain (loss)	(2,871,191)	(2,248,374)	(18,422,873)	(20,295,496)
Net change in unrealized appreciation (depreciation)	(2,409,154)	(11,863,071)	(323,241)	(31,054,126)
Increase (Decrease) in Net Assets from Operations	(3,764,917)	(12,250,679)	(14,516,854)	(44,156,424)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(4,268,323)	(15,287,480)
Investor Shares	(1,472,470)	(3,417,677)	(84,663)	(161,162)
Advisor Shares	(33,872)	(70,097)	—	—
Total Distributions from earnings	(1,506,342)	(3,487,774)	(4,352,986)	(15,448,642)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	46,155,841	101,837,092
Investor Shares	6,048,279	23,387,636	290,332	6,690,539
Advisor Shares	106,203	6,265	—	—
Reinvestment of distributions:
Institutional Shares	—	—	1,543,039	8,005,591
Investor Shares	442,831	1,761,869	29,369	131,327
Advisor Shares	31,211	64,688	—	—
Redemption of shares:
Institutional Shares	—	—	(54,067,379)	(99,103,034)
Investor Shares	(18,234,577)	(37,678,396)	(6,384,540)	(1,587,574)
Advisor Shares	(128,021)	(110,539)	—	—
Redemption fees:
Institutional Shares	—	—	—	8
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(11,734,074)	(12,568,477)	(12,433,338)	15,973,949
Increase (Decrease) in Net Assets	(17,005,333)	(28,306,930)	(31,303,178)	(43,631,117)
NET ASSETS
Beginning of period	143,128,751	171,435,681	399,110,222	442,741,339
End of period	$126,123,418	$143,128,751	$367,807,044	$399,110,222
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	5,217,183	10,120,535
Investor Shares	616,483	2,183,133	33,322	723,626
Advisor Shares	10,954	599	—	—
Reinvestment of distributions:
Institutional Shares	—	—	175,198	786,014
Investor Shares	45,665	164,134	3,335	12,942
Advisor Shares	3,299	6,202	—	—
Redemption of shares:
Institutional Shares	—	—	(6,178,907)	(9,999,344)
Investor Shares	(1,873,848)	(3,539,398)	(719,009)	(159,533)
Advisor Shares	(13,596)	(10,639)	—	—
Increase (Decrease) in shares outstanding	(1,211,043)	(1,195,969)	(1,468,878)	1,484,240

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE BOND FUND		MARYLAND BOND FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$3,458,743	$3,953,652	$1,899,717	$3,250,505
Net realized gain (loss)	(16,516,626)	(9,154,540)	(3,079,991)	210,870
Net change in unrealized appreciation (depreciation)	341,018	(25,164,517)	1,514,700	(18,477,603)
Increase (Decrease) in Net Assets from Operations	(12,716,865)	(30,365,405)	334,426	(15,016,228)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(3,544,749)	(8,001,304)	—	—
Investor Shares	(124,316)	(194,495)	(2,237,122)	(4,014,863)
Total Distributions from earnings	(3,669,065)	(8,195,799)	(2,237,122)	(4,014,863)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	64,182,787	159,424,414	—	—
Investor Shares	4,518,233	11,554,019	157,479,734	56,966,673
Reinvestment of distributions:
Institutional Shares	905,806	3,802,817	—	—
Investor Shares	115,246	162,462	495,390	952,297
Redemption of shares:
Institutional Shares	(32,757,014)	(42,360,363)	—	—
Investor Shares	(6,843,119)	(2,924,624)	(163,113,064)	(55,806,102)
Redemption fees:
Institutional Shares	281	1,302	—	—
Investor Shares	12	25	—	110
Increase (Decrease) from Capital Share Transactions	30,122,232	129,660,052	(5,137,940)	2,112,978
Increase (Decrease) in Net Assets	13,736,302	91,098,848	(7,040,636)	(16,918,113)
NET ASSETS
Beginning of period	314,583,965	223,485,117	169,564,525	186,482,638
End of period	$328,320,267	$314,583,965	$162,523,889	$169,564,525
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,290,785	15,961,037	—	—
Investor Shares	504,621	1,186,336	16,265,101	5,651,669
Reinvestment of distributions:
Institutional Shares	103,211	375,350	—	—
Investor Shares	13,049	16,498	50,929	90,983
Redemption of shares:
Institutional Shares	(3,729,809)	(4,269,472)	—	—
Investor Shares	(773,240)	(298,090)	(16,910,393)	(5,577,877)
Increase (Decrease) in shares outstanding	3,408,617	12,971,659	(594,363)	164,775

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		TAX-EXEMPT SUSTAINABLE
	TAX-EXEMPT BOND FUND		BOND FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$10,022,083	$19,682,290	$3,357,143	$3,423,105
Net realized gain (loss)	(37,534,676)	(9,540,526)	(11,673,576)	(865,645)
Net change in unrealized appreciation (depreciation)	28,800,636	(112,871,511)	6,140,493	(23,410,467)
Increase (Decrease) in Net Assets from Operations	1,288,043	(102,729,747)	(2,175,940)	(20,853,007)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(11,959,710)	(34,628,408)	—	—
Investor Shares	(140,066)	(374,891)	(3,357,142)	(5,478,484)
Total Distributions from earnings	(12,099,776)	(35,003,299)	(3,357,142)	(5,478,484)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	490,826,260	637,663,948	—	—
Investor Shares	747,367	4,335,508	226,931,996	396,995,743
Reinvestment of distributions:
Institutional Shares	2,396,619	9,825,503	—	—
Investor Shares	100,745	294,490	754,256	1,763,101
Redemption of shares:
Institutional Shares	(609,791,585)	(896,185,976)	—	—
Investor Shares	(3,671,193)	(4,099,830)	(272,973,862)	(225,943,989)
Redemption fees:
Institutional Shares	(15,388)	17,483	—	—
Investor Shares	(180)	228	2,967	—
Increase (Decrease) from Capital Share Transactions	(119,407,355)	(248,148,646)	(45,284,643)	172,814,855
Increase (Decrease) in Net Assets	(130,219,088)	(385,881,692)	(50,817,725)	146,483,364
NET ASSETS
Beginning of period	816,091,423	1,201,973,115	325,605,963	179,122,599
End of period	$685,872,335	$816,091,423	$274,788,238	$325,605,963
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	53,716,359	65,221,608	—	—
Investor Shares	80,744	426,907	25,169,758	42,084,402
Reinvestment of distributions:
Institutional Shares	261,198	965,050	—	—
Investor Shares	10,980	29,233	83,946	178,766
Redemption of shares:
Institutional Shares	(66,720,122)	(92,881,842)	—	—
Investor Shares	(398,659)	(426,915)	(30,615,364)	(24,043,028)
Increase (Decrease) in shares outstanding	(13,049,500)	(26,665,959)	(5,361,660)	18,220,140

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$4,094,446	$3,074,230	$611,811	$5,111,540
Net realized gain (loss)	(2,001,736)	(12,028,236)	(6,741,335)	19,984,117
Net change in unrealized appreciation (depreciation)	(13,394,212)	(19,041,561)	7,533,264	(73,227,666)
Increase (Decrease) in Net Assets from Operations	(11,301,502)	(27,995,567)	1,403,740	(48,132,009)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,549,182)	(4,677,567)	(4,638,118)	(39,782,444)
Investor Shares	(28,176)	(74,133)	(312,015)	(2,675,078)
Advisor Shares	—	—	(66,310)	(291,103)
Total Distributions from earnings	(4,577,358)	(4,751,700)	(5,016,443)	(42,748,625)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	34,407,356	118,379,326	19,597,196	73,379,075
Investor Shares	111,769	3,065,938	515,426	3,769,255
Advisor Shares	—	—	258,843	85,946
Reinvestment of distributions:
Institutional Shares	978,892	1,066,255	1,932,897	25,171,967
Investor Shares	24,650	69,579	209,903	2,448,466
Advisor Shares	—	—	61,604	261,014
Redemption of shares:
Institutional Shares	(31,810,324)	(65,225,740)	(85,007,145)	(198,998,347)
Investor Shares	(597,857)	(32,413,085)	(7,603,718)	(21,380,373)
Advisor Shares	—	—	(193,854)	(1,020,116)
Redemption fees:
Institutional Shares	—	1,196	13	155
Investor Shares	—	53	1	11
Advisor Shares	—	—	—	1
Increase (Decrease) from Capital Share Transactions	3,114,486	24,943,522	(70,228,834)	(116,282,946)
Increase (Decrease) in Net Assets	(12,764,374)	(7,803,745)	(73,841,537)	(207,163,580)
NET ASSETS
Beginning of period	312,598,732	320,402,477	253,733,961	460,897,541
End of period	$299,834,358	$312,598,732	$179,892,424	$253,733,961
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,673,014	11,590,189	1,877,125	5,914,962
Investor Shares	11,691	290,909	50,661	314,904
Advisor Shares	—	—	28,108	7,401
Reinvestment of distributions:
Institutional Shares	106,320	105,899	180,946	2,137,667
Investor Shares	2,667	6,750	19,782	208,879
Advisor Shares	—	—	5,902	22,571
Redemption of shares:
Institutional Shares	(3,421,791)	(6,667,160)	(8,802,528)	(17,491,598)
Investor Shares	(64,742)	(3,082,802)	(786,916)	(1,728,896)
Advisor Shares	—	—	(20,534)	(84,585)
Increase (Decrease) in shares outstanding	307,159	2,243,785	(7,447,454)	(10,698,695)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2022	June 30,	2022	June 30,
	(Unaudited)	2022	(Unaudited)	2022
OPERATIONS
Net investment income (loss)	$2,925,986	$7,078,760	$13,041,217	$20,726,650
Net realized gain (loss)	(38,216,789)	(25,774,876)	16,009,618	53,479,529
Net change in unrealized appreciation (depreciation)	20,485,173	(103,939,313)	107,965,938	(188,731,926)
Increase (Decrease) in Net Assets from Operations	(14,805,630)	(122,635,429)	137,016,773	(114,525,747)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,069,695)	(3,771,869)	(52,068,822)	(100,197,515)
Investor Shares	(47,726)	(28,421)	(26,989)	(11,377)
Advisor Shares	(271)	(102)	—	—
Total Distributions from earnings	(6,117,692)	(3,800,392)	(52,095,811)	(100,208,892)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	152,583,462	266,062,494	230,784,570	449,186,248
Investor Shares	330,027	720,579	623,483	233,378
Advisor Shares	3,413	19,089	—	—
Reinvestment of distributions:
Institutional Shares	1,405,878	838,107	27,731,260	68,672,974
Investor Shares	47,075	26,928	26,670	11,084
Advisor Shares	271	101	—	—
Redemption of shares:
Institutional Shares	(167,335,217)	(167,258,402)	(108,010,365)	(215,216,159)
Investor Shares	(353,951)	(1,192,540)	(74,587)	(33,532)
Advisor Shares	(316)	(10,393)	—	—
Redemption fees:
Institutional Shares	2,287	270	511	750
Investor Shares	19	2	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(13,317,052)	99,206,235	151,081,542	302,854,743
Increase (Decrease) in Net Assets	(34,240,374)	(27,229,586)	236,002,504	88,120,104
NET ASSETS
Beginning of period	508,611,255	535,840,841	1,237,490,791	1,149,370,687
End of period	$474,370,881	$508,611,255	$1,473,493,295	$1,237,490,791
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,474,631	23,021,825	18,165,673	34,023,120
Investor Shares	34,008	62,170	50,695	17,585
Advisor Shares	352	1,630	—	—
Reinvestment of distributions:
Institutional Shares	140,167	70,846	2,078,008	5,328,934
Investor Shares	4,693	2,276	2,023	860
Advisor Shares	27	9	—	—
Redemption of shares:
Institutional Shares	(17,982,667)	(15,503,874)	(8,590,353)	(16,332,410)
Investor Shares	(35,738)	(103,606)	(5,872)	(2,571)
Advisor Shares	(31)	(876)	—	—
Increase (Decrease) in shares outstanding	(2,364,558)	7,550,400	11,700,174	23,035,518
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/22	12/31/22	$23.82	(0.02)	(0.50)	(0.52)	—	(1.64)	(1.64)	$21.66	(2.62)%	$1,514,205		(0.13)%	0.68%	0.68%	7%
07/01/21	06/30/22	37.39	(0.09)	(9.01)	(9.10)	—	(4.47)	(4.47)	23.82	(27.88)	1,611,983		(0.26)	0.66	0.66	21
07/01/20	06/30/21	29.05	(0.06)	10.02	9.96	—	(1.62)	(1.62)	37.39	35.14	2,321,278		(0.19)	0.67	0.67	25
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25

Investor Shares*
07/01/22	12/31/22	23.35	(0.03)	(0.50)	(0.53)	—	(1.64)	(1.64)	21.18	(2.67)	615,388		(0.28)	0.83	0.83	7
07/01/21	06/30/22	36.79	(0.13)	(8.84)	(8.97)	—	(4.47)	(4.47)	23.35	(28.02)	704,341		(0.41)	0.81	0.81	21
07/01/20	06/30/21	28.64	(0.11)	9.88	9.77	—	(1.62)	(1.62)	36.79	34.98	1,174,666		(0.34)	0.82	0.82	25
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25

Advisor Shares*
07/01/22	12/31/22	21.48	(0.06)	(0.44)	(0.50)	—	(1.64)	(1.64)	19.34	(2.76)	11,030		(0.53)	1.08	1.08	7
07/01/21	06/30/22	34.27	(0.20)	(8.12)	(8.32)	—	(4.47)	(4.47)	21.48	(28.20)	13,940		(0.66)	1.06	1.06	21
07/01/20	06/30/21	26.84	(0.18)	9.23	9.05	—	(1.62)	(1.62)	34.27	34.63	34,042		(0.59)	1.07	1.07	25
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/22	12/31/22	27.31	0.06	0.26	0.32	(0.13)	(0.92)	(1.05)	26.58	1.06	196,792		0.45	0.54	0.54	9
07/01/21	06/30/22	34.26	0.09	(5.71)	(5.62)	(0.06)	(1.27)	(1.33)	27.31	(17.18)	196,675		0.29	0.53	0.53	10
07/01/20	06/30/21	24.36	0.07	10.76	10.83	(0.09)	(0.84)	(0.93)	34.26	45.26	201,849		0.25	0.54	0.54	13
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15

Investor Shares*
07/01/22	12/31/22	27.20	0.04	0.26	0.30	(0.06)	(0.92)	(0.98)	26.52	0.99	391,040		0.30	0.69	0.69	9
07/01/21	06/30/22	34.16	0.04	(5.70)	(5.66)	(0.03)	(1.27)	(1.30)	27.20	(17.32)	400,090		0.14	0.68	0.68	10
07/01/20	06/30/21	24.31	0.03	10.73	10.76	(0.07)	(0.84)	(0.91)	34.16	45.05	500,233		0.10	0.69	0.69	13
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15

Advisor Shares*
07/01/22	12/31/22	27.11	0.01	0.25	0.26	—	(0.92)	(0.92)	26.45	0.84	4,262		0.05	0.94	0.94	9
07/01/21	06/30/22	34.10	(0.04)	(5.68)	(5.72)	—	(1.27)	(1.27)	27.11	(17.51)	4,471		(0.11)	0.93	0.93	10
07/01/20	06/30/21	24.30	(0.04)	10.72	10.68	(0.04)	(0.84)	(0.88)	34.10	44.69	5,965		(0.15)	0.94	0.94	13
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/22	12/31/22	$13.57	0.12	0.55	0.67	(0.11)	(1.09)	(1.20)	$13.04	4.74%	$18,370		1.71%	0.76%	0.80%	2%
07/01/21	06/30/22	15.98	0.23	(0.96)	(0.73)	(0.23)	(1.45)	(1.68)	13.57	(5.87)	19,964		1.46	0.76	0.79	11
07/01/20	06/30/21	12.97	0.23	3.75	3.98	(0.23)	(0.74)	(0.97)	15.98	31.84	24,045		1.59	0.77	0.80	20
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14

Investor Shares*
07/01/22	12/31/22	13.56	0.11	0.56	0.67	(0.10)	(1.09)	(1.19)	13.04	4.74	54,186		1.56	0.91	0.95	2
07/01/21	06/30/22	15.97	0.21	(0.96)	(0.75)	(0.21)	(1.45)	(1.66)	13.56	(6.02)	55,288		1.31	0.91	0.94	11
07/01/20	06/30/21	12.96	0.21	3.75	3.96	(0.21)	(0.74)	(0.95)	15.97	31.67	63,600		1.44	0.92	0.95	20
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14

Advisor Shares*
07/01/22	12/31/22	13.55	0.09	0.57	0.66	(0.09)	(1.09)	(1.18)	13.03	4.60	1,035		1.31	1.16	1.20	2
07/01/21	06/30/22	15.96	0.17	(0.96)	(0.79)	(0.17)	(1.45)	(1.62)	13.55	(6.24)	1,247		1.06	1.16	1.19	11
07/01/20	06/30/21	12.96	0.17	3.74	3.91	(0.17)	(0.74)	(0.91)	15.96	31.27	1,182		1.19	1.17	1.20	20
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/22	12/31/22	35.42	0.01	(0.84)	(0.83)	(— )+	—	(— )+	34.59	(2.34)	3,646,811		0.06	0.64	0.64	5
07/01/21	06/30/22	44.56	(0.04)	(8.19)	(8.23)	—	(0.91)	(0.91)	35.42	(19.02)	3,378,590		(0.10)	0.63	0.63	19
07/01/20	06/30/21	31.96	(0.03)	12.63	12.60	—	—	—	44.56	39.42	3,364,728		(0.08)	0.65	0.65	23
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29

Investor Shares*
07/01/22	12/31/22	34.83	(0.02)	(0.83)	(0.85)	—	—	—	33.98	(2.44)	1,721,298		(0.09)	0.79	0.79	5
07/01/21	06/30/22	43.90	(0.11)	(8.05)	(8.16)	—	(0.91)	(0.91)	34.83	(19.15)	1,714,513		(0.25)	0.78	0.78	19
07/01/20	06/30/21	31.52	(0.09)	12.47	12.38	—	—	—	43.90	39.28	1,849,429		(0.23)	0.80	0.80	23
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29

Advisor Shares*
07/01/22	12/31/22	33.91	(0.06)	(0.80)	(0.86)	—	—	—	33.05	(2.54)	291,344		(0.34)	1.04	1.04	5
07/01/21	06/30/22	42.87	(0.21)	(7.84)	(8.05)	—	(0.91)	(0.91)	33.91	(19.35)	298,972		(0.50)	1.03	1.03	19
07/01/20	06/30/21	30.86	(0.18)	12.19	12.01	—	—	—	42.87	38.92	444,064		(0.48)	1.05	1.05	23
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/22	12/31/22	$12.29	(0.02)	0.43	0.41	—	(0.81)	(0.81)	$11.89	3.08%	$68,045		(0.36)%	0.82%	0.83%	27%
07/01/21	06/30/22	19.86	(0.09)	(5.73)	(5.82)	—	(1.75)	(1.75)	12.29	(31.54)	94,754		(0.52)	0.79	0.79	48
07/01/20	06/30/21	13.86	(0.08)	6.08	6.00	—	—	—	19.86	43.03	159,180		(0.44)	0.76	0.79	48
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/22	12/31/22	12.20	(0.03)	0.44	0.41	—	(0.81)	(0.81)	11.80	3.10	22,815		(0.51)	0.97	0.98	27
07/01/21	06/30/22	19.76	(0.11)	(5.70)	(5.81)	—	(1.75)	(1.75)	12.20	(31.70)	22,897		(0.67)	0.94	0.94	48
07/01/20	06/30/21	13.81	(0.10)	6.05	5.95	—	—	—	19.76	42.90	33,381		(0.59)	0.91	0.94	48
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/22	12/31/22	41.98	(0.03)	1.81	1.78	—	(3.32)	(3.32)	40.44	3.94	1,182,612		(0.15)	0.96	0.96	19
07/01/21	06/30/22	63.00	(0.32)	(13.47)	(13.79)	—	(7.23)	(7.23)	41.98	(24.11)	1,165,292		(0.59)	0.95	0.95	27
07/01/20	06/30/21	44.31	(0.34)	19.48	19.14	—	(0.45)	(0.45)	63.00	43.31	1,758,121		(0.61)	0.95	0.95	32
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30

Investor Shares*
07/01/22	12/31/22	20.91	(0.03)	0.89	0.86	—	(1.65)	(1.65)	$20.12	3.85	773,712		(0.30)	1.11	1.11	19
07/01/21	06/30/22	31.42	(0.20)	(6.71)	(6.91)	—	(3.60)	(3.60)	20.91	(24.23)	707,378		(0.74)	1.10	1.10	27
07/01/20	06/30/21	22.13	(0.21)	9.72	9.51	—	(0.22)	(0.22)	31.42	43.11	822,075		(0.76)	1.10	1.10	32
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30

Advisor Shares*
07/01/22	12/31/22	19.83	(0.06)	0.87	0.81	—	(1.57)	(1.57)	19.07	3.79	9,240		(0.55)	1.36	1.36	19
07/01/21	06/30/22	29.88	(0.26)	(6.37)	(6.63)	—	(3.42)	(3.42)	19.83	(24.44)	9,309		(0.99)	1.35	1.35	27
07/01/20	06/30/21	21.10	(0.26)	9.25	8.99	—	(0.21)	(0.21)	29.88	42.74	14,939		(1.01)	1.35	1.35	32
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/22	12/31/22	$26.09	0.11	2.43	2.54	(0.13)	(1.57)	(1.70)	$26.93	9.62%	$538,242		0.77%	0.95%	0.95%	14%
07/01/21	06/30/22	29.65	0.09	(3.45)	(3.36)	(0.10)	(0.10)	(0.20)	26.09	(11.45)	562,382		0.29	0.95	0.95	27
07/01/20	06/30/21	19.25	0.11	10.44	10.55	(0.15)	—	(0.15)	29.65	54.97	591,096		0.43	0.95	0.95	42
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32

Investor Shares*
07/01/22	12/31/22	26.04	0.09	2.43	2.52	(0.09)	(1.57)	(1.66)	26.90	9.55	588,655		0.62	1.10	1.10	14
07/01/21	06/30/22	29.60	0.04	(3.45)	(3.41)	(0.05)	(0.10)	(0.15)	26.04	(11.59)	564,689		0.14	1.10	1.10	27
07/01/20	06/30/21	19.22	0.07	10.42	10.49	(0.11)	—	(0.11)	29.60	54.74	648,403		0.28	1.10	1.10	42
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32

Advisor Shares*
07/01/22	12/31/22	25.86	0.05	2.42	2.47	(0.03)	(1.57)	(1.60)	26.73	9.42	2,887		0.37	1.35	1.35	14
07/01/21	06/30/22	29.43	(0.03)	(3.43)	(3.46)	(0.01)	(0.10)	(0.11)	25.86	(11.82)	3,154		(0.11)	1.35	1.35	27
07/01/20	06/30/21	19.10	0.01	10.36	10.37	(0.04)	—	(0.04)	29.43	54.37	8,125		0.03	1.35	1.35	42
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32

BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND:

Institutional Shares*
07/01/22	12/31/22	7.74	0.01	0.44	0.45	—	(— )+	(— )+	8.19	5.82	41,191		0.18	0.93	1.23	39
09/30/21^	06/30/22	10.00	(0.02)	(2.24)	(2.26)	—	—	—	7.74	(22.60)	32,915		(0.22)	0.93	1.36	19

Investor Shares*
07/01/22	12/31/22	7.73	—	0.44	0.44	—	(— )+	(— )+	8.17	5.69	1,612		0.03	1.08	1.38	39
09/30/21^	06/30/22	10.00	(0.02)	(2.25)	(2.27)	—	—	—	7.73	(22.70)	812		(0.37)	1.08	1.51	19

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/22	12/31/22	18.24	0.01	0.69	0.70	(0.12)	—	(0.12)	18.82	3.84	1,112,579		0.12	0.76	0.76	10
07/01/21	06/30/22	22.60	0.10	(4.19)	(4.09)	(0.02)	(0.25)	(0.27)	18.24	(18.34)	1,048,587		0.45	0.75	0.75	25
07/01/20	06/30/21	16.38	0.03	6.22	6.25	(0.03)	—	(0.03)	22.60	38.17	1,149,790		0.16	0.76	0.76	14
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/22	12/31/22	18.18	—	0.68	0.68	(0.10)	—	(0.10)	18.76	3.72	77,523		(0.03)	0.91	0.91	10
07/01/21	06/30/22	22.54	0.07	(4.17)	(4.10)	(0.01)	(0.25)	(0.26)	18.18	(18.45)	76,150		0.30	0.90	0.90	25
07/01/20	06/30/21	16.36	—	6.20	6.20	(0.02)	—	(0.02)	22.54	37.91	95,940		0.01	0.91	0.91	14
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND:

Institutional Shares*
07/01/22	12/31/22	$8.43	—	0.67	0.67	(0.02)	—	(0.02)	$9.08	8.10%	$14,793		0.03%	0.85%	2.00%	10%
02/28/22^	06/30/22	10.00	0.06	(1.63)	(1.57)	—	—	—	8.43	(15.70)	6,221		1.96	0.85	4.26	12

Investor Shares*
07/01/22	12/31/22	8.42	(0.01)	0.67	0.66	(0.02)	—	(0.02)	9.06	7.99	1,417		(0.12)	1.00	2.15	10
02/28/22^	06/30/22	10.00	0.05	(1.63)	(1.58)	—	—	—	8.42	(15.80)	75		1.81	1.00	4.41	12

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/22	12/31/22	9.99	0.11	(0.37)	(0.26)	(0.11)	—	(0.11)	9.62	(2.59)	122,968		2.25	0.48	0.52	24
07/01/21	06/30/22	11.05	0.12	(0.94)	(0.82)	(0.14)	(0.10)	(0.24)	9.99	(7.60)	139,856		1.17	0.46	0.50	58
07/01/20	06/30/21	11.06	0.11	0.02	0.13	(0.13)	(0.01)	(0.14)	11.05	1.11	167,774		1.02	0.47	0.50	50
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35

Advisor Shares*
07/01/22	12/31/22	9.76	0.10	(0.37)	(0.27)	(0.10)	—	(0.10)	9.39	(2.78)	3,156		2.00	0.73	0.77	24
07/01/21	06/30/22	10.80	0.10	(0.93)	(0.83)	(0.11)	(0.10)	(0.21)	9.76	(7.82)	3,273		0.92	0.71	0.75	58
07/01/20	06/30/21	10.82	0.08	0.01	0.09	(0.10)	(0.01)	(0.11)	10.80	0.79	3,661		0.77	0.72	0.75	50
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/22	12/31/22	9.14	0.10	(0.43)	(0.33)	(0.10)	—	(0.10)	8.71	(3.60)	364,785		2.19	0.42	0.42	115
07/01/21	06/30/22	10.49	0.17	(1.17)	(1.00)	(0.18)	(0.17)	(0.35)	9.14	(9.80)	389,709		1.64	0.42	0.42	131
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.10	437,997		1.37	0.42	0.42	130
07/01/19	06/30/20	10.22	0.27	0.52	0.79	(0.28)	(0.22)	(0.50)	10.51	7.90	388,100		2.62	0.45	0.45	143
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209

Investor Shares*
07/01/22	12/31/22	9.13	0.10	(0.42)	(0.32)	(0.10)	—	(0.10)	8.71	(3.52)	3,022		2.14	0.47	0.47	115
07/01/21	06/30/22	10.49	0.16	(1.17)	(1.01)	(0.18)	(0.17)	(0.35)	9.13	(9.94)	9,401		1.59	0.47	0.47	131
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.05	4,744		1.32	0.47	0.47	130
07/01/19	06/30/20	10.22	0.26	0.52	0.78	(0.27)	(0.22)	(0.49)	10.51	7.85	4,523		2.57	0.50	0.50	143
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/22	12/31/22	$9.14	0.10	(0.46)	(0.36)	(0.10)	—	(0.10)	$8.68	(3.91)%	$318,509		2.21%	0.44%	0.44%	127%
07/01/21	06/30/22	10.42	0.14	(1.13)	(0.99)	(0.15)	(0.14)	(0.29)	9.14	(9.71)	301,917		1.43	0.44	0.44	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.44	218,476		1.56	0.45	0.45	89
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/22	12/31/22	9.14	0.10	(0.46)	(0.36)	(0.10)	—	(0.10)	8.68	(3.93)	9,812		2.16	0.49	0.49	127
07/01/21	06/30/22	10.42	0.13	(1.13)	(1.00)	(0.14)	(0.14)	(0.28)	9.14	(9.76)	12,667		1.38	0.49	0.49	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.39	5,009		1.51	0.50	0.50	89
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/22	12/31/22	9.80	0.11	(0.05)	0.06	(0.13)	—	(0.13)	9.73	0.62	162,524		2.23	0.49	0.49	32
07/01/21	06/30/22	10.88	0.19	(1.04)	(0.85)	(0.23)	—	(0.23)	9.80	(7.90)	169,565		1.79	0.47	0.47	22
07/01/20	06/30/21	10.67	0.21	0.26	0.47	(0.26)	—	(0.26)	10.88	4.41	186,483		1.94	0.48	0.48	17
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/22	12/31/22	9.29	0.12	(0.09)	0.03	(0.15)	—	(0.15)	9.17	0.32	678,339		2.62	0.46	0.46	42
07/01/21	06/30/22	10.50	0.18	(1.08)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.75)	805,608		1.73	0.41	0.41	50
07/01/20	06/30/21	10.08	0.20	0.49	0.69	(0.27)	—	(0.27)	10.50	6.87	1,190,436		1.92	0.40	0.40	47
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/22	12/31/22	9.29	0.12	(0.08)	0.04	(0.15)	—	(0.15)	9.18	0.29	7,534		2.57	0.51	0.51	42
07/01/21	06/30/22	10.50	0.17	(1.07)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.80)	10,484		1.68	0.46	0.46	50
07/01/20	06/30/21	10.09	0.19	0.48	0.67	(0.26)	—	(0.26)	10.50	6.72	11,537		1.87	0.45	0.45	47
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/22	12/31/22	9.09	0.10	(0.06)	0.04	(0.10)	—	(0.10)	9.03	0.43	274,788		2.10	0.51	0.51	58
07/01/21	06/30/22	10.19	0.15	(1.01)	(0.86)	(0.14)	(0.10)	(0.24)	9.09	(8.60)	325,606		1.49	0.49	0.49	61
07/01/20	06/30/21	9.88	0.13	0.32	0.45	(0.13)	(0.01)	(0.14)	10.19	4.57	179,123		1.32	0.49	0.49	66
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/22	12/31/22	$9.59	0.12	(0.45)	(0.33)	(0.14)	—	(0.14)	$9.12	(3.49)%	$298,194		2.59%	0.45%	0.45%	111%
07/01/21	06/30/22	10.56	0.10	(0.92)	(0.82)	(0.15)	—	(0.15)	9.59	(7.86)	310,388		0.94	0.44	0.44	204
07/01/20	06/30/21	10.46	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.56	1.53	288,526		(0.27)	0.45	0.45	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336

Investor Shares*
07/01/22	12/31/22	9.61	0.12	(0.47)	(0.35)	(0.13)	—	(0.13)	9.13	(3.61)	1,641		2.54	0.50	0.50	111
07/01/21	06/30/22	10.57	0.09	(0.91)	(0.82)	(0.14)	—	(0.14)	9.61	(7.81)	2,211		0.89	0.49	0.49	204
07/01/20	06/30/21	10.47	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.57	1.48	31,876		(0.32)	0.50	0.50	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/22	12/31/22	10.34	0.03	0.44	0.47	(0.21)	(0.08)	(0.29)	10.52	4.58	165,484		0.60	1.09	1.09	30
07/01/21	06/30/22	13.08	0.15	(1.68)	(1.53)	(0.11)	(1.10)	(1.21)	10.34	(12.75)	232,340		1.22	1.04	1.04	43
07/01/20	06/30/21	10.51	0.13	3.20	3.33	(0.03)	(0.73)	(0.76)	13.08	32.55	417,419		1.12	1.05	1.05	51
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33

Investor Shares*
07/01/22	12/31/22	10.30	0.02	0.45	0.47	(0.20)	(0.08)	(0.28)	10.49	4.54	11,841		0.45	1.24	1.24	30
07/01/21	06/30/22	13.03	0.13	(1.67)	(1.54)	(0.09)	(1.10)	(1.19)	10.30	(12.89)	19,007		1.07	1.19	1.19	43
07/01/20	06/30/21	10.48	0.12	3.18	3.30	(0.02)	(0.73)	(0.75)	13.03	32.36	39,751		0.97	1.20	1.20	51
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33

Advisor Shares*
07/01/22	12/31/22	10.17	0.01	0.43	0.44	(0.19)	(0.08)	(0.27)	10.34	4.34	2,567		0.20	1.49	1.49	30
07/01/21	06/30/22	12.88	0.10	(1.65)	(1.55)	(0.06)	(1.10)	(1.16)	10.17	(13.09)	2,387		0.82	1.44	1.44	43
07/01/20	06/30/21	10.38	0.08	3.16	3.24	(0.01)	(0.73)	(0.74)	12.88	32.01	3,728		0.72	1.45	1.45	51
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/22	12/31/22	$10.13	0.06	(0.14)	(0.08)	(0.13)	—	(0.13)	$9.92	(0.82)%	$470,033		1.21%	1.12%	1.12%	42%
07/01/21	06/30/22	12.57	0.14	(2.50)	(2.36)	(0.08)	—	(0.08)	10.13	(18.87)	504,216		1.25	1.10	1.10	70
07/01/20	06/30/21	8.86	0.09	3.69	3.78	(0.07)	—	(0.07)	12.57	42.71	529,908		0.78	1.12	1.12	61
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13

Investor Shares*
07/01/22	12/31/22	10.13	0.05	(0.15)	(0.10)	(0.11)	—	(0.11)	9.92	(0.98)	4,308		1.06	1.27	1.27	42
07/01/21	06/30/22	12.56	0.13	(2.50)	(2.37)	(0.06)	—	(0.06)	10.13	(18.93)	4,368		1.10	1.25	1.25	70
07/01/20	06/30/21	8.85	0.07	3.69	3.76	(0.05)	—	(0.05)	12.56	42.56	5,908		0.63	1.27	1.27	61
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13

Advisor Shares*
07/01/22	12/31/22	10.16	0.04	(0.15)	(0.11)	(0.09)	—	(0.09)	9.96	(1.09)	30		0.81	1.52	1.52	42
07/01/21	06/30/22	12.60	0.10	(2.50)	(2.40)	(0.04)	—	(0.04)	10.16	(19.11)	27		0.85	1.50	1.50	70
07/01/20	06/30/21	8.87	0.04	3.70	3.74	(0.01)	—	(0.01)	12.60	42.17	24		0.38	1.52	1.52	61
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13

BROWN ADVISORY — BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/22	12/31/22	12.04	0.12	1.18	1.30	(0.22)	(0.25)	(0.47)	12.87	10.70	1,472,670		1.90	0.55	0.55	14
07/01/21	06/30/22	14.41	0.23	(1.42)	(1.19)	(0.20)	(0.98)	(1.18)	12.04	(8.68)	1,237,283		1.71	0.55	0.55	33
07/01/20	06/30/21	10.61	0.20	3.99	4.19	(0.39)	—	(0.39)	14.41	40.12	1,149,351		1.52	0.55	0.55	42
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

Investor Shares*
07/01/22	12/31/22	12.02	0.11	1.18	1.29	(0.21)	(0.25)	(0.46)	12.85	10.66	824		1.75	0.70	0.70	14
07/01/21^	06/30/22	14.41	0.21	(1.42)	(1.21)	(0.20)	(0.98)	(1.18)	12.02	(8.87)	208		1.56	0.70	0.70	33

*
Information for periods beginning after June 30, 2022 is unaudited. Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. The increase in the portfolio turnover rate for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Information presented is for the entire history of the share class.
+	Distribution made was less than $0.005/share.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year. Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)
Not annualized for periods less than one year.  Portfolio turnover rates are calculated at the fund level (not by individual share class). Total return amounts shown in these financial highlights may differ from elsewhere in this report due to adjustments made in this report that did not impact the net asset values that were used to process shareholder transactions.

(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
December 31, 2022 (Unaudited)

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,

•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,

•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,

•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,

•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,

•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Sustainable Small-Cap Core Fund (“Sustainable Small-Cap Core Fund”) seeks to achieve long-term capital appreciation by investing primarily in equity securities of small-cap companies,

•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,

•	Brown Advisory Sustainable International Leaders Fund (“Sustainable International Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in international equities,

•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,

•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,

•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,

•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

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Notes to Financial Statements
December 31, 2022 (Unaudited)

The Funds inception dates are as follows. Operations commenced the first business day after the inception date.

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Intermediate Income	—	11/2/1995	5/13/1991
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Total Return	10/30/2014	10/30/2014	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Sustainable Bond	7/2/2018	8/7/2017	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Maryland Bond	—	12/21/2000	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Tax-Exempt
Small-Cap				Sustainable Bond	—	12/2/2019	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	Mortgage Securities	5/13/2014	12/26/2013	—
Sustainable			—	WMC Strategic
Small-Cap Core	9/30/2021	9/30/2021		European Equity	10/21/2013	10/21/2013	10/21/2013
Global Leaders	10/31/2018	7/1/2015	—	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Sustainable International				Beutel Goodman
Leaders	2/28/2022	2/28/2022	—	Large-Cap Value	2/13/2018	6/30/2021	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value

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Notes to Financial Statements
December 31, 2022 (Unaudited)

that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of the date of this report, the Small-Cap Growth Fund and Emerging Markets Select Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total value of such securities held as of the date of this report was $1,357,127 or 0.1% of Small-Cap Growth Fund’s net assets and $1,848 or 0.0% of Emerging Market Select Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2022:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,023,020,310	$—	$—
REIT^	59,106,447	—	—
Short-Term Investments	56,730,992	—	—
Total Investments	$2,138,857,749	$—	$—

Flexible Equity Fund
Common Stocks	$570,307,326	$—	$—
REIT^	8,566,273	—	—
Short-Term Investments	13,255,850	—	—
Total Investments	$592,129,449	$—	$—

Equity Income Fund
Common Stocks	$66,917,693	$—	$—
Preferred Stocks	972,210	—	—
REIT^	3,472,816	—	—
Short-Term Investments	2,287,109	—	—
Total Investments	$73,649,828	$—	$—

Sustainable Growth Fund
Common Stocks	$5,279,308,110	$—	$—
REIT^	243,057,868	—	—
Short-Term Investments	118,084,973	—	—
Total Investments	$5,640,450,951	$—	$—

Mid-Cap Growth Fund
Common Stocks	$85,038,503	$—	$—
REIT^	2,384,877	—	—
Short-Term Investments	4,315,752	—	—
Total Investments	$91,739,132	$—	$—

Small-Cap Growth Fund†
Common Stocks	$1,736,641,790	$—	$—
Private Placements	—	—	1,357,127
REIT^	30,179,070	—	—
Exchange Traded Funds	55,645,607	—	—
Short-Term Investments	138,390,341	—	—
Total Investments	$1,960,856,808	$—	$1,357,127

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Notes to Financial Statements
December 31, 2022 (Unaudited)

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$998,613,983	$—	$—
REIT^	88,802,514	—	—
Short-Term Investments	41,092,732	—	—
Total Investments	$1,128,509,229	$—	$—

Sustainable Small-Cap Core Fund
Common Stocks	$32,029,497	$—	$—
REIT^	1,458,657	—	—
Short-Term Investments	3,117,773	—	—
Total Investments	$36,605,927	$—	$—

Global Leaders Fund
Common Stocks:
Brazil	$—	$25,774,680	$—
China	—	39,780,991	—
Denmark	—	19,519,400	—
France	—	48,126,542	—
Germany	—	80,867,514	—
India	—	43,473,430	—
Indonesia	—	37,230,123	—
Netherlands	30,195,157	38,771,217	—
Sweden	—	26,534,332	—
Switzerland	—	38,020,859	—
Taiwan	36,620,029	—	—
United Kingdom	—	54,920,691	—
United States	619,987,445	—	—
Short-Term Investments	33,197,364	—	—
Total Investments	$719,999,995	$453,019,779	$—

Sustainable International Leaders Fund
Common Stocks:
Brazil	$—	$473,684	$—
Canada	663,970	—	—
China	—	722,238	—
Denmark	—	620,206	—
Finland	—	550,694	—
France	—	1,703,958	—
Germany	—	1,230,339	—
India	725,420	—	—
Indonesia	—	518,150	—
Japan	—	843,542	—
Netherlands	—	1,428,329	—
Sweden	—	662,745	—
Switzerland	—	1,128,510	—
United Kingdom	—	3,535,495	—
United States	1,097,401	—	—
Short-Term Investments	271,873	—	—
Total Investments	$2,758,664	$13,417,890	$—

Intermediate Income Fund
Mortgage Backed Securities	$—	$35,407,506	$—
Corporate Bonds & Notes	—	22,033,769	—
Asset Backed Securities	—	9,078,665	—
U.S. Treasury Notes	—	41,006,647	—
Affiliated Mutual Funds	15,090,110	—	—
Short-Term Investments	2,427,485	—	—
Total Investments	$17,517,595	$107,526,587	$—
Futures Contracts – Long*	$13,149	$—	$—
Futures Contracts – Short*	$23,540	$—	$—

Total Return Fund
Mortgage Backed Securities	$—	$124,672,251	$—
Corporate Bonds & Notes	—	65,678,290	—
Asset Backed Securities	—	19,972,368	—
Municipal Bonds	—	1,315,977	—
U.S. Treasury Notes	—	128,533,588	—
Short-Term Investments	75,734,077	21,727,483	—
Total Investments	$75,734,077	$361,899,957	$—
Futures Contracts – Long*	$116,154	$—	$—
Futures Contracts – Short*	$459,554	$—	$—

Sustainable Bond Fund
Mortgage Backed Securities	$—	$99,125,231	$—
Foreign Government Bonds	—	89,140,845	—
Corporate Bonds & Notes	—	58,132,842	—
Asset Backed Securities	—	14,327,965	—
Municipal Bonds	—	9,843,371	—
U.S. Treasury Notes	—	20,353,384	—
Short-Term Investments	72,466,804	20,063,853	—
Total Investments	$72,466,804	$310,987,491	$—
Futures Contracts – Long*	$(52,223)	$—	$—
Futures Contracts – Short*	$305,611	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$156,649,611	$—
Short-Term Investments	3,930,494	—	—
Total Investments	$3,930,494	$156,649,611	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$670,095,905	$—
Short-Term Investments	1,500,769	—	—
Total Investments	$1,500,769	$670,095,905	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$261,546,171	$—
Short-Term Investments	11,135,962	—	—
Total Investments	$11,135,962	$261,546,171	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$295,984,119	$—
Asset Backed Securities	—	20,465,207	—
U.S. Treasury	—	925,000	—
Municipal Bonds	—	468,463	—
Short-Term Investments	32,811,634	—	—
Total Investments	$32,811,634	$317,842,789	$—
Futures Contracts – Long*	$(6,287)	$—	$—
Futures Contracts – Short*	$65,037	$—	$—

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Notes to Financial Statements
December 31, 2022 (Unaudited)

	Level 1	Level 2	Level 3
WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$6,931,139	$—
Belgium	—	7,260,588	—
Czech Republic	—	1,560,690	—
Denmark	—	1,200,024	—
France	—	24,030,349	—
Germany	—	25,851,222	—
Ireland	—	2,981,200	—
Italy	—	279,955	—
Netherlands	—	4,626,814	—
Portugal	—	1,803,356	—
Spain	—	8,420,953	—
Sweden	—	7,682,692	—
Switzerland	—	11,835,884	—
United Kingdom	—	62,691,605	—
Preferred Stocks	—	2,645,771	—
Short-Term Investments	6,485,797	—	—
Total Investments	$6,485,797	$169,802,242	$—

Emerging Markets Select Fund†
Common Stocks:
Brazil	$—	$9,060,536	$—
China	23,001,900	164,715,188	—
Hungary	—	4,455,002	—
India	—	58,729,637	—
Indonesia	—	12,105,043	—
Malaysia	—	3,889,537	—
Russia	—	—	1,848
Singapore	—	17,271,868	—
South Africa	—	5,051,594	—
South Korea	—	60,232,871	—
Taiwan	—	62,408,799	—
Thailand	—	6,593,264	—
Turkey	1,836,374	—	—
United Arab Emirates	—	3,804,677	—
United Kingdom	—	3,986,121	—
United States	11,295,818	—	—
Preferred Stocks	—	8,273,069	—
Short-Term Investments	15,335,109	—	—
Total Investments	$51,469,201	$420,577,206	$1,848

Beutel Goodman Large-Cap Value Fund
Common Stocks	$1,423,874,080	$—	$—
Short-Term Investments	39,556,811	—	—
Total Investments	$1,463,430,891	$—	$—

^	Real Estate Investment Trusts.
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.
†	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

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Notes to Financial Statements
December 31, 2022 (Unaudited)

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2022.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short- term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the

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Notes to Financial Statements
December 31, 2022 (Unaudited)

Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as “Floating rate note obligations, interest and fees” in the liabilities section of the Fund’s Statement of Assets and Liabilities and also includes interest and fees associated with the floating rate obligations. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense and other fees incurred on the Floaters is included on the Statement of Operations as “Interest expense and fees on floating rate note obligations”. During the six months ended as of the date of this report, the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund engaged in TOB transactions and $202,936 and $46,270 of such expenses were incurred, respectively. As of the date of this report, none of the Funds had outstanding floating rate obligations related to its tender option bond transactions. The average amount of outstanding floating rate note obligations for the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund during the period of this report was $17,482,087 and $3,685,039, respectively.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2019-2021) as of June 30, 2022 or are expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

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Notes to Financial Statements
December 31, 2022 (Unaudited)

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements and SEC Regulations – In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management has also been working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

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Notes to Financial Statements
December 31, 2022 (Unaudited)

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Sustainable Small-Cap Core	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Sustainable International Leaders[1]	0.75%	Emerging Markets Select[2,3]	0.90%
Intermediate Income	0.30%	Beutel Goodman Large-Cap Value[4]	0.45%
Total Return	0.30%

[1]
Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and the Sustainable International Leaders Fund and makes investment decisions on their behalf. BAL is compensated for its services by the Adviser.

[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Sustainable Small-Cap Core	0.93%	1.08%	1.33%
Global Leaders	0.87%	1.02%	1.27%
Sustainable International Leaders	0.85%	1.00%	1.25%
Intermediate Income	0.48%	0.53%	0.78%
Total Return and Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

During the six months ended December 31, 2022, the Adviser waived $17,101 in expenses for Equity Income Fund, $4,184 in expenses for Mid-Cap Growth Fund, $54,163 in expenses for Sustainable Small-Cap Core Fund and $62,772 in expenses for Sustainable International Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

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Notes to Financial Statements
December 31, 2022 (Unaudited)

	June 30,
	2023	2024	2025	Total
Equity Income Fund	$—	$20,506	$22,413	$42,919
Mid-Cap Growth Fund	125,645	53,751	—	179,396
Sustainable Small-Cap Core Fund	N/A	N/A	89,225	89,225
Global Leaders Fund	260,299	84,839	—	345,138
Sustainable International Leaders Fund	N/A	N/A	59,952	59,952

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund – The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2022, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total value of $15,090,110, or 12.0% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the six months ended December 31, 2022 the Intermediate Income Fund waived $24,327 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the six months ended December 31, 2022:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
06/30/2022	Purchases	Sales	(Losses)	(Depreciation)	12/31/2022	Income	Distributions	12/31/2022
$17,238,512	$—	$(1,319,360)	$(178,456)	$(650,586)	$15,090,110	$232,084	$—	1,654,617

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

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Notes to Financial Statements
December 31, 2022 (Unaudited)

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2022, the WMC Strategic European Equity Fund engaged in securities purchases of $247,027. The WMC Strategic European Equity Fund engaged in such securities sales of $88,373, resulting in realized loss of $124,456. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, during the six months ended December 31, 2022 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$153,830,933	$276,326,009	Intermediate Income	$30,896,034	$40,958,003
Flexible Equity	54,423,890	58,533,341	Total Return	383,138,876	390,390,649
Equity Income	1,768,800	8,513,231	Sustainable Bond	332,990,942	334,821,154
Sustainable Growth	678,483,912	279,845,779	Maryland Bond	51,053,963	52,702,881
Mid-Cap Growth	28,296,549	57,564,220	Tax-Exempt Bond	312,465,625	449,421,361
Small-Cap Growth	378,649,901	348,500,906	Tax-Exempt Sustainable Bond	175,995,544	229,782,560
Small-Cap Fundamental Value	160,547,009	270,173,174	Mortgage Securities	362,629,500	363,485,422
Sustainable Small-Cap Core	13,126,548	14,293,994	WMC Strategic European Equity	59,406,628	138,022,403
Global Leaders	110,081,014	127,031,419	Emerging Markets Select	191,246,773	214,529,344
Sustainable International Leaders	9,564,520	1,062,151	Beutel Goodman Large-Cap Value	278,433,677	180,475,289

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities during the six months ended December 31, 2022 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$15,590,923	$15,585,089	Sustainable Bond	$9,114,011	$11,096,427
Total Return	22,771,895	12,372,086	Mortgage Securities	13,135,512	12,125,155

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Notes to Financial Statements
December 31, 2022 (Unaudited)

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2022 is estimated):

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2022	2022	2022	2022	2022	2022
Growth Equity	$—	$—	$—	$1,757,252	$154,276,859	$418,137,727
Flexible Equity	—	—	1,834,982	4,916,461	20,267,064	22,220,388
Equity Income	—	—	595,052	1,607,286	5,881,252	7,564,213
Sustainable Growth	—	—	10,470	21,264,932	—	110,478,765
MidCap Growth	—	—	—	7,954,927	6,173,357	8,549,551
Small-Cap Growth	—	—	—	12,395,676	151,387,604	259,770,985
Small-Cap Fundamental Value	—	—	4,527,234	3,250,435	63,667,844	4,127,381
Sustainable Small-Cap Core	—	—	—	—	615	—
Global Leaders	—	—	7,386,737	12,129,396	—	3,919,199
Sustainable International Leaders	—	—	38,904	—	—	—
Intermediate Income	—	—	1,506,342	2,233,923	—	1,253,851
Total Return	—	—	4,352,986	11,498,527	—	3,950,115
Sustainable Bond	—	—	3,669,065	5,056,872	—	3,138,927
Maryland Bond	2,184,978	4,002,989	52,144	11,874	—	—
Tax-Exempt Bond	11,354,469	28,844,025	745,307	786,796	—	5,372,478
Tax-Exempt Sustainable Bond	3,096,827	3,218,015	260,315	1,351,822	—	908,647
Mortgage Securities	—	—	4,577,358	4,751,700	—	—
WMC Strategic European Equity	—	—	3,633,258	13,640,249	1,383,185	29,108,376
Emerging Markets Select	—	—	6,117,692	3,800,392	—	—
Beutel Goodman Large-Cap Value	—	—	30,846,725	58,920,702	21,249,086	41,288,190

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

At June 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,675,406,747	$328,252,621	$44,783,289	$4,568,536,359	$125,788,420	$1,826,790,119
Unrealized appreciation	977,557,881	301,115,499	32,819,650	1,328,476,875	17,741,031	322,004,249
Unrealized depreciation	(336,186,646)	(27,663,712)	(957,266)	(512,951,973)	(24,483,754)	(267,848,163)
Net unrealized app (dep)	641,371,235	273,451,787	31,862,384	815,524,902	(6,742,723)	54,156,086
Undistributed income	—	1,197,435	—	—	—	—
Undistributed capital gains	154,276,176	16,854,611	4,517,505	—	6,173,333	151,387,546
Total undistributed earnings	154,276,176	18,052,046	4,517,505	—	6,173,333	151,387,546
Other accumulated gains (losses)	—	—	—	(46,338,194)	(5,904,314)	(12,069,376)
Total distributable earnings (losses)	$795,647,411	$291,503,833	$36,379,889	$769,186,708	$(6,473,704)	$193,474,256

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Notes to Financial Statements
December 31, 2022 (Unaudited)

	Small-Cap	Sustainable	Global	Sustainable	Intermediate	Total
	Fundamental	Small-Cap	Leaders	International	Income	Return
	Value Fund	Core Fund	Fund	Leaders Fund	Fund	Fund
Cost of investments	$934,819,991	$43,817,117	$997,089,688	$77,836,149	$154,034,332	$446,839,746
Unrealized appreciation	290,163,305	602,947	208,708,532	42,168	66,100	3,334,304
Unrealized depreciation	(92,039,949)	(9,107,548)	(88,566,902)	(908,247)	(9,174,894)	(19,924,322)
Net unrealized app (dep)	198,123,356	(8,504,601)	120,141,630	(866,079)	(9,108,794)	(16,590,018)
Undistributed income	1,436,875	—	509,244	38,896	156,675	493,521
Undistributed capital gains	22,571,864	607	—	—	—	—
Total undistributed earnings	24,008,739	607	509,244	38,896	156,675	493,521
Other accumulated gains (losses)	—	(10,894)	(18,688,572)	(48,462)	(2,583,623)	(28,760,119)
Total distributable earnings (losses)	$222,132,095	$(8,514,888)	$101,962,302	$(875,645)	$(11,535,742)	$(44,856,616)

	Sustainable	Maryland	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic
	Bond	Bond	Bond	Sustainable	Securities	European
	Fund	Fund	Fund	Bond Fund	Fund	Equity Fund
Cost of investments	$344,969,168	$176,490,565	$899,026,218	$343,223,528	$361,930,463	$255,847,255
Unrealized appreciation	506,939	61,413	830,710	180,422	8,060,208	35,508,971
Unrealized depreciation	(19,483,735)	(11,787,045)	(65,485,712)	(20,037,462)	(16,380,219)	(37,741,809)
Net unrealized app (dep)	(18,976,796)	(11,725,632)	(64,655,002)	(19,857,040)	(8,320,011)	(2,232,838)
Undistributed income	386,890	249,303 ^	1,605,525 ^	382,367 ^	552,370	3,633,182
Undistributed capital gains	—	—	—	—	—	1,383,176
Total undistributed earnings	386,890	249,303	1,605,525	382,367	552,370	5,016,358
Other accumulated gains (losses)	(13,475,346)	(2,226,687)	(27,788,243)	(1,513,500)	(16,974,870)	(89,527)
Total distributable earnings (losses)	$(32,065,252)	$(13,703,016)	$(90,837,720)	$(20,988,173)	$(24,742,511)	$2,693,993

	Emerging	Beutel Goodman
	Markets	Large-Cap
	Select Fund	Value Fund
Cost of investments	$519,455,198	$1,247,142,915
Unrealized appreciation	61,581,049	116,876,942
Unrealized depreciation	(74,257,287)	(135,086,103)
Net unrealized app (dep)	(12,676,238)	(18,209,161)
Undistributed income	4,288,596	17,790,586
Undistributed capital gains	—	15,444,813
Total undistributed earnings	4,288,596	33,235,399
Other accumulated gains (losses)	(34,210,861)	—
Total distributable earnings (losses)	$(42,598,503)	$15,026,238

^	Represents income that is exempt from federal income taxes.

At June 30, 2022 the differences between tax basis and book basis amounts were primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

Note 6. Futures Contracts

The Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the six months ended December 31, 2022. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities

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Notes to Financial Statements
December 31, 2022 (Unaudited)

pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. For futures contracts denominated in foreign currencies, both the Notional Amount and Notional Value have been translated into U.S. Dollars as of the date of this report. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the six months ended December 31, 2022, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Intermediate Income	Interest Rate	$14,999,446	$(11,179,626)
Total Return	Interest Rate & Currency	87,723,872	(29,767,480)
Sustainable Bond	Interest Rate & Currency	59,301,208	(39,006,597)
Mortgage Securities	Interest Rate	18,747,586	(25,123,597)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk. Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of December 31, 2022, Brown Advisory Funds has a secured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of the date of this report was 7.50% (prime rate). The following table shows the details of the Funds’ borrowing activity during the six months ended December 31, 2022. Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average	Total Interest	Average Annual
Fund	Balance	Daily Balance	Expense Incurred	Interest Rate
Mid-Cap Growth	$3,210,000	$17,446	$557	6.25%
WMC Strategic European Equity	9,673,000	164,234	5,246	6.25%
Emerging Markets Select	150,000	815	26	6.25%

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Notes to Financial Statements
December 31, 2022 (Unaudited)

Note 8. Market Disruptions

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has significantly disrupted economic markets. The ultimate short-term and long-term impact on economies, markets, industries, and individual issuers in which the Funds invest is unknown. The financial performance of the issuers of securities in which the Funds invest depends on future developments including the duration and spread of the outbreak. This uncertainty may adversely affect the value and liquidity of the Funds’ investments.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

Note 9. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to December 31, 2022 that would require recognition or disclosure in these financial statements.

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Expense Example For the Six Months Ended December 31, 2022 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2022 – December 31, 2022).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2022	December 31, 2022	the Period*	December 31, 2022	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$ 973.80	$3.38	$1,021.78	$3.47	0.68%
Investor Shares	$1,000.00	$ 973.30	$4.13	$1,021.02	$4.23	0.83%
Advisor Shares	$1,000.00	$ 972.40	$5.37	$1,019.76	$5.50	1.08%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,010.60	$2.74	$1,022.48	$2.75	0.54%
Investor Shares	$1,000.00	$1,009.90	$3.50	$1,021.73	$3.52	0.69%
Advisor Shares	$1,000.00	$1,008.40	$4.76	$1,020.47	$4.79	0.94%

Equity Income Fund
Institutional Shares	$1,000.00	$1,047.40	$3.92	$1,021.37	$3.87	0.76%
Investor Shares	$1,000.00	$1,047.40	$4.70	$1,020.62	$4.63	0.91%
Advisor Shares	$1,000.00	$1,046.00	$5.98	$1,019.36	$5.90	1.16%

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Expense Example For the Six Months Ended December 31, 2022 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2022	December 31, 2022	the Period*	December 31, 2022	the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$ 976.60	$3.19	$1,021.98	$3.26	0.64%
Investor Shares	$1,000.00	$ 975.60	$3.93	$1,021.22	$4.02	0.79%
Advisor Shares	$1,000.00	$ 974.60	$5.18	$1,019.96	$5.30	1.04%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,030.80	$4.20	$1,021.07	$4.18	0.82%
Investor Shares	$1,000.00	$1,031.00	$4.97	$1,020.32	$4.94	0.97%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,039.40	$4.93	$1,020.37	$4.89	0.96%
Investor Shares	$1,000.00	$1,038.50	$5.70	$1,019.61	$5.65	1.11%
Advisor Shares	$1,000.00	$1,037.90	$6.99	$1,018.35	$6.92	1.36%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,096.20	$5.02	$1,020.42	$4.84	0.95%
Investor Shares	$1,000.00	$1,095.50	$5.81	$1,019.66	$5.60	1.10%
Advisor Shares	$1,000.00	$1,094.20	$7.13	$1,018.40	$6.87	1.35%

Sustainable Small-Cap Core Fund
Institutional Shares	$1,000.00	$1,056.80	$4.82	$1,020.52	$4.74	0.93%
Investor Shares	$1,000.00	$1,055.60	$5.60	$1,019.76	$5.50	1.08%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,038.40	$3.90	$1,021.37	$3.87	0.76%
Investor Shares	$1,000.00	$1,037.20	$4.67	$1,020.62	$4.63	0.91%

Sustainable International Leaders Fund
Institutional Shares	$1,000.00	$1,081.00	$4.46	$1,020.92	$4.33	0.85%
Investor Shares	$1,000.00	$1,079.90	$5.24	$1,020.16	$5.09	1.00%

Intermediate Income Fund
Investor Shares	$1,000.00	$974.10	$2.39	$1,022.79	$2.45	0.48%
Advisor Shares	$1,000.00	$972.20	$3.63	$1,021.53	$3.72	0.73%

Total Return Fund
Institutional Shares	$1,000.00	$964.00	$2.08	$1,023.09	$2.14	0.42%
Investor Shares	$1,000.00	$964.80	$2.33	$1,022.84	$2.40	0.47%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$960.90	$2.17	$1,022.99	$2.24	0.44%
Investor Shares	$1,000.00	$960.70	$2.42	$1,022.74	$2.50	0.49%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,006.20	$2.48	$1,022.74	$2.50	0.49%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,003.20	$2.32	$1,022.89	$2.35	0.46%
Investor Shares	$1,000.00	$1,002.90	$2.57	$1,022.63	$2.60	0.51%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$1,004.30	$2.58	$1,022.63	$2.60	0.51%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$965.10	$2.23	$1,022.94	$2.29	0.45%
Investor Shares	$1,000.00	$963.90	$2.48	$1,022.68	$2.55	0.50%

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Expense Example For the Six Months Ended December 31, 2022 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2022	December 31, 2022	the Period*	December 31, 2022	the Period*	Ratio*
WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,045.80	$5.62	$1,019.71	$5.55	1.09%
Investor Shares	$1,000.00	$1,045.40	$6.39	$1,018.95	$6.31	1.24%
Advisor Shares	$1,000.00	$1,043.40	$7.67	$1,017.69	$7.58	1.49%

Emerging Markets Select Fund
Institutional Shares	$1,000.00	$ 991.80	$5.62	$1,019.56	$5.70	1.12%
Investor Shares	$1,000.00	$ 990.20	$6.37	$1,018.80	$6.46	1.27%
Advisor Shares	$1,000.00	$ 989.10	$7.62	$1,017.54	$7.73	1.52%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,106.60	$2.92	$1,022.43	$2.80	0.55%
Investor Shares	$1,000.00	$1,107.00	$3.72	$1,021.68	$3.57	0.70%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) the continuation of each of the applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement for each of the Funds (other than the Sustainable International Leaders Fund, which had only recently commenced operations) and each of the Sub-Advisory Agreements (other than for the Sustainable International Leaders Fund). The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory. In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-WMC Strategic European Equity Fund; (2) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Beutel Goodman Large-Cap Value Fund; and (4) the approval of the continuation of each of the Sub-Investment Advisory Agreements for the Brown Advisory Emerging Markets Select Fund.

1. Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to each of the applicable Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration. This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 13, 2022. At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement. In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2023.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the subject Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use. In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided. The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities as demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

management and compliance oversight processes, and the competitive investment performance of the Funds. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2022, and for shorter periods as applicable with respect to those Funds with shorter operating histories. The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its primary benchmark index and its peers, as follows:

1. Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the three-, five- and ten-year periods ended June 30, 2022, but outperformed its primary benchmark index for the one-year period ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the three- and ten-year periods ended June 30, 2022, but had outperformed its peer group median for the one-year period ended June 30, 2022 and had performed in line with the peer group median for the five-year period. The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

2. Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the five- and ten-year periods ended June 30, 2022, but underperformed its primary benchmark index for the one- and three-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2022.

3. Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and ten-year periods ended June 30, 2022, but had outperformed its peer group median for the five-year period ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

4. Small-Cap Fundamental Value Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Value Index, for the three- and five-year periods ended June 30, 2022, but outperformed its primary benchmark index for the one- and ten-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the three-, five- and ten-year periods ended June 30, 2022, but outperformed its peer group median for the one-year period ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

5. Small-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and ten-year periods ended June 30, 2022, but had underperformed its peer group median for the five-year period ended June 30, 2022.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

6. Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the five- and ten-year periods ended June 30, 2022, but had underperformed its primary benchmark index for the one- and three-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2022.

7. Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Intermediate US Aggregate Bond Index, for the one-, three- and five-year periods ended June 30, 2022, but had underperformed its primary benchmark index for the ten-year period ended June 30, 2022. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2022, but had outperformed its peer group median for the ten-year period ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8. Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three- and ten-year periods ended June 30, 2022, but had outperformed its peer group median for the five-year period ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

9. Tax-Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax-Exempt Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the five- and ten-year periods ended June 30, 2022, but had underperformed its primary benchmark index for the one- and three-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2022, but had underperformed its peer group median for the one-year period ended June 30, 2022 and had performed in line with the peer group median for the ten-year period ended June 30, 2022.

10. Emerging Markets Select Fund

The Board then reviewed information and materials regarding the performance results for the Emerging Markets Select Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the FTSE Emerging Index, for the one- and three-year periods ended June 30, 2022, but had underperformed its primary benchmark index for the five-year period ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2022, but underperformed its peer group median for the five-year period ended June 30, 2022. The members of the Board took into consideration that in February 2019 the Fund’s previous Sub-Adviser that had been sub-advising the Fund since its inception in December 2012 was replaced by two new Sub-Advisers and the Fund became subject to new principal investment strategies at that time.

11. WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe Index, for the one-, three- and five-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2022.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

12. Mortgage Securities Fund

The Board then reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Mortgage Backed Securities Index, for the one-, three- and five-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2022.

13. Total Return Fund

The Board next reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg US Aggregate Bond Index, for the one-, three- and five-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2022.

14. Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the FTSE All-World Index, for the three- and five-year periods ended June 30, 2022, but had underperformed its benchmark index for the one-year period ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2022.

15. Mid-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Mid-Cap Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell Midcap Growth Index, for the one- and three-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, and three-year periods ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

16. Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg US Aggregate Bond Index, for the one- and three-year periods ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2022.

17. Beutel Goodman Large-Cap Value Fund

The Board next reviewed information and materials regarding the performance results for the Beutel Goodman Large-Cap Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Value Index, for the three-year period ended June 30, 2022, but had underperformed its primary benchmark index for the one-year period ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-year period ended June 30, 2022, but had underperformed its peer group median for the one-year period ended June 30, 2022.

18. Tax-Exempt Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Tax-Exempt Sustainable Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-year period ended June 30, 2022. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser. The Board also noted that, because the Fund commenced operations in December 2019, the Fund has a relatively short performance history.

19. Sustainable Small-Cap Core Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Small-Cap Core Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Index, for the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

year-to-date period ended June 30, 2022. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the year-to-date period ended June 30, 2022. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser. The Board also noted that, because the Fund commenced operations in September 2021, the Fund has a relatively short performance history.

The cost of advisory services provided and the level of profitability. The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds. On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages. The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2023, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the subject Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable. The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds. In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the relevant share classes of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as follows:

1. Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.76%, which was lower than the median net expense ratio of its peer funds.

2. Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.43% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.53%, which was lower than the median net expense ratio of its peer funds. The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.50% on all assets less than $150 million; 0.45% on all assets greater than or equal to $150 million but less than $250 million; 0.40% on all assets greater than or equal to $250 million but less than $1 billion; and 0.38% on all assets greater than or equal to $1 billion.

3. Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.57% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.66%, which was lower than the median net expense ratio of its peer funds. The Board took into account that the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

4. Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.95%, which was higher than the median net expense ratio of its peer funds.

5. Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.95%, which was lower than the median net expense ratio of its peer funds.

6. Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.53% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.63%, which was lower than the median net expense ratio of its peer funds. The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

7. Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.46%, which was lower than the median net expense ratio of its peer funds.

8. Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

9. Tax-Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax-Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.41%, which was lower than the median net expense ratio of its peer funds.

10. Emerging Markets Select Fund

The Board next reviewed expense information and materials for the Emerging Markets Select Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.10%, which was higher than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

11. WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the WMC Strategic European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was above the median of its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.04%, which was lower than the median net expense ratio of its peer funds.

12. Mortgage Securities Fund

The Board then reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.44%, which was lower than the median net expense ratio of its peer funds.

13. Total Return Fund

The Board next reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.42%, which was lower than the median net expense ratio of its peer funds.

14. Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.75%, which was lower than the median net expense ratio of its peer funds.

15. Mid-Cap Growth Fund

The Board then reviewed expense information and materials for the Mid-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.79%, which was lower than the median net expense ratio of its peer funds.

16. Sustainable Bond Fund

The Board next reviewed expense information and materials for the Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.44%, which was lower than the median net expense ratio of its peer funds.

17. Beutel Goodman Large-Cap Value Fund

The Board then reviewed expense information and materials for the Beutel Goodman Large-Cap Value Fund, noting that the Investment Advisory Agreement provided for a 0.45% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.55%, which was lower than the median net expense ratio of its peer funds.

18. Tax-Exempt Sustainable Bond Fund

The Board then reviewed expense information and materials for the Tax-Exempt Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

19. Sustainable Small-Cap Core Fund

The Board next reviewed expense information and materials for the Sustainable Small-Cap Core Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was in line with its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.93%, which was lower than the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that, for most of the Funds, the Funds’ investment advisory fees will not decrease as those Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market. The Trustees took into consideration that the Adviser has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale. The Trustees also noted that the Funds’ advisory fees are competitive against their peers. The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the Funds not currently subject to breakpoints have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on other Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that certain benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high-quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring the Funds operate successfully. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Additionally, the Trustees considered the overall nature and extent of the risks incurred by the Adviser as a result of managing its own proprietary family of mutual funds, which risks include, but are not necessarily limited to, entrepreneurial risk, reputational risk, financial risk, litigation risk, regulatory risk and business risk.

The Trustees also took into consideration the Adviser’s statements that the Adviser has in the past, and intends to continue to going forward, reinvest profits into its business in order to make the necessary investments in personnel and infrastructure to continue to build out the Adviser’s portfolio management and research capabilities and its operational, technology, compliance and cybersecurity infrastructure.

The Trustees also reviewed with the Adviser the efforts that the Adviser has taken in response to recent regulatory developments relating to the Securities and Exchange Commission’s ongoing monitoring and oversight of various types of investment strategies and practices relating to ESG-related and sustainable-related investment practices, including with respect to marketing and disclosure in connection with such investment strategies and practices, and the Trustees considered the extensive resources that the Adviser has devoted to its sustainable investing business and to its compliance oversight operations that are related to its sustainable investing business.

In reaching their conclusion with respect to the approval of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-WMC Strategic European Equity Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-WMC Strategic European Equity Fund between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Fund (“Wellington”), was also approved by the Board of Trustees at the Board meeting held on September 13, 2022.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington, the Board of Trustees requested, and Brown Advisory and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Wellington and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Wellington’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2023. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington. Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

3. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 13, 2022 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Brown Advisory Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person Board meeting. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration. In connection with these matters with respect to the sub-advisory arrangements for the Global Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2023. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund. The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and are under common control.

4. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-Beutel Goodman Large-Cap Value Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Beutel Goodman Large-Cap Value Fund between Brown Advisory and Beutel Goodman & Company, Ltd., the sub-investment adviser to the Fund (“Beutel Goodman”), was also approved by the Board of Trustees at the Board meeting held on September 13, 2022.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Beutel Goodman, as applicable, to furnish the Trustees with such information that is responsive to their request.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman, the Board of Trustees requested, and Brown Advisory and Beutel Goodman provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Beutel Goodman in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Beutel Goodman. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Beutel Goodman’s investment activities with respect to Beutel Goodman’s day-to-day portfolio management of the Fund’s assets in order to make sure that Beutel Goodman is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Beutel Goodman with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Beutel Goodman, which reports contain detailed analyses of how Beutel Goodman is performing.

The Board reviewed and evaluated the information that Brown Advisory and Beutel Goodman had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Beutel Goodman and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Beutel Goodman is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Beutel Goodman’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Beutel Goodman, the Trustees concluded that Beutel Goodman is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Funds’ operating expenses through October 31, 2023. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Beutel Goodman. Accordingly, on the basis of the Board’s review of the fees charged by Beutel Goodman for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Beutel Goodman and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Beutel Goodman from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Beutel Goodman from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Beutel Goodman has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Beutel Goodman, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Beutel Goodman with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Beutel Goodman to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Beutel Goodman and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Beutel Goodman, reasonably reflected the nature and extent of the services provided by Beutel Goodman with respect to the Fund.

5. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreements With Respect to the Brown Advisory Emerging Markets Select Fund

At their September 13, 2022 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena Investment Management LLC (“Pzena”) with respect to the Brown Advisory Emerging Markets Select Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreements, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of Brown Advisory, Wellington and Pzena, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena, the Board of Trustees requested, and Brown Advisory, Wellington and Pzena provided, information and data relevant to the Board’s consideration.

Approval of the Continuation of the Sub-Investment Advisory Agreement with Wellington Management Company LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of Wellington’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets that have been allocated to Wellington to manage in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Wellington and Brown

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Wellington, and Wellington’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2023. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington. Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Wellington, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Wellington and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Approval of the Continuation of the Sub-Investment Advisory Agreement with Pzena Investment Management LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Pzena. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Pzena in connection with the management and operation of Pzena’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Pzena. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Pzena’s investment activities with respect to Pzena’s day-to-day portfolio management of the Fund’s assets that have been allocated to Pzena to manage in order to make sure that Pzena is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Pzena with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Pzena, which reports contain detailed analyses of how Pzena is performing.

The Board reviewed and evaluated the information that Brown Advisory and Pzena had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Pzena and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Pzena is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Pzena, and Pzena’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Pzena, the Trustees concluded that Pzena is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2023. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Pzena. Accordingly, on the basis of the Board’s review of the fees charged by Pzena for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Pzena and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Pzena from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Pzena from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Applicable Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds (Unaudited)

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Pzena, the Trustees determined that Pzena has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Pzena, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Pzena with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Pzena and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Pzena to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Pzena and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Pzena, reasonably reflected the nature and extent of the services provided by Pzena with respect to the Fund.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Sustainable Small-Cap Core Fund	BAFYX	115233298	BIAYX	115233280	—	—-
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Sustainable International Leaders Fund	BAILX	115233272	BISLX	115233264	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	BIAVX	115233314	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 1. Reports to Stockholders (Continued).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Brown Advisory Funds

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    March 6, 2023

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    March 6, 2023

* Print the name and title of each signing officer under his or her signature.